UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2017

Date of reporting period:	10/31/2017

Item 1 – Reports to Stockholders

     PRUDENTIAL ABSOLUTE RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek positive returns over the long term, regardless of market conditions

Highlights

•

The Fund significantly outperformed the ICE BofAML USD LIBOR 3-Month Constant Maturity Index during the reporting period, led by strong sector allocation, security selection, and yield curve positioning.

•

Security selection was the largest positive contributor to performance, highlighted by positioning in non-agency mortgage-backed securities, collateralized loan obligations, investment-grade corporate bonds, high yield corporate bonds, and emerging markets securities.

•	Within corporate bonds, security selection in the retailers & restaurants and cable & satellite sectors modestly detracted from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Absolute Return Bond Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Absolute Return Bond Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Absolute Return Bond Fund

December 15, 2017

Prudential Absolute Return Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	1.18	1.66	1.89 (3/30/11)
Class C	4.16	1.86	1.85 (3/30/11)
Class Q	6.26	2.91	2.93 (3/30/11)
Class Z	6.19	2.87	2.87 (3/30/11)
ICE BofAML USD LIBOR 3-Month CM Index	1.06	0.48	0.46
Lipper Alternative Credit Focus Funds Average	4.35	2.02	2.41

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	5.95	2.60	2.60 (3/30/11)
Class C	5.16	1.86	1.85 (3/30/11)
Class Q	6.26	2.91	2.93 (3/30/11)
Class Z	6.19	2.87	2.87 (3/30/11)
ICE BofAML USD LIBOR 3-Month CM Index	1.06	0.48	0.46
Lipper Alternative Credit Focus Funds Average	4.35	2.02	2.41

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Absolute Return Bond Fund (Class Z shares) with a similar investment in the ICE BofAML USD LIBOR 3-Month CM Index by portraying the initial account values at the commencement of operations for Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

Prudential Absolute Return Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Q	Class Z*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

Benchmark Definitions

ICE BofAML USD LIBOR 3-Month CM Index—The ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that current day fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Lipper Alternative Credit Focus Funds Average—The Lipper Alternative Credit Focus Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Alternative Credit Focus Funds universe for the periods noted. Funds in the Lipper Average are funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

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Distributions and Yields as of 10/31/17
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.22	1.92	1.95
Class C	0.15	1.25	1.28
Class Q	0.25	2.14	2.14
Class Z	0.25	2.24	2.27

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/17 (%)
AAA	28.7
AA	5.9
A	9.8
BBB	16.2
BB	16.3
B	9.8
CCC	0.6
C	0.1
D	0.2
Not Rated	4.9
Cash/Cash Equivalents	7.4
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Prudential Absolute Return Bond Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Absolute Return Bond Fund’s Class Z shares returned 6.19% for the 12-month period ended October 31, 2017, outperforming the 1.06% gain of the ICE BofAML USD LIBOR 3-Month Constant Maturity Index (the Index). The Fund also outperformed the 4.35% return of the Lipper Alternative Credit Focus Funds Average.

What were market conditions?

•

At the beginning of the reporting period, the markets had to digest a US presidential election in which Republican candidate Donald Trump bested Democratic candidate Hillary Clinton. The outcome caused global equities to rally and interest rates to rise, as investors anticipated a buoyant US economy, based on their expectations of a pro-business and pro-growth Trump administration. Meanwhile, breakeven inflation rates moved higher as consumer confidence reached its highest level since 2001. (The breakeven inflation rate is a market-based measure of expected inflation.)

•

The first quarter of 2017 was dominated by rising expectations for growth and inflation, as well as signals from the European Central Bank about the potential for further tapering of its asset purchases and/or possible interest rate hikes. Additionally, the Federal Reserve (Fed) raised rates in March and continued to signal that further increases lay ahead. Nevertheless, interest rates in the US, Europe, and Japan generally stopped rising and credit spreads compressed. (Spreads are yield differentials between bonds of comparable maturity.) In this environment, investment-grade corporate bonds generated modestly positive returns, while high yield corporate bonds and emerging markets debt produced slightly stronger gains.

•

During the second quarter, bond market returns were respectable, led by higher yielding/more economically sensitive sectors. The Fed unveiled its plan to start trimming its balance sheet before year-end 2017, while Washington, DC was bogged down in political intrigue, hearings, and investigations, as well as the normal legislative hurdles. Policy disappointment, along with modestly softer economic data, resulted in a modest decline in long-term US interest rates.

•

During the third quarter, the US economy grew at a robust 3% pace for the second consecutive quarter, due in part to a buildup of business inventories. Underlying private-sector domestic demand slowed, likely dampened by the effects of Hurricanes Harvey and Irma. However, strong job gains continued to support consumer spending. Tax reform, if enacted, seemed likely to provide additional support to an already solid growth outlook.

•

In October, broad-based economic momentum continued, as monthly volatility in US economic data, driven by the hurricanes, largely subsided. Underlying growth remained solid, although perhaps a bit less than the third quarter’s 3% pace might suggest.

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What worked?

•	The Fund significantly outperformed the Index during the reporting period, led by strong sector allocation, security selection, and yield curve positioning.

•

Security selection was the largest positive contributor to performance, highlighted by positioning in non-agency mortgage-backed securities, collateralized loan obligations (CLOs), investment-grade corporate bonds, high yield corporate bonds, and emerging markets securities.

•

Positioning within corporate bonds, specifically foreign non-corporate bonds, and bonds in the gaming/lodging/leisure sectors added to performance. Among foreign non-corporate bonds, overweight positions in Portugal, Argentina, and Mexican petroleum company Petroleos Mexicanos were positive. Within the gaming/lodging/leisure sector, the Fund was helped by overweights in Scientific Games and Jack Ohio Finance.

•

Sector allocation also added to relative returns. More specifically, the Fund benefited from its overweight positions within credit sectors, including high yield bonds, investment-grade bonds, emerging markets debt, and commercial mortgage-backed securities (CMBS).

•

Also contributing positively was the Fund’s positioning for flatter yield curves. Yield curves are single line graphs that illustrate the relationship between the yields and maturities of fixed income securities.

What didn’t work?

•

Within corporate bonds, security selection in the retailers & restaurants and cable & satellite sectors modestly detracted from performance. Among retailers & restaurants, detractors included overweights in L Brands and CVS Health. Within cable & satellite, an overweight in Charter Communications was negative.

•

The Fund employs an absolute return strategy that seeks to mitigate (or even eliminate) interest-rate risk when appropriate. During the period, the Fund was hurt by its strategy to manage duration, which is a measure of the interest-rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The underperformance from duration positioning strategy occurred in November 2016 when the Fund held a long duration position as interest rates rose following the US election. The Fund’s active duration positioning ranged from 0.1 years short to 1.0 years long during the period, ending October at the longer end of the range at +0.7 years.

Did the Fund use derivatives and how did they affect performance?

•	During the reporting period, the Fund utilized derivative instruments. Interest rate derivatives were additive to performance, currency derivatives had a negligible impact,

Prudential Absolute Return Bond Fund	13

Strategy and Performance Overview (continued)

and credit derivatives were modestly positive. For additional information regarding the Fund’s derivative exposures please refer to the Fund’s Financial Statements.

Current outlook

•

Now that the Fed has begun to taper reinvestments of the maturing Treasuries and mortgage-backed securities on its balance sheet, PGIM Fixed Income expects it to resume gradual rate hikes by raising interest rates 25 basis points at the December policy meeting and then three times in 2018. (A basis point is 1/100th of a percent.) There are risks to this outlook if, for example, the Republicans’ tax package turns out to be more stimulative in 2018 than expected. Modest downside risks include the possibility that the housing market will react more sharply than expected to potential tax law changes.

•

Significant turnover at the Fed creates additional uncertainty over the likely path of rate hikes going forward. Trump’s nomination of current Governor Jerome Powell to be the next Fed chair appeased the market, as he is considered likely to provide continuity with the cautious, gradual policies of Janet Yellen’s term.

•

PGIM Fixed Income maintains a positive view of fundamentals in credit sectors, and at the end of the reporting period, the Fund continues to have exposure to an array of spread sectors, including high yield corporate bonds, investment-grade corporate bonds, emerging markets debt, and structured products, including CMBS, CLOs, and asset-backed securities. Spread sectors are corporate bonds, emerging markets debt, and other types of debt securities that provide extra yield (spread) over similar-duration government bond sectors to compensate for the greater credit risk associated with investing in them.

•

In investment-grade corporate bonds, the Fund continues to have a longer duration emphasis, with an overweight to financials. PGIM Fixed Income continues to favor US financials over industrials, especially US money center banks, given their strong capital requirements, generally solid earnings, and lower event risk. Within industrials, the focus is on names where an “event” has passed as issuers of higher-quality corporate bonds continue to add debt and consolidation remains a concern. Overall, US-centric issuers are favored over multinationals or exporters that are vulnerable to potential protectionist trade policies. The Fund remains overweight BBB-rated issuers because PGIM Fixed Income considers the spread pickup attractive on based expectations of steady economic growth.

•

PGIM Fixed Income continues to be rather constructive on high yield corporate bonds in expectation that defaults will remain low and below historical averages. In addition, mergers and acquisitions have generally been positive for high yield credits and they are expected to increase under Republican oversight. However, many macro concerns could weigh on the high yield bond market, including uncertainty about China, North Korea, the Middle East, and the Fed. Donald Trump’s anti-globalization policies, unconventional

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rhetoric, and his mounting political adversity should also elevate risk premiums. Populism, nationalism, and isolationism are on the rise globally, which is negative for economic growth longer term.

•

PGIM Fixed Income remains very positive on structured products at the top of the capital structure, especially AAA-rated CLOs and AAA-rated CMBS. At the same time, PGIM Fixed Income continues to find value in consumer loan securitizations from originators that focus on income-verified underwriting, as well as select subprime auto loans and private refinance student loans. PGIM Fixed Income also likes high-quality credit roll-down plays in five-year prime auto revolver loans and five- to seven-year bank credit cards. Within CMBS, high-quality securities of new issue conduit deals continue to offer value.

•

US government-related sectors, including Treasuries, agency bonds, and agency mortgage-backed securities, remain a significant underweight as PGIM Fixed Income finds more compelling value in the aforementioned sectors. The Fund also occasionally features a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries, with positioning at the end of the period featuring an underweight in the US dollar.

Prudential Absolute Return Bond Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Absolute Return Bond Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,031.20	1.15%	$5.89
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85
Class C	Actual	$1,000.00	$1,027.30	1.90%	$9.71
	Hypothetical	$1,000.00	$1,015.63	1.90%	$9.65
Class Q	Actual	$1,000.00	$1,032.50	0.93%	$4.76
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
Class Z	Actual	$1,000.00	$1,032.40	0.90%	$4.61
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Absolute Return Bond Fund	17

Schedule of Investments

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 90.5%

ASSET-BACKED SECURITIES 29.9%

Automobiles 0.2%
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class C, 144A	3.910%		08/16/21		4,100	$4,092,267

Collateralized Loan Obligations 19.1%
A Voce CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.160%	2.519	(c)	07/15/26		13,250	13,295,789
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-6A, Class AR, 144A, 3 Month LIBOR + 1.270%	2.629	(c)	07/15/30		1,750	1,762,083
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-6A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.639	(c)	07/15/29		2,500	2,518,249
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2017-8A, Class A, 144A	2.607	(cc)	01/16/30		4,500	4,523,043
Atlas Senior Loan Fund V Ltd. (Cayman Islands), Series 2014-1A, Class AR2, 144A, 3 Month LIBOR + 1.260%	2.619	(c)	07/16/29		2,000	2,013,944
Babson Euro CLO (Netherlands), Series 2015-1A, Class A1R, 144A, 3 Month Euribor + 0.820%	0.491	(c)	10/25/29	EUR	4,000	4,670,068
Battalion CLO Ltd. (Cayman Islands),
Series 2013-4A, Class A1R, 144A, 3 Month LIBOR + 1.140%	2.503	(c)	10/22/25		5,000	5,013,904
Series 2014-5A, Class A1R, 144A, 3 Month LIBOR + 1.170%	2.523	(c)	04/17/26		7,250	7,251,261
Series 2015-8A, Class A1R, 144A, 3 Month LIBOR + 1.340%	2.694	(c)	07/18/30		2,000	2,013,596
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.609	(c)	07/15/29		3,500	3,502,515
Series 2014-VA, Class AR, 144A, 3 Month LIBOR + 1.200%	2.563	(c)	10/20/26		10,000	10,058,308
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.597	(c)	10/15/30		9,250	9,291,427
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-1A, Class B1, 144A, 3 Month LIBOR + 1.750%	3.103	(c)	04/17/25		5,250	5,250,233
Series 2013-1A, Class B2, 144A	3.020		04/17/25		6,200	6,199,125
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-2A, Class A1B, 144A, 3 Month LIBOR + 1.220%	2.552	(c)	07/20/31		3,000	3,019,402

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Catamaran CLO (Cayman Islands), Series 2014-1A, Class A1AR, 144A, 3 Month LIBOR + 1.260%	2.623	%(c)	04/22/30		10,500	$10,500,000
Eaton Vance CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.200%	2.559	(c)	07/15/26		5,000	5,023,041
ECP CLO Ltd. (Cayman Islands), Series 2014-6A, Class A1A, 144A, 3 Month LIBOR + 1.450%	2.809	(c)	07/15/26		7,600	7,606,082
Elevation CLO (Cayman Islands), Series 2017-7A, Class A, 144A	—	(p)	07/15/30		4,000	4,000,000
Flagship CLO Ltd. (Cayman Islands), Series 2014-8A, Class AR, 144A, 3 Month LIBOR + 1.250%	2.609	(c)	01/16/26		2,500	2,511,564
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class A, 144A, 3 Month LIBOR + 1.450%	2.762	(c)	05/05/27		15,250	15,271,955
ICG US CLO Ltd. (Cayman Islands),
Series 2014-3A, Class A1AR, 144A, 3 Month LIBOR + 1.230%	2.597	(c)	01/25/27		12,500	12,525,451
Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.280%	2.597	(c)	10/23/29		3,000	3,020,112
ING Investment Management CLO Ltd. (Cayman Islands), Series 2013-2A, Class A2B, 144A	3.070		04/25/25		2,000	1,981,156
Jackson Mill CLO Ltd. (Cayman Islands), Series 2015-1A, Class A, 144A, 3 Month LIBOR + 1.540%	2.899	(c)	04/15/27		12,000	12,014,902
Jubilee CLO (Netherlands),
Series 2017-19A, Class A1, 144A	—	(p)	07/15/30	EUR	1,500	1,747,274
Series 2017-19A, Class A2, 144A	1.150		07/15/30	EUR	1,000	1,164,849
KKR CLO Ltd. (Cayman Islands), Series 18, Class A, 144A, 3 Month LIBOR + 1.270%	2.624	(c)	07/18/30		8,000	8,073,874
KVK CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.615	(c)	05/15/26		10,000	10,002,096
MJX Venture Management II LLC (Cayman Islands), Series 2017-29RR, Class A, 144A, 3 Month LIBOR + 1.630%^	2.947	(c)	09/08/30		12,800	12,800,000
Mountain View CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.240%	2.599	(c)	10/15/26		7,000	7,032,051
North Westerly CLO BV (Netherlands), Series IV-A, Class A2R, 144A	1.250		01/15/26	EUR	1,500	1,745,471
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	2.561	(c)	07/15/30		5,750	5,794,538

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	2.628	%(c)	10/30/30		3,000	$3,021,875
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	2.853	(c)	01/20/29		22,750	23,010,149
Palmer Square CLO Ltd. (Cayman Islands),
Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.300%	2.616	(c)	05/21/29		10,200	10,248,719
Series 2015-2A, Class A1AR, 144A, 3 Month LIBOR + 1.270%	2.633	(c)	07/20/30		5,750	5,789,392
Regatta Funding LP (Cayman Islands), Series 2013-2A, Class A1R, 144A, 3 Month LIBOR + 1.540%	2.899	(c)	01/15/29		7,250	7,314,978
Regatta Funding Ltd. (Cayman Islands), Series 2017-1A, Class A, 144A, 3 Month LIBOR + 1.250%	2.619	(c)	10/17/30		4,750	4,768,098
Shackleton CLO Ltd. (Cayman Islands), Series 2017-11A, Class A, 144A, 3 Month LIBOR + 1.270%	2.582	(c)	08/15/30		2,500	2,511,180
Sound Point CLO Ltd. (Cayman Islands),
Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.243	(c)	07/20/27		7,500	7,502,728
Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.280%	2.567	(c)	07/25/30		8,500	8,561,862
Series 2017-3A, Class A1B, 144A, 3 Month LIBOR + 1.220%	2.580	(c)	10/20/30		8,750	8,750,000
St. Pauls CLO (Ireland), Series 4A, Class A2BR, 144A	2.050		04/25/30	EUR	4,625	5,387,429
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.180%	2.534	(c)	04/18/26		4,250	4,263,854
TICP CLO Ltd. (Cayman Islands), Series 2017-7A, Class AS, 144A, 3 Month LIBOR + 1.230%	2.534	(c)	07/15/29		5,500	5,518,060
Trinitas CLO Ltd. (Cayman Islands), Series 2017-6A Class A, 144A, 3 Month LIBOR + 1.320%	2.655	(c)	07/25/29		9,750	9,779,770
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880%	2.239	(c)	07/15/27		7,500	7,501,353
Voya CLO Ltd. (Cayman Islands),
Series 2013-1A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	2.569	(c)	10/15/30		2,750	2,751,774
Series 2014-3A, Class A1, 144A, 3 Month LIBOR + 1.420%	2.787	(c)	07/25/26		3,250	3,266,845
Washington Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.220%	2.583	(c)	04/20/26		1,500	1,503,307

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.320%	2.683	%(c)	04/20/29	4,000	$4,023,025
Series 2017-2A, Class A1, 144A, 3 Month LIBOR + 1.250%	2.626	(c)	10/20/29	7,000	7,055,030
West CLO Ltd. (Cayman Islands), Series 2012-1A, Class B, 144A, 3 Month LIBOR + 3.400%	4.778	(c)	10/30/23	1,750	1,750,430
Zais CLO Ltd. (Cayman Islands),
Series 2017-1A, Class A1, 144A, 3 Month LIBOR + 1.370%	2.729	(c)	07/15/29	8,750	8,835,678
Series 2017-2A, Class A, 144A, 3 Month LIBOR + 1.290%	2.647	(c)	04/15/30	4,750	4,771,755

					351,084,654

Consumer Loans 2.7%
Lendmark Funding Trust, Series 2017-1A, Class B, 144A	3.770		12/22/25	1,300	1,313,084
OneMain Financial Issuance Trust,
Series 2014-2A, Class C, 144A	4.330		09/18/24	8,000	8,043,338
Series 2015-1A, Class B, 144A	3.850		03/18/26	2,000	2,028,243
Series 2015-2A, Class B, 144A	3.100		07/18/25	5,246	5,243,379
Series 2015-2A, Class C, 144A	4.320		07/18/25	2,100	2,102,832
Series 2017-1A, Class A2, 144A, 1 Month LIBOR + 0.800%	2.039	(c)	09/14/32	4,300	4,324,117
Series 2017-1A, Class C, 144A	3.350		09/14/32	700	694,431
Oportun Funding LLC,
Series 2016-C, Class B, 144A	4.850		11/08/21	6,665	6,746,509
Series 2017-B, Class B, 144A	4.260		10/10/23	6,550	6,541,103
PNMAC GMSR Issuer Trust, Series 2017-GT2, Class A, 144A, 1 Month LIBOR + 4.000%	5.238	(c)	08/25/23	3,800	3,801,334
Springleaf Funding Trust,
Series 2015-AA, Class B, 144A	3.620		11/15/24	3,430	3,455,578
Series 2015-AA, Class C, 144A	5.040		11/15/24	6,000	6,079,573

					50,373,521

Home Equity Loans 4.2%
Accredited Mortgage Loan Trust,
Series 2004-3, Class 2A2, 1 Month LIBOR + 1.200%	2.438	(c)	10/25/34	3,423	3,495,353
Series 2004-3, Class 2A5, 1 Month LIBOR + 1.080%	2.318	(c)	10/25/34	1,883	1,915,697
Series 2005-3, Class M1, 1 Month LIBOR + 0.450%	1.690	(c)	09/25/35	700	700,231

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-1, Class M1, 1 Month LIBOR + 1.350%	2.588	%(c)	02/25/33	1,731	$1,709,639
Series 2003-10, Class AV1, 1 Month LIBOR + 0.760%	1.998	(c)	12/25/33	3,275	3,255,666
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W5, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	10/25/33	32	31,994
Series 2003-W7, Class M1, 1 Month LIBOR + 1.035%	2.273	(c)	03/25/34	1,054	1,056,858
Series 2003-W8, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	12/25/33	809	813,518
Series 2003-W9, Class M1, 1 Month LIBOR + 1.035%	2.273	(c)	01/25/34	1,988	1,990,672
Series 2004-W6, Class AF	4.123		05/25/34	218	225,781
Series 2004-W6, Class AV5, 1 Month LIBOR + 0.800%	2.038	(c)	05/25/34	587	561,179
Asset Backed Funding CertificatesTrust, Series 2004-OPT5, Class A1, 1 Month LIBOR + 0.700%	1.938	(c)	06/25/34	1,350	1,316,832
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE6, Class A2, 1 Month LIBOR + 0.680%	1.918	(c)	11/25/33	1,758	1,694,611
Series 2003-HE6, Class A3B, 1 Month LIBOR + 0.960%	2.198	(c)	11/25/33	3,546	3,419,117
Series 2004-HE3, Class M1, 1 Month LIBOR + 0.810%	2.048	(c)	06/25/34	3,016	3,004,966
Bear Stearns Asset-Backed Securities Trust,
Series 2002-2, Class A1, 1 Month LIBOR + 0.660%	1.898	(c)	10/25/32	1,195	1,173,015
Series 2003-3, Class A2, 1 Month LIBOR + 1.180%	2.418	(c)	06/25/43	141	139,237
Series 2003-HE1, Class M1, 1 Month LIBOR + 1.095%	2.333	(c)	01/25/34	2,418	2,375,187
Series 2004-FR2, Class M2, 1 Month LIBOR + 1.020%	2.258	(c)	06/25/34	1,100	1,111,078
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575%	2.813	(c)	12/25/34	3,752	3,845,173
Series 2004-HE5, Class M1, 1 Month LIBOR + 0.855%	2.093	(c)	07/25/34	5,039	4,995,019
Home Equity Asset Trust,
Series 2003-6, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	02/25/34	1,193	1,166,815
Series 2004-7, Class A2, 1 Month LIBOR + 0.840%	2.078	(c)	01/25/35	1,050	1,048,793

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
HSBC Home Equity Loan Trust U.S.A., Series 2007-3, Class A4, 1 Month LIBOR + 1.500%	2.739	%(c)	11/20/36	21	$21,378
Mastr Asset-Backed Securities Trust,
Series 2003-OPT1, Class M2, 1 Month LIBOR + 2.775%	4.013	(c)	12/25/32	513	515,861
Series 2003-WMC2, Class M2, 1 Month LIBOR + 2.475%	3.713	(c)	08/25/33	1,064	1,059,276
Series 2005-NC1, Class M1, 1 Month LIBOR + 0.720%	1.958	(c)	12/25/34	8,247	8,051,023
Merrill Lynch Mortgage Investors Trust, Series 2002-HE1, Class A1, 1 Month LIBOR + 1.000%	2.238	(c)	08/25/32	3,158	3,104,317
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE3, Class M1, 1 Month LIBOR + 1.020%	2.258	(c)	10/25/33	3,258	3,257,518
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020%	2.258	(c)	10/25/33	857	848,450
Series 2003-NC8, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	09/25/33	652	646,933
Series 2004-HE3, Class M1, 1 Month LIBOR + 0.855%	2.093	(c)	03/25/34	658	640,084
Series 2004-HE4, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	05/25/34	5,568	5,554,905
Series 2004-HE5, Class M1, 1 Month LIBOR + 0.945%	2.183	(c)	06/25/34	889	889,500
Series 2004-OP1, Class M1, 1 Month LIBOR + 0.870%	2.108	(c)	11/25/34	1,941	1,934,626
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2C, 1 Month LIBOR + 0.330%	1.568	(c)	12/25/35	169	169,389
Option One Mortgage Accep Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1 Month LIBOR + 0.640%	1.878	(c)	07/25/33	791	767,365
Option One Mortgage Loan Trust,
Series 2004-1, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	01/25/34	1,843	1,828,560
Series 2005-1, Class A4, 1 Month LIBOR + 0.800%	2.038	(c)	02/25/35	200	199,191
RAMP Trust, Series 2005-EFC3, Class M3, 1 Month LIBOR + 0.490%	1.728	(c)	08/25/35	355	355,790
RASC Trust,
Series 2005-KS11, Class M1, 1 Month LIBOR + 0.400%	1.638	(c)	12/25/35	704	703,696
Series 2005-KS3, Class M4, 1 Month LIBOR + 0.705%	1.943	(c)	04/25/35	238	237,650

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Securitized Asset-Backed Receivables LLC Trust,
Series 2004-NC1, Class M1, 1 Month LIBOR + 0.780%	2.018	%(c)	02/25/34	1,268	$1,276,690
Series 2004-OP1, Class M1, 1 Month LIBOR + 0.765%	2.003	(c)	02/25/34	4,233	4,116,921

					77,225,554

Residential Mortgage-Backed Securities 3.7%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-R10, Class A2C, 1 Month LIBOR + 0.330%	1.568	(c)	01/25/36	187	187,334
Amortizing Residential Collateral Trust, Series 2002-BC8, Class A3, 1 Month LIBOR + 1.000%	2.238	(c)	11/25/32	752	746,121
Chase Funding Trust,
Series 2002-3, Class 2A1, 1 Month LIBOR + 0.640%	1.878	(c)	08/25/32	312	286,076
Series 2003-4, Class 1A5	5.277		05/25/33	796	806,469
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1, 1 Month LIBOR + 0.630%	1.868	(c)	02/25/35	317	312,073
Series 2005-WF1, Class A5	5.010	(cc)	11/25/34	54	55,076
Countrywide Asset-Backed Certificates,
Series 2003-BC4, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	07/25/33	1,048	1,043,362
Series 2004-1, Class M1, 1 Month LIBOR + 0.750%	1.988	(c)	03/25/34	156	157,264
Series 2004-3, Class 1A, 1 Month LIBOR + 0.420%	1.658	(c)	08/25/34	8,501	8,050,694
Series 2004-6, Class 1A1, 1 Month LIBOR + 0.540%	1.778	(c)	12/25/34	2,135	2,068,694
Series 2004-BC4, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	11/25/34	757	757,740
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1	3.379		12/25/32	158	156,450
Series 2003-CB5, Class M1, 1 Month LIBOR + 1.020%	2.258	(c)	11/25/33	795	774,882
Series 2004-CB1, Class AF1	4.520		10/25/32	1,974	1,991,403
CSMC Trust,
Series 2016-RPL1, Class A1, 144A, 1 Month LIBOR + 3.150%	4.385	(c)	12/26/46	5,983	6,001,581
Series 2017-6R, 144A, 1M LIBOR + 1.550%	2.786	(c)	03/06/47	3,105	3,112,838
Finance America Mortgage Loan Trust,
Series 2003-1, Class M1, 1 Month LIBOR + 1.050%	2.288	(c)	09/25/33	2,057	1,999,196
Series 2004-2, Class M1, 1 Month LIBOR + 0.825%	2.063	(c)	08/25/34	6,157	6,071,277

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A2, 1 Month LIBOR + 0.760%	1.998	%(c)	08/25/34	1,279	$1,230,871
Fremont Home Loan Trust, Series 2004-4, Class M1, 1 Month LIBOR + 0.795%	2.033	(c)	03/25/35	2,512	2,498,136
GSAMP Trust,
Series 2003-HE2, Class A1A, 144A, 1 Month LIBOR + 0.600%	1.838	(c)	08/25/33	930	901,804
Series 2004-AR1, Class A2B, 1 Month LIBOR + 1.200%	2.438	(c)	06/25/34	1,422	1,414,112
Series 2004-NC2, Class A1B, 1 Month LIBOR + 0.900%	2.138	(c)	10/25/34	1,787	1,618,982
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT2, Class M1, 1 Month LIBOR + 0.430%	1.668	(c)	12/25/35	708	707,491
Long Beach Mortgage Loan Trust,
Series 2003-4, Class AV1, 1 Month LIBOR + 0.620%	1.858	(c)	08/25/33	1,464	1,431,357
Series 2004-2, Class A1, 1 Month LIBOR + 0.440%	1.678	(c)	06/25/34	985	946,848
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2004-NC5, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	05/25/34	288	286,118
Series 2004-NC6, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	07/25/34	1,867	1,787,910
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M3, 1 Month LIBOR + 0.840%	2.078	(c)	01/25/36	1,406	1,411,808
Series 2005-WCW1, Class M1, 1 Month LIBOR + 0.450%	1.688	(c)	09/25/35	672	672,753
Saxon Asset Securities Trust, Series 2005-3, Class M1, 1 Month LIBOR + 0.460%	1.698	(c)	11/25/35	74	74,033
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC4, Class M1, 1 Month LIBOR + 0.900%	2.138	(c)	11/25/34	1,580	1,514,889
Series 2004-BC2, Class M1, 1 Month LIBOR + 0.825%	2.063	(c)	05/25/35	2,394	2,386,823
Series 2004-BC3, Class M1, 1 Month LIBOR + 0.930%	2.168	(c)	07/25/35	1,365	1,356,453
Series 2004-BC4, Class A2C, 1 Month LIBOR + 0.980%	2.218	(c)	10/25/35	1,379	1,352,041

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
Structured Asset Investment Loan Trust,
Series 2004-8, Class A8, 1 Month LIBOR + 1.000%	2.238	%(c)	09/25/34		2,123	$2,077,671
Series 2004-BNC1, Class A2, 1 Month LIBOR + 1.000%	2.238	(c)	09/25/34		3,730	3,729,603
Series 2005-3, Class M2, 1 Month LIBOR + 0.660%	1.898	(c)	04/25/35		1,272	1,272,541
VOLT LVII LLC, Series 2017-NPL4, Class A1, 144A	3.375		04/25/47		559	562,431
VOLT LX LLC, Series 2017-NPL7, Class A1, 144A	3.250		04/25/59		679	682,814
VOLT LXIII LLC, Series 2017-NP10, Class A1, 144A^	3.000		10/25/47		2,900	2,900,000

						67,396,019

TOTAL ASSET-BACKED SECURITIES (cost $542,470,017)						550,172,015

BANK LOANS 1.6%

Capital Goods 0.1%
Richmond UK Bidco, Ltd. (United Kingdom), Facility B, 3 Month GBP LIBOR + 4.250%	4.650	(c)	03/03/24	GBP	1,000	1,322,500

Chemicals 0.1%
Ceramtec Service Gmbh (Germany),
Initial Euro Term B-1 Loan, 3 Month EURIBOR + 3.000%	3.750	(c)	08/28/20	EUR	1,304	1,522,196
Initial Euro Term B-2 Loan, 3 Month EURIBOR + 3.000%	3.750	(c)	08/28/20	EUR	396	462,999

						1,985,195

Consumer 0.2%
CD&R Firefly Bidco, Ltd. (United Kingdom), Facility B1, 3 Month GBP LIBOR + 4.500%	4.840	(c)	07/15/22	GBP	3,000	4,028,263

Diversified Financial Services 0.3%
McAfee LLC,
First Lien Closing Date USD Term Loan, 3 Month LIBOR + 4.500%	5.830	(c)	09/30/24		3,275	3,295,161
Second Lien Initial Loan, 3 Month LIBOR + 8.500%	9.830	(c)	09/29/25		1,950	1,965,843

						5,261,004

Electric 0.1%
Lightstone Holdco LLC,
Refinancing Term B Loan, 1 Month LIBOR + 4.500%	5.740	(c)	01/30/24		1,539	1,544,973
Refinancing Term C Loan, 1 Month LIBOR + 4.500%	5.740	(c)	01/30/24		96	96,268

						1,641,241

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
BANK LOANS (Continued)

Gaming 0.1%
Cyan Blue Holdco 3, Ltd. (United Kingdom),
Term Loan	4.250%		07/31/24	GBP	1,200	$1,604,841

Health Care & Pharmaceutical 0.3%
Avantor, Term Loan, 3 Month EURIBOR + 4.250%	4.250	(c)	09/30/24	EUR	1,375	1,611,678
Nidda Healthcare Holdings AG (Germany), Term Loan, 3 Month GBP LIBOR + 4.500%	4.171	(c)	09/30/24	GBP	1,700	2,274,376
Valeant Pharmaceuticals International, Inc., Series F Tranche B Term Loan, 1 Month LIBOR + 4.750%	5.990	(c)	04/01/22		1,132	1,153,978

						5,040,032

Retail 0.1%
Intervias Finco, Ltd. (United Kingdom), Facility D1, 3 Month GBP LIBOR + 5.000%	5.440	(c)	01/31/23	GBP	2,100	2,803,825

Technology 0.3%
BMC Software Finance, Inc., Initial B-1 US Term Loans, 1 Month LIBOR + 4.000%	5.240	(c)	09/10/22		1,897	1,908,570
First Data Corp., 2020 Term A Loan, 1 Month LIBOR + 1.750% - 2.000%	3.115	(c)	06/02/20		3,128	3,132,035

						5,040,605

TOTAL BANK LOANS (cost $29,522,485)						28,727,506

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.6%
BANK, Series 2017-BNK8, Class A3^	3.229		11/15/50		1,300	1,312,964
COMM Mortgage Trust,
Series 2012-CR1, Class XA, IO	1.879	(cc)	05/15/45		11,711	813,006
Series 2013-CR7, Class A3	2.929		03/10/46		243	246,680
Series 2015-LC19, Class XB, IO, 144A	0.268	(cc)	02/10/48		123,049	2,159,202
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A1A	6.031	(cc)	12/10/49		152	152,014
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class XB, IO	0.255	(cc)	04/15/50		66,743	1,159,880
CSMC Trust,
Series 2017-LSTK, Class D, 144A	3.331	(cc)	04/05/33		6,850	6,847,111
Series 2017-LSTK, Class E, 144A	3.331	(cc)	04/05/33		12,575	12,489,767
DBWF Mortgage Trust, Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36		15,500	14,660,911

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K007, Class X1, IO	1.219	%(cc)	04/25/20	4,174	$88,442
Series K008, Class X1, IO	1.537		06/25/20	18,726	619,591
Series K010, Class X1, IO	0.174		10/25/20	18,378	89,559
Series K018, Class X1, IO	1.376		01/25/22	15,568	721,868
Series K020, Class X1, IO	1.429	(cc)	05/25/22	20,353	1,084,230
Series K021, Class X1, IO	1.468		06/25/22	4,198	235,051
Series K025, Class X1, IO	0.999	(cc)	10/25/22	93,240	3,307,858
Series K055, Class X1, IO	1.368	(cc)	03/25/26	23,225	2,170,767
Series K066, Class X1,IO	0.753	(cc)	06/25/27	237,331	14,378,449
Series K710, Class X1, IO	1.735	(cc)	05/25/19	450	9,055
Series K711, Class X1, IO	1.685	(cc)	07/25/19	3,725	76,850
GS Mortgage Securities Corp. II,
Series 2013-GC10, Class XB, IO, 144A	0.498	(cc)	02/10/46	103,126	2,507,282
Series 2014-GC20, Class XB, IO	0.330	(cc)	04/10/47	28,307	750,022
GS Mortgage Securities Trust, Series 2017-GS7, Class A3	3.167		08/10/50	16,900	17,262,432
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XB, IO	0.319	(cc)	08/15/47	45,056	937,827
Series 2015-C27, Class XB, IO	0.446	(cc)	02/15/48	52,766	1,465,945
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XB, IO	0.548	(cc)	04/15/46	34,956	930,857
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XB, IO, 144A	0.245	(cc)	08/15/45	65,968	777,644
Series 2013-C8, Class XB, IO, 144A	0.497	(cc)	12/15/48	68,276	1,489,332
Morgan Stanley Capital I Trust, Series 2015-XLF1, Class B, 144A, 1 Month LIBOR + 1.750%	2.989	(cc)	08/14/31	7,709	7,736,136
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class XB, IO, 144A	0.400	(cc)	04/10/46	140,883	2,881,903
Wells Fargo Commercial Mortgage Trust,
Series 2017-C39, Class A4	3.157		09/15/50	15,000	15,152,968
Series 2017-C39, Class A5	3.418		09/15/50	4,330	4,459,558
Series 2017-C40, Class A3	3.317		10/15/50	3,380	3,461,826

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $122,333,098)					122,436,987

CORPORATE BONDS 33.6%

Airlines 0.6%
American Airlines, Pass-Through Trust, Series 2013-1, Class A, Pass Through Certificates	4.000		01/15/27	2,876	2,987,319

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Airlines (cont’d.)
Continental Airlines, Inc., Pass-Through Trust,
Series 2007-1, Class A, Pass-Through Certificates	5.983%		10/19/23		877	$970,008
Series 2012-2, Class A, Pass-Through Certificates	4.000		04/29/26		100	104,016
Series 2012-3, Class C, Pass-Through Certificates	6.125		04/29/18		3,000	3,044,100
Delta Air Lines, Inc., Pass-Through Trust	6.821		02/10/24		697	802,871
Series 2011-1, Class A, Pass-Through Certificates	5.300		10/15/20		58	60,251
United Airlines Pass-Through Trust, Series 2013-1, Class A, Pass-Through Certificates	4.300		02/15/27		2,088	2,218,286

						10,186,851

Auto Manufacturers 0.2%
General Motors Co., Sr. Unsec’d. Notes	6.250		10/02/43		2,230	2,574,012
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	2.200		01/15/24	EUR	450	533,356

						3,107,368

Auto Parts & Equipment 0.4%
Lear Corp.,
Sr. Unsec’d. Notes	5.250		01/15/25		5,375	5,759,694
Sr. Unsec’d. Notes	5.375		03/15/24		1,410	1,504,425

						7,264,119

Banks 5.9%
Banco de Costa Rica (Costa Rica), Gov’t. Gtd. Notes	5.250		08/12/18		3,328	3,369,600
Bank of America Corp.,
Jr. Sub. Notes, 3 Month LIBOR + 3.387%	5.125	(c)	12/31/49		2,175	2,226,656
Jr. Sub. Notes, 3 Month LIBOR + 3.898%	6.100	(c)	12/31/49		8,820	9,845,325
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.990%, MTN	4.443	(c)	01/20/48		1,560	1,690,696
Sr. Unsec’d. Notes, MTN	5.000		01/21/44		690	801,978
Citigroup, Inc.,
Jr. Sub. Notes, 3 Month LIBOR + 4.095%	5.950	(c)	12/31/49		12,685	13,384,958
Sr. Unsec’d. Notes	8.125		07/15/39		1,455	2,285,546
Sub. Notes	4.400		06/10/25		405	427,954
Sub. Notes	4.750		05/18/46		395	428,776
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625		09/09/24		2,375	2,472,714
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes(a)	3.750%		3/26/25		1,200	1,232,449
Development Bank of Japan, Inc. (Japan), Gov’t. Gtd. Notes, GMTN	2.125		01/30/19		3,000	3,001,962
Dexia Credit Local SA (France),
Gov’t. Liquid Gtd. Notes	1.875		01/29/20		1,000	995,841
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21		2,000	1,966,565

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Banks (cont’d.)
Discover Bank,
Sr. Unsec’d. Notes	4.200%		08/08/23	5,500	$5,844,300
Sub. Notes	7.000		04/15/20	800	883,846
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes	5.375		12/31/49	5,225	5,420,938
Sr. Unsec’d. Notes	3.850		01/26/27	3,940	4,031,328
Sr. Unsec’d. Notes	6.250		02/01/41	345	456,550
Sr. Unsec’d. Notes, MTN	4.800		07/08/44	2,105	2,350,588
JPMorgan Chase & Co.,
Jr. Sub. Notes	5.150		12/31/49	3,725	3,919,631
Jr. Sub. Notes	6.000		12/31/49	7,707	8,496,968
Jr. Sub. Notes	6.100		12/31/49	3,400	3,791,000
Jr. Sub. Notes	7.900		12/31/49	130	133,315
Morgan Stanley,
Jr. Sub. Notes	5.450		12/31/49	13,110	13,595,070
Sr. Unsec’d. Notes	4.375		01/22/47	2,435	2,586,025
Sr. Unsec’d. Notes	3.971		07/22/38	465	470,981
Sr. Unsec’d. Notes, MTN	6.375		07/24/42	700	950,639
Sub. Notes, MTN	4.100		05/22/23	1,710	1,800,300
National Savings Bank (Sri Lanka), Sr. Unsec’d. Notes	8.875		09/18/18	1,000	1,044,600
People’s United Bank, Sub. Notes	4.000		07/15/24	1,125	1,152,981
Russian Agricultural Bank OJSC Via RSHB Capital SA (Russia), Sr. Unsec’d. Notes, 144A	7.750		05/29/18	1,485	1,524,961
State Street Corp., Jr. Sub. Notes, 3 Month LIBOR + 3.597%	5.250	(c)	12/31/49	3,555	3,746,081
Turkiye Garanti Bankasi AS (Turkey), Sr. Unsec’d. Notes, 144A	5.875		03/16/23	2,435	2,504,398

					108,835,520

Beverages 0.2%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200		01/15/39	250	395,053
Central American Bottling Corp. (Guatemala), Gtd. Notes, 144A	5.750		01/31/27	1,500	1,583,760
Coca-Cola Icecek A/S (Turkey), Sr. Unsec’d. Notes, 144A	4.750		10/01/18	950	964,852
Constellation Brands, Inc., Gtd. Notes	6.000		05/01/22	450	511,606

					3,455,271

Biotechnology 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	4.663		06/15/51	439	474,779
Celgene Corp.,
Sr. Unsec’d. Notes	2.125		08/15/18	30	30,085
Sr. Unsec’d. Notes	4.350		11/15/47	2,100	2,094,393

					2,599,257

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Building Materials 1.1%
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	4.750%	01/11/22	EUR	1,600	$1,922,076
Griffon Corp., Gtd. Notes	5.250	03/01/22		6,450	6,544,815
Johnson Controls International PLC, Sr. Unsec’d. Notes	4.250	03/01/21		3,090	3,262,013
Owens Corning, Inc., Gtd. Notes	4.200	12/15/22		125	132,391
Standard Industries Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24		5,000	5,274,500
US Concrete, Inc., Gtd. Notes	6.375	06/01/24		2,400	2,580,000

					19,715,795

Chemicals 1.0%
Agrium, Inc. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43		1,350	1,489,879
Sr. Unsec’d. Notes	6.125	01/15/41		170	213,537
Ashland, Inc., Gtd. Notes	6.875	05/15/43		4,100	4,592,000
CF Industries, Inc.,
Gtd. Notes	4.950	06/01/43		1,765	1,619,387
Gtd. Notes	5.375	03/15/44		1,300	1,248,000
Gtd. Notes	6.875	05/01/18		160	163,800
Gtd. Notes	7.125	05/01/20		125	137,500
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.625	10/01/44		15	16,071
Sr. Unsec’d. Notes	5.250	11/15/41		125	143,681
Sr. Unsec’d. Notes	9.400	05/15/39		95	159,788
Eastman Chemical Co., Sr. Unsec’d. Notes	4.650	10/15/44		1,210	1,300,520
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44		1,160	1,270,931
Gtd. Notes	5.250	07/15/43		415	479,268
LyondellBasell Industries NV, Sr. Unsec’d. Notes	4.625	02/26/55		2,765	2,831,141
Mexichem SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A	5.500	01/15/48		1,175	1,140,573
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes	3.450	06/01/27		635	645,065

					17,451,141

Commercial Services 0.8%
ERAC USA Finance LLC,
Gtd. Notes, 144A	6.700	06/01/34		110	138,011
Gtd. Notes, 144A(a)	7.000	10/15/37		1,725	2,288,029
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25		4,125	4,439,531
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28		875	879,375
Gtd. Notes(a)	5.500	07/15/25		925	992,641
Gtd. Notes(a)	5.500	05/15/27		1,600	1,712,000

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Western Union Co. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.800%	2.115	%(c)	05/22/19		4,300	$4,304,962

						14,754,549

Computers 0.0%
NCR Corp., Gtd. Notes	6.375		12/15/23		790	841,397

Diversified Financial Services 0.2%
Grain Spectrum Funding II LLC, Sec’d. Notes, 144A^	3.290		10/10/34		746	743,919
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250		05/15/19		25	26,510
Intrum Justitia AB (Sweden), Sr. Unsec’d. Notes, 144A	3.125		07/15/24	EUR	1,225	1,464,155
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500		01/20/43		175	200,714
Navient Corp.,
Sr. Unsec’d. Notes, MTN	4.875		06/17/19		970	997,888
Sr. Unsec’d. Notes, MTN	5.500		01/15/19		185	190,781
Peru Enhanced Pass-Through Finance Ltd. (Peru), Pass-Through Certificates	1.610	(s)	05/31/18		108	106,168

						3,730,135

Electric 1.4%
Calpine Corp.,
Sr. Unsec’d. Notes(a)	5.375		01/15/23		1,080	1,048,950
Sr. Unsec’d. Notes(a)	5.750		01/15/25		3,575	3,396,250
Comision Federal de Electricidad (Mexico), Sr. Unsec’d. Notes, 144A	4.875		01/15/24		1,350	1,442,812
DPL, Inc.,
Sr. Unsec’d. Notes	6.750		10/01/19		1,650	1,736,625
Sr. Unsec’d. Notes(a)	7.250		10/15/21		1,475	1,628,400
Duke Energy Carolinas LLC, First Ref. Mtge.	4.000		09/30/42		50	52,655
Dynegy, Inc., Gtd. Notes(a)	7.375		11/01/22		6,925	7,435,719
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450		07/15/44		800	925,355
Majapahit Holding BV (Indonesia), Gtd. Notes	7.750		01/20/20		2,180	2,406,284
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625		06/15/23		1,575	1,636,674
NRG Energy, Inc.,
Gtd. Notes	6.250		05/01/24		1,748	1,857,250
Gtd. Notes	6.625		03/15/23		823	851,805
South Carolina Electric & Gas Co., First Mtge.	4.350		02/01/42		130	130,506
Westar Energy, Inc., First Mtge.	4.100		04/01/43		325	342,899

						24,892,184

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Electronics 0.3%
Jabil Circuit, Inc.,
Sr. Unsec’d. Notes	4.700%	09/15/22		80	$85,144
Sr. Unsec’d. Notes	5.625	12/15/20		5,400	5,832,000

					5,917,144

Entertainment 1.5%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.875	11/15/26		900	878,625
Gtd. Notes	6.375	11/15/24	GBP	1,875	2,557,509
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes	5.375	06/01/24		1,015	1,068,287
Cinemark USA, Inc.,
Gtd. Notes	4.875	06/01/23		5,500	5,603,125
Gtd. Notes(a)	5.125	12/15/22		3,200	3,280,000
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A	4.250	02/28/47	GBP	550	747,646
Sec’d. Notes, 144A	4.875	02/28/47	GBP	200	271,141
Eldorado Resorts, Inc., Gtd. Notes	7.000	08/01/23		3,500	3,780,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, Priv. Placement, 144A	5.000	08/01/18		4,615	4,619,615
National CineMedia LLC, Sr. Unsec’d. Notes	5.750	08/15/26		2,925	2,698,312
Scientific Games International, Inc., Gtd. Notes	10.000	12/01/22		2,000	2,212,360

					27,716,620

Foods 0.5%
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23		4,500	4,421,250
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20		775	790,887
JBS USA LLC/JBS USA Finance, Inc. (Brazil),
Gtd. Notes(a)	8.250	02/01/20		1,500	1,513,125
Gtd. Notes, 144A	7.250	06/01/21		1,300	1,325,324
Gtd. Notes, 144A	7.250	06/01/21		1,000	1,019,480

					9,070,066

Forest Products & Paper 0.6%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500	07/15/22		3,000	3,090,000
Georgia-Pacific LLC,
Gtd. Notes, 144A	5.400	11/01/20		35	38,219
Sr. Unsec’d. Notes	7.375	12/01/25		400	511,615

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Forest Products & Paper (cont’d.)
International Paper Co.,
Sr. Unsec’d. Notes	4.800%	06/15/44	2,770	$3,017,427
Sr. Unsec’d. Notes	6.000	11/15/41	610	760,021
Sr. Unsec’d. Notes	9.375	05/15/19	100	110,770
Smurfit Kappa Acquisitions (Ireland), Gtd. Notes, 144A	4.875	09/15/18	3,647	3,702,799

				11,230,851

Gas 0.1%
AGL Capital Corp., Gtd. Notes	4.400	06/01/43	1,375	1,430,783
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850	01/15/41	700	872,271
Dominion Gas Holdings LLC, Sr. Unsec’d. Notes	4.800	11/01/43	125	136,435

				2,439,489

Healthcare-Services 2.2%
Aetna, Inc.,
Sr. Unsec’d. Notes	2.750	11/15/22	450	452,811
Sr. Unsec’d. Notes	4.125	11/15/42	325	321,020
Sr. Unsec’d. Notes	4.500	05/15/42	530	552,107
Anthem, Inc.,
Sr. Unsec’d. Notes(a)	4.650	01/15/43	120	129,843
Sr. Unsec’d. Notes	5.100	01/15/44	515	594,394
CHS/Community Health Systems, Inc.,
Gtd. Notes(a)	8.000	11/15/19	4,800	4,572,000
Sr. Sec’d. Notes	5.125	08/01/21	1,550	1,507,375
Cigna Corp., Sr. Unsec’d. Notes	3.250	04/15/25	890	896,931
HCA, Inc.,
Gtd. Notes	5.375	02/01/25	4,500	4,640,625
Gtd. Notes, Global	5.875	05/01/23	2,000	2,142,500
Sr. Sec’d. Notes	5.250	04/15/25	2,000	2,130,000
HealthSouth Corp.,
Gtd. Notes	5.125	03/15/23	1,200	1,224,000
Gtd. Notes	5.750	11/01/24	2,900	2,968,875
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	3.200	02/01/22	25	25,614
Sr. Unsec’d. Notes	4.625	11/15/20	4,500	4,773,771
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52	75	77,229
Select Medical Corp., Gtd. Notes	6.375	06/01/21	5,371	5,525,416
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	10/01/21	2,125	2,117,562
Sr. Unsec’d. Notes(a)	8.125	04/01/22	2,700	2,713,500
Sr. Unsec’d. Notes, 144A(a)	7.000	08/01/25	2,950	2,702,937

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	3.950%	10/15/42	175	$179,159
Sr. Unsec’d. Notes	4.375	03/15/42	1,055	1,143,825

				41,391,494

Home Builders 2.1%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(a)	6.125	07/01/22	5,000	5,218,750
CalAtlantic Group, Inc., Gtd. Notes	8.375	05/15/18	4,553	4,700,972
KB Home, Gtd. Notes	7.500	09/15/22	3,425	3,964,438
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21	5,850	6,084,000
Meritage Homes Corp., Gtd. Notes	5.125	06/06/27	3,500	3,539,375
PulteGroup, Inc., Gtd. Notes(a)	5.500	03/01/26	4,000	4,385,000
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.250	04/15/21	6,700	6,842,308
William Lyon Homes, Inc., Gtd. Notes	5.750	04/15/19	4,725	4,784,062

				39,518,905

Housewares 0.1%
Newell Brands, Inc., Sr. Unsec’d. Notes	5.500	04/01/46	2,000	2,373,904

Insurance 1.1%
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.950	10/15/36	215	269,563
Sr. Unsec’d. Notes	6.100	10/01/41	280	364,660
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	1,975	2,100,285
Gtd. Notes, 144A	4.850	08/01/44	1,000	1,088,362
Gtd. Notes, 144A	4.950	05/01/22	75	81,915
Gtd. Notes, 144A	6.500	05/01/42	1,530	2,011,722
Lincoln National Corp., Sr. Unsec’d. Notes	7.000	06/15/40	695	933,530
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22	2,020	2,197,853
Sr. Unsec’d. Notes	5.000	03/30/43	3,125	3,422,170
Nuveen Finance LLC, Sr. Unsec’d. Notes, 144A	2.950	11/01/19	1,720	1,744,943
Principal Financial Group, Inc., Gtd. Notes	4.350	05/15/43	975	1,025,540
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	4.250	12/06/42	795	816,991

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Insurance (cont’d.)
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270%	05/15/47		640	$664,954
Sub. Notes, 144A	4.900	09/15/44		1,950	2,215,044
Sub. Notes, 144A	6.850	12/16/39		54	74,742
W.R. Berkley Corp., Sr. Unsec’d. Notes	4.625	03/15/22		1,435	1,540,323

					20,552,597

Internet 0.2%
Netflix, Inc., Sr. Unsec’d. Notes, 144A	3.625	05/15/27	EUR	2,600	3,108,110

Iron/Steel 0.0%
Vale Overseas Ltd. (Brazil), Gtd. Notes(a)	6.250	08/10/26		404	465,509

Leisure Time 0.1%
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250	02/01/25		2,225	2,386,312

Lodging 0.6%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/21		4,500	4,803,750
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22		75	76,268
Sr. Unsec’d. Notes	7.150	12/01/19		550	604,648
MGM Resorts International, Gtd. Notes(a)	6.000	03/15/23		3,600	3,947,040
Studio City Co. Ltd. (Hong Kong),
Sr. Sec’d. Notes	7.250	11/30/21		500	535,050
Sr. Sec’d. Notes, 144A	7.250	11/30/21		1,200	1,284,120

					11,250,876

Machinery-Diversified 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21		50	54,323

Media 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.750	01/15/24		1,100	1,142,625
Sr. Unsec’d. Notes, 144A	5.125	05/01/23		2,625	2,736,562
Sr. Unsec’d. Notes, 144A	5.375	05/01/25		1,650	1,711,875
Sr. Unsec’d. Notes, 144A	5.875	05/01/27		5,075	5,314,540
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.125	12/15/21		5,500	5,596,250
Sr. Unsec’d. Notes, 144A	5.125	12/15/21		706	718,355
Sr. Unsec’d. Notes, 144A	6.375	09/15/20		4,408	4,496,689

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384%	10/23/35		1,525	$1,757,528
Sr. Sec’d. Notes	6.834	10/23/55		485	582,721
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22		135	139,388
Gtd. Notes(a)	6.500	11/15/22		365	377,775
Gtd. Notes(a)	7.625	03/15/20		3,200	3,196,000
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875	02/15/18		1,040	1,055,725
Discovery Communications LLC,
Gtd. Notes	5.000	09/20/37		225	231,965
Gtd. Notes	5.200	09/20/47		600	611,603
DISH DBS Corp., Gtd. Notes	7.750	07/01/26		2,300	2,515,625
Liberty Interactive LLC, Sr. Unsec’d. Notes(a)	8.250	02/01/30		2,500	2,750,000
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21		1,625	1,661,563
Time Warner, Inc., Gtd. Notes	3.800	02/15/27		1,350	1,349,411
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A, MTN	5.125	01/21/23	EUR	452	545,263
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750	09/15/22		1,292	1,338,835
Videotron Ltd. (Canada),
Gtd. Notes	5.000	07/15/22		3,000	3,240,000
Gtd. Notes, 144A	5.375	06/15/24		865	934,200

					44,004,498

Mining 0.3%
Eldorado Gold Corp. (Canada), Gtd. Notes, 144A	6.125	12/15/20		2,375	2,363,125
Southern Copper Corp. (Peru), Sr. Unsec’d. Notes(a)	6.750	04/16/40		2,575	3,223,602

					5,586,727

Miscellaneous Manufacturing 0.3%
Actuant Corp., Gtd. Notes(a)	5.625	06/15/22		3,075	3,159,562
General Electric Co., Sr. Unsec’d. Notes	0.875	05/17/25	EUR	2,200	2,574,619

					5,734,181

Oil & Gas 2.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450	09/15/36		750	910,663
California Resources Corp., Sec’d. Notes, 144A(a)	8.000	12/15/22		600	396,000
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes	4.450	09/15/42		1,070	976,623
Concho Resources, Inc., Gtd. Notes	4.875	10/01/47		275	292,582
Denbury Resources, Inc., Gtd. Notes(a)	5.500	05/01/22		2,000	1,255,000

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	4.950%	07/19/22		730	$763,971
Sr. Unsec’d. Notes, 144A	6.510	03/07/22		3,420	3,787,486
HPCL-Mittal Energy Ltd. (India), Sr. Unsec’d. Notes	5.250	04/28/27		1,478	1,541,561
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes	7.000	05/05/20		4,140	4,515,374
Sr. Unsec’d. Notes, 144A	3.875	04/19/22		1,520	1,537,434
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/09/21		1,440	1,576,800
Nabors Industries, Inc.,
Gtd. Notes(a)	4.625	09/15/21		762	735,940
Gtd. Notes	6.150	02/15/18		62	62,155
Noble Energy, Inc.,
Sr. Unsec’d. Notes	4.150	12/15/21		500	527,459
Sr. Unsec’d. Notes	5.250	11/15/43		395	421,584
Sr. Unsec’d. Notes	6.000	03/01/41		1,390	1,596,639
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.125	01/17/22		200	216,200
Gtd. Notes	7.375	01/17/27		560	621,880
Gtd. Notes	8.375	05/23/21		3,875	4,468,359
Gtd. Notes, 144A	5.299	01/27/25		975	978,169
Petroleos Mexicanos (Mexico),
Gtd. Notes, 144A, MTN	6.500	03/13/27		1,550	1,692,600
Gtd. Notes, 144A, MTN	6.750	09/21/47		1,650	1,700,655
Sasol Financing International PLC (South Africa), Gtd. Notes	4.500	11/14/22		2,800	2,809,240
Sinopec Group Overseas Development 2017 Ltd. (China), Gtd. Notes, 144A	2.250	09/13/20		4,350	4,327,093

					37,711,467

Oil & Gas Services 0.0%
Cameron International Corp., Gtd. Notes	5.950	06/01/41		100	122,210

Packaging & Containers 0.3%
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	1,825	2,438,882
Horizon Parent Holdings Sarl (France), Sr. Sec’d. Notes, Pays cash 8.25% or PIK 9.00%, 144A	8.250	02/15/22	EUR	825	1,027,070
WestRock RKT Co.,
Gtd. Notes	4.450	03/01/19		35	36,019
Gtd. Notes	4.900	03/01/22		1,190	1,293,336

					4,795,307

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Pharmaceuticals 0.7%
AbbVie, Inc., Sr. Unsec’d. Notes	4.500%	05/14/35		4,085	$4,377,479
Actavis Funding SCS,
Gtd. Notes	4.550	03/15/35		4,020	4,227,546
Gtd. Notes	4.750	03/15/45		114	120,261
Catalent Pharma Solutions, Inc., Gtd. Notes, 144A	4.750	12/15/24	EUR	980	1,231,854
Nidda Healthcare Holding AG (Germany), Sr. Sec’d. Notes, 144A	3.500	09/30/24	EUR	800	953,872
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A(a)	6.125	04/15/25		1,275	1,071,000
Sr. Sec’d. Notes, 144A	6.500	03/15/22		600	636,000

					12,618,012

Pipelines 0.9%
DCP Midstream Operating LP,
Gtd. Notes	2.500	12/01/17		225	225,000
Gtd. Notes, 144A	5.350	03/15/20		227	236,647
Enterprise Products Operating LLC, Gtd. Notes	4.950	10/15/54		2,700	2,932,142
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375	03/30/38		543	591,739
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	12/01/42		125	118,068
Sr. Unsec’d. Notes	4.250	02/01/21		1,950	2,059,257
Sr. Unsec’d. Notes	5.150	10/15/43		1,350	1,509,829
MPLX LP, Sr. Unsec’d. Notes	5.200	03/01/47		145	155,245
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.375	08/15/22		150	154,313
Sr. Unsec’d. Notes, 144A	4.875	08/15/27		500	517,500
ONEOK, Inc., Gtd. Notes	4.950	07/13/47		1,060	1,084,215
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	5.625	04/15/20		3,700	3,922,000
Sr. Unsec’d. Notes, 144A	6.875	04/15/40		1,850	2,062,750
Western Gas Partners LP, Sr. Unsec’d. Notes	4.000	07/01/22		75	77,413

					15,646,118

Real Estate Investment Trusts (REITs) 1.2%
FelCor Lodging LP,
Gtd. Notes	6.000	06/01/25		3,400	3,663,500
Sr. Sec’d. Notes	5.625	03/01/23		1,050	1,085,438
Mack-Cali Realty LP, Sr. Unsec’d. Notes	2.500	12/15/17		100	100,021
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325	03/24/25	EUR	3,775	4,631,947
Rialto Holdings LLC/Rialto Corp., Gtd. Notes, 144A	7.000	12/01/18		7,100	7,117,750

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes	5.375%	06/01/23		1,965	$2,028,862
Gtd. Notes	5.500	02/01/21		1,500	1,546,875
Trust F/1401 (Mexico), Sr. Unsec’d. Notes, 144A	5.250	12/15/24		2,000	2,135,000

					22,309,393

Retail 1.1%
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A	9.000	03/15/19		275	168,438
CVS Health Corp.,
Sr. Unsec’d. Notes	5.125	07/20/45		1,765	1,972,264
Sr. Unsec’d. Notes	5.300	12/05/43		475	540,212
Douglas GmbH (Germany), Sr. Sec’d. Notes, 144A	6.250	07/15/22	EUR	1,200	1,495,807
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A	6.750	10/15/24		2,750	2,798,125
Grupo Unicomer Co. Ltd. (El Salvador), Gtd. Notes, 144A	7.875	04/01/24		2,080	2,267,200
L Brands, Inc., Gtd. Notes(a)	5.625	02/15/22		6,205	6,636,247
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	4.300	02/15/43		705	542,924
PetSmart, Inc., Sr. Sec’d. Notes, 144A(a)	5.875	06/01/25		1,775	1,548,687
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125	04/01/23		1,975	1,836,750
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A(a)	8.000	06/15/22		1,150	690,000

					20,496,654

Savings & Loans 0.0%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650	12/06/22		325	334,066

Semiconductors 0.5%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes, 144A	3.875	01/15/27		2,905	2,988,735
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500	02/01/25		2,100	2,231,250
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.750	06/01/18		1,300	1,308,125
Sensata Technologies BV, Gtd. Notes, 144A	5.000	10/01/25		2,750	2,915,000

					9,443,110

Software 0.5%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21		2,500	2,559,375
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23		6,150	6,580,623

					9,139,998

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Telecommunications 1.3%
Bharti Airtel International Netherlands BV (India), Gtd. Notes, Notes, 144A	5.125%	03/11/23		3,725	$3,989,773
CommScope Technologies Finance LLC, Gtd. Notes, 144A	6.000	06/15/25		1,225	1,293,906
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		2,275	2,320,500
Digicel Group Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		2,050	2,023,473
Sr. Unsec’d. Notes	8.250	09/30/20		1,500	1,483,125
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32		3,275	3,970,937
Sprint Communications, Inc., Gtd. Notes, 144A	7.000	03/01/20		650	705,250
Veon Holdings BV (Netherlands), Sr. Unsec’d. Notes, 144A	4.950	06/16/24		3,500	3,581,410
Wind Tre Spa, 144A	2.625	01/20/23	EUR	1,375	1,608,876
Wind Tre Spa, 144A	3.125	01/20/25	EUR	3,000	3,505,032

					24,482,282

Textiles 0.2%
Mohawk Industries, Inc., Sr. Unsec’d. Notes	3.850	02/01/23		104	108,220
Springs Industries, Inc., Sr. Sec’d. Notes	6.250	06/01/21		3,425	3,527,750

					3,635,970

Transportation 0.3%
AP Moeller-Maersk A/S (Denmark), Sr. Unsec’d. Notes, 144A	2.550	09/22/19		2,450	2,461,776
Moby SpA (Italy), Sr. Sec’d. Notes, 144A(a)	7.750	02/15/23	EUR	3,000	3,494,968
Union Pacific Corp., Sr. Unsec’d. Notes	3.799	10/01/51		207	205,113

					6,161,857

Trucking & Leasing 0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec’d. Notes, 144A	2.875	07/17/18		450	453,431
CORPORATE BONDS (Continued)

Water 0.2%
Aegea Finance Sarl (Brazil), Gtd. Notes, 144A	5.750	10/10/24		3,015	3,097,008

TOTAL CORPORATE BONDS (cost $598,598,479)					620,082,076

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS 0.8%

California 0.5%
Bay Area Toll Authority, BABs, Revenue Bonds	6.263%	04/01/49	550	$801,322
Los Angeles Department of Water & Power,
BABs, Revenue Bonds	6.008	07/01/39	3,610	4,636,540
BABs, Revenue Bonds(a)	6.574	07/01/45	585	860,605
University of California,
BABs, Revenue Bonds	5.770	05/15/43	390	507,920
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	625	632,144
Taxable, Revenue Bonds, Series J	4.131	05/15/45	675	698,126

				8,136,657

Colorado 0.1%
Regional Transportation District, BABs, Revenue Bonds, Series 2010B	5.844	11/01/50	1,190	1,586,901

Illinois 0.0%
Chicago O’Hare International Airport, BABs, Revenue Bonds	6.395	01/01/40	360	489,571

New Jersey 0.2%
New Jersey State Turnpike Authority, Revenue Bonds, Series F, BABs	7.414	01/01/40	2,000	3,042,740
Rutgers State University, BABs, Revenue Bonds	5.665	05/01/40	200	242,610

				3,285,350

New York 0.0%
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882	06/15/44	400	539,064

Ohio 0.0%
Ohio State University, Taxable, Revenue Bonds, Series A	4.800	06/01/2111	180	196,171

Texas 0.0%
City of San Antonio Electric and Gas Systems, BABs, Taxable, Revenue Bonds	4.427	02/01/42	120	133,810

TOTAL MUNICIPAL BONDS (cost $13,753,717)				14,367,524

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
MUNICIPAL BONDS (Continued)

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.3%
Banc of America Funding Corp.,
Series 2014-R2, Class 2A1, 144A, 1 Month LIBOR + 0.210%	1.450	%(c)	05/26/37	2,559	$2,457,599
Series 2014-R5, Class 1A1, 144A, 6 Month LIBOR + 1.500%	2.991	(c)	09/26/45	3,539	3,560,887
Series 2015-R3, Class 1A1, 144A, 1 Month LIBOR + 0.190%	1.428	(c)	03/27/36	12,065	11,686,029
Series 2015-R3, Class 6A1, 144A, 1 Month LIBOR + 0.170%	1.408	(c)	05/27/36	2,866	2,808,791
Series 2015-R4, Class 4A1, 144A	3.500	(cc)	01/27/30	2,914	2,903,560
Bayview Opportunity Master Fund Iiib Trust, Series 2017-CRT2, Class M, 144A, 1 Month LIBOR + 2.000%	3.240	(c)	11/25/27	926	925,785
Bayview Opportunity Master Fund IVb Trust, Series 2017-CRT1, Class M, 144A, 1 Month LIBOR + 2.150%	3.390	(c)	10/25/28	1,701	1,703,580
Bellemeade Re Ltd. (Bermuda), Series 2017-1, Class M1, 144A, 1 Month LIBOR + 1.700%^	2.738	(c)	10/25/27	1,250	1,252,344
Chase Mortgage Finance Trust, Series 2007-A1, Class 1A3	3.615	(cc)	02/25/37	200	199,113
CHI Mortgage Pass-through Trust, Series 2007-17, Class 2A1	6.500		10/25/37	4,135	3,365,845
CIM Trust, Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	01/25/57	5,924	5,995,694
CIM Trust,
Series 2017-6, Class A1, 144A	3.015	(cc)	06/25/57	2,484	2,470,935
Series 2017-8, 144A^	3.000	(cc)	12/25/65	5,620	5,623,125
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 1 Month LIBOR + 3.300%	4.538	(c)	10/25/27	2,000	2,225,770
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1A1, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	01/26/37	3,179	3,119,640
Series 2015-3R, Class 1A2, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	01/26/37	1,670	1,519,141
Series 2015-3R, Class 2A1, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	10/26/36	4,112	3,999,122
Series 2015-3R, Class 2A2, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	10/26/36	1,400	1,197,942
Series 2015-4R, Class A1, 144A, 1 Month LIBOR + 0.140%	1.377	(c)	03/26/37	7,598	7,388,968

See Notes to Financial Statements.

44

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
GSMSC Resecuritization Trust, (cont’d.)
Series 2015-4R, Class A2, 144A, 1 Month LIBOR + 0.140%	1.377	%(c)	03/26/37		2,702	$2,332,745
JPMorgan Mortgage Trust, Series 2007-A1, Class 4A1	3.729	(cc)	07/25/35		205	208,549
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2016-5, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	11/01/21		1,374	1,374,530
LSTAR Securities Investment Ltd., Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	04/01/22		2,909	2,920,768
LSTAR Securities Investment Ltd. (Cayman Islands), Series 2017-4, Class A, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	05/01/22		9,576	9,557,269
LSTAR Securities Investment Ltd.,
Series 2017-5, Class A, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	05/01/22		9,495	9,495,667
Series 2017-6, Class A, 144A, 1 Month LIBOR + 1.750%^	2.985	(c)	09/01/22		2,463	2,462,206
Mortgage Repurchase Agreement Financing Trust, Series 2017-1, Class A2, 144A, 1 Month LIBOR + 0.850%	2.085	(c)	07/10/19		3,260	3,260,911
Structured Asset Securities Corp., Series 2003-37A, Class 3A7	3.366	(cc)	12/25/33		826	819,165
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-30, Class 2A1	5.136	(cc)	10/25/33		292	297,683
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-EE, Class 2A1	3.399	(cc)	12/25/34		172	174,618

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $95,261,788)						97,307,981

SOVEREIGN BONDS 8.1%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	6.875		04/22/21		7,175	7,820,750
Unsec’d. Notes(a)	5.000		01/15/27	EUR	3,970	4,664,916
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333		02/15/28		6,070	6,176,225
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes	7.500		05/06/21		6,075	6,720,469
Sr. Unsec’d. Notes, 144A	7.500		05/06/21		1,300	1,438,125

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
SOVEREIGN BONDS (Continued)
Gabon Government International Bond (Gabon), Unsec’d. Notes	8.200%		12/12/17		5,125	$5,144,618
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	3.000	(cc)	02/24/29	EUR	1,100	1,073,643
Sr. Unsec’d. Notes	3.000	(cc)	02/24/31	EUR	1,330	1,251,473
Sr. Unsec’d. Notes	3.000	(cc)	02/24/32	EUR	1,355	1,258,751
Sr. Unsec’d. Notes	3.000	(cc)	02/24/39	EUR	1,100	949,610
Sr. Unsec’d. Notes	3.000	(cc)	02/24/35	EUR	705	629,284
Sr. Unsec’d. Notes	5.200		07/17/34	EUR	3,500	3,646,820
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	3,425	3,982,588
Hungary Government International Bond (Hungary), Sr. Unsec’d. Notes	6.375		03/29/21		6,470	7,238,312
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	3.375		07/30/25	EUR	2,975	3,859,377
Sr. Unsec’d. Notes, MTN	3.750		06/14/28	EUR	775	1,022,735
Ivory Coast Government International Bond (Cote D’lvoire), Sr. Unsec’d. Notes, 144A	5.125		06/15/25	EUR	2,250	2,768,416
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes	1.750		07/31/18		3,000	2,999,550
Gov’t. Gtd. Notes	1.875		11/13/19		4,000	3,975,428
Gov’t. Gtd. Notes	2.125		06/01/20		200	199,999
Gov’t. Gtd. Notes	2.125		07/21/20		600	600,448
Gov’t. Gtd. Notes	2.500		06/01/22		600	603,175
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, EMTN	1.375		02/05/18		6,000	5,989,134
Sr. Unsec’d. Notes, MTN	2.500		09/12/18		5,000	5,013,410
Japan Government Ten Year Bond (Japan), Sr. Unsec’d. Notes	1.500		12/20/17	JPY	4,000,000	35,255,090
Portugal Government International Bond (Portugal), Sr. Unsec’d. Notes, MTN	5.125		10/15/24		15,515	16,424,800
Portugal Obrigacoes do Tesouro OT (Portugal), Sr. Unsec’d. Notes, 144A	3.875		02/15/30	EUR	2,215	2,926,371
Provincia de Buenos Aires (Argentina), Sr. Unsec’d. Notes, 144A	9.950		06/09/21		1,050	1,220,783
Republic of Belarus International Bond (Belarus), Sr. Unsec’d. Notes	8.950		01/26/18		4,340	4,383,747
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes	2.125		05/19/20		2,500	2,488,535
Sr. Unsec’d. Notes	2.125		05/20/19		1,000	1,000,670
Sr. Unsec’d. Notes, 144A	2.500		06/08/22		1,000	999,890

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
SOVEREIGN BONDS (Continued)
Turkey Government International Bond (Turkey), Sr. Unsec’d. Notes	5.625%		03/30/21	1,450	$1,528,401
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes(a)	7.750		09/01/21	4,135	4,414,278

TOTAL SOVEREIGN BONDS (cost $146,815,330)					149,669,821

U.S. TREASURY OBLIGATIONS 4.5%
U.S. Treasury Bonds(k)(h)	2.500		02/15/45	38,760	36,055,884
U.S. Treasury Bonds(k)(h)	2.500		05/15/46	4,110	3,807,369
U.S. Treasury Bonds	2.875		11/15/46	255	255,000
U.S. Treasury Bonds(k)	3.000		02/15/47	3,100	3,177,621
U.S. Treasury Bonds(k)(h)	3.000		05/15/47	1,345	1,378,783
U.S. Treasury Notes	0.750		07/31/18	250	248,789
U.S. Treasury Notes	1.750		06/30/22	355	351,242
U.S. Treasury Notes	2.000		10/31/22	9,255	9,249,577
U.S. Treasury Notes	2.250		10/31/24	8,320	8,331,050
U.S. Treasury Notes	2.250		08/15/27	7,990	7,901,985
U.S. Treasury Strips Coupon(k)	2.143	(s)	11/15/28	1,820	1,377,401
U.S. Treasury Strips Coupon(k)	2.174	(s)	05/15/29	4,420	3,298,458
U.S. Treasury Strips Coupon	2.783	(s)	08/15/29	2,100	1,556,225
U.S. Treasury Strips Coupon(k)	2.878	(s)	05/15/31	2,100	1,468,401
U.S. Treasury Strips Coupon(k)	3.042	(s)	11/15/35	4,200	2,538,182
U.S. Treasury Strips Coupon(k)	3.202	(s)	08/15/40	4,200	2,162,335

TOTAL U.S. TREASURY OBLIGATIONS (cost $82,435,127)					83,158,302

				Shares
COMMON STOCK 0.1%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)*(a) (cost $2,719,466)				66,217	1,979,768

TOTAL LONG-TERM INVESTMENTS (cost $1,633,909,507)					1,667,901,980

SHORT-TERM INVESTMENTS 13.5%

AFFILIATED MUTUAL FUNDS 11.5%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)				143,027,511	143,027,511

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2017

Description				Shares		Value
AFFILIATED MUTUAL FUNDS (Continued)
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $68,464,420; includes $68,394,799 of cash collateral for securities on loan)(b)(w)					68,462,190	$68,469,036

TOTAL AFFILIATED MUTUAL FUNDS (cost $211,491,931)						211,496,547

	Interest Rate		Maturity Date	Principal Amount (000)#
FOREIGN TREASURY OBLIGATIONS 1.8%
Japan Treasury Bill	0.000	%(ss)	11/20/17	JPY	454,600	3,998,285
Japan Treasury Bill	0.000	%(ss)	11/27/17	JPY	1,000,000	8,795,409
Japan Treasury Bill	0.000	%(ss)	01/15/18	JPY	2,431,400	21,388,879

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $34,494,060)						34,182,573

OPTIONS PURCHASED* 0.2% (cost $4,804,798)						3,731,529

TOTAL SHORT-TERM INVESTMENTS (cost $250,790,789)						249,410,649

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN 104.0% (cost $1,884,700,296)						1,917,312,629

OPTIONS WRITTEN* (0.1)% (premiums received $4,265,909)						(2,482,073)

TOTAL INVESTMENTS 103.9% (cost $1,880,434,387)						1,914,830,556
Liabilities in excess of other assets(z) (3.9)%						(72,418,983)

NET ASSETS 100.0%						$1,842,411,573

The following abbreviations are used in the annual report:

(A)—Annual payment frequency for swaps

(M)—Monthly payment frequency for swaps

(Q)—Quarterly payment frequency for swaps

(S)—Semiannual payment frequency for swaps

(T)—Swap payment upon termination

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ABS—Asset-Backed Security

BABs—Build America Bonds

BBSW—Australian Bank Bill Swap Reference Rate

bps—Basis Points

BROIS—Brazil Overnight Interbank Deposit

CDS—Credit Default Swap

CDX—Credit Derivative Index

CPI—Consumer Price Index

See Notes to Financial Statements.

48

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage Backed Securities Index

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

HICP—Harmonized Index of Consumer Prices

iBoxx—Bond Market Indices

IO—Interest Only

iTraxx—International Credit Derivative Index

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PRIBOR—Prague Interbank Offered Rate

REIT—Real Estate Investment Trust

SONIA—Sterling Overnight Index Average

STRIPS—Separate Trading of Registered Interest and Principal of Securities

USOIS—United States Overnight Index Swap

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNH—Chinese Renminbi

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2017

^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $27,126,975 and 1.5% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $66,763,349; cash collateral of $68,394,799 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2017.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2017.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(ss)	Represents zero coupon bond.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value.

Exchange-Traded Options Purchased:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$125.50	3,182	3,182	$795,500
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$127.50	3,182	3,182	49,719

						$845,219

Exchange-Traded Options Written:

Description	Call/Put	Expiration Date	Strike Price	Contracts	Notional Amount (000)#	Value
10 Year U.S. Treasury Notes Futures	Call	11/24/17	$126.50	6,364	6,364	$(397,750)

OTC Options Purchased:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.40	—	EUR	2,200	$343,287
Currency Option EUR vs ZAR	Call	Goldman Sachs & Co.	04/04/18	15.00	—	EUR	1,000	147,536
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	19.25	—		7,500	297,180

								$788,003

See Notes to Financial Statements.

50

OTC Options Written:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.80	—	EUR	2,200	$(122,828)
Currency Option EUR vs ZAR	Call	Goldman Sachs & Co.	04/04/18	17.00	—	EUR	1,000	(53,767)
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	21.25	—		7,500	(78,997)
Currency Option EUR vs BRL	Put	Citigroup Global Markets	04/04/18	3.20	—	EUR	2,200	(472)
Currency Option EUR vs ZAR	Put	Goldman Sachs & Co.	04/04/18	14.00	—	EUR	1,000	(1,669)
Currency Option USD vs MXN	Put	Citigroup Global Markets	03/23/18	17.75	—		7,500	(17,539)

								$(275,272)

OTC Swaptions Purchased:

Description	Call/Put	Counterparty	Expiration Date	Strike Price	Receive	Pay	Notional Amount (000)#	Value
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	04/12/18	1.80%	1.80%(S)	3 Month LIBOR(Q)	101,840	$54,626
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18	2.60%	2.60%(S)	3 Month LIBOR(Q)	101,840	1,637,922
30-Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18	2.75%	3 Month LIBOR(Q)	2.75%(S)	1,560	370,710
30-Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18	2.75%	3 Month LIBOR(Q)	2.75%(S)	16,500	35,049

								$2,098,307

OTC Swaptions Written:

Description	Call/Put	Counterparty	Expiration Date	Strike Price		Receive	Pay	Notional Amount (000)#		Value
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18		2.10%	3 Month LIBOR(Q)	2.10%(S)		101,840	$(566,481)
5-Year x 10-Year Interest Rate Swap, 10/16/33	Call	JPMorgan Chase	10/12/18		2.30%	3 Month LIBOR(Q)	2.30%(S)		101,840	(885,142)
30-Year Interest Rate Swap, 04/24/48	Put	Barclays Capital Group	04/20/18		3.05%	3.05%(S)	3 Month LIBOR(Q)		16,500	(125,598)
30-Year Interest Rate Swap, 04/24/48	Put	Citigroup Global Markets	04/20/18		3.05%	3.05%(S)	3 Month LIBOR(Q)		1,560	(11,875)
CDX.NA.HY.28.V1, 06/20/22	Put	Goldman Sachs & Co.	12/20/17		$100.00	5.00%(Q)	CDX.NA.HY.28.V1(Q)		400,000	(182,352)
iTraxx.XO.28.V1, 12/20/22	Put	Goldman Sachs & Co.	01/17/18	EUR	450.00	5.00%(Q)	iTraxx.XO.28.V1(Q)	EUR	100,000	(37,603)

										$(1,809,051)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2017

Futures contracts outstanding at October 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
629	10 Year Euro-Bund	Dec. 2017	$118,595,626	$119,245,352	$649,726
228	10 Year U.K. Gilt	Dec. 2017	37,473,476	37,649,237	175,761
5,332	10 Year U.S. Treasury Notes	Dec. 2017	669,792,542	666,166,750	(3,625,792)
1,177	10 Year U.S. Ultra Treasury Notes	Dec. 2017	159,599,703	157,626,047	(1,973,656)
563	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	94,023,085	92,771,844	(1,251,241)

					(6,025,202)

	Short Positions:
4,228	2 Year U.S. Treasury Notes	Dec. 2017	914,379,656	910,539,437	3,840,219
2,584	5 Year U.S. Treasury Notes	Dec. 2017	305,563,764	302,812,500	2,751,264
25	10 Year Japanese Bonds	Dec. 2017	33,185,979	33,083,418	102,561
1,096	20 Year U.S. Treasury Bonds	Dec. 2017	169,674,810	167,105,750	2,569,060
189	30 Year Euro Buxl	Dec. 2017	36,634,195	36,572,407	61,788

					9,324,892

					$3,299,690

Securities, including those sold and pending settlement, with a combined market value of $6,814,114 have been segregated with Citigroup Global Markets to cover requirements for open futures contracts at October 31, 2017.

Forward foreign currency exchange contracts outstanding at October 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/2018	Barclays Capital Group	AUD	1,607	$1,266,450	$1,229,417	$(37,033)
Expiring 01/12/2018	Barclays Capital Group	AUD	1,541	1,204,175	1,178,989	(25,186)
Expiring 01/12/2018	Barclays Capital Group	AUD	1,525	1,200,000	1,166,168	(33,832)
Expiring 01/12/2018	Citigroup Global Markets	AUD	1,540	1,204,175	1,178,226	(25,949)
Expiring 01/12/2018	JPMorgan Chase	AUD	1,546	1,214,897	1,182,764	(32,133)
Expiring 01/12/2018	UBS AG	AUD	1,542	1,214,897	1,179,767	(35,130)
Expiring 01/12/2018	UBS AG	AUD	1,523	1,200,000	1,164,578	(35,422)
Brazilian Real,
Expiring 11/03/2017	Citigroup Global Markets	BRL	6,636	2,071,837	2,027,626	(44,211)
Expiring 11/03/2017	Citigroup Global Markets	BRL	4,209	1,318,186	1,286,190	(31,996)
Expiring 11/03/2017	UBS AG	BRL	4,912	1,583,037	1,500,860	(82,177)
Expiring 11/03/2017	UBS AG	BRL	3,628	1,129,041	1,108,571	(20,470)
Expiring 02/02/2018	Citigroup Global Markets	BRL	6,180	1,862,881	1,866,501	3,620

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
British Pound,
Expiring 01/26/2018	Citigroup Global Markets	GBP	1,524	$2,016,699	$2,030,081	$13,382
Canadian Dollar,
Expiring 01/12/2018	Barclays Capital Group	CAD	1,517	1,214,356	1,176,457	(37,899)
Expiring 01/12/2018	Barclays Capital Group	CAD	1,514	1,214,356	1,174,573	(39,783)
Expiring 01/12/2018	Citigroup Global Markets	CAD	2,003	1,604,187	1,553,534	(50,653)
Expiring 01/12/2018	UBS AG	CAD	2,667	2,134,121	2,068,693	(65,428)
Expiring 01/12/2018	UBS AG	CAD	1,258	1,002,032	976,240	(25,792)
Czech Koruna,
Expiring 01/08/2018	UBS AG	CZK	35,705	1,635,486	1,628,474	(7,012)
Expiring 01/08/2018	UBS AG	CZK	35,705	1,635,000	1,628,474	(6,526)
Euro,
Expiring 01/26/2018	Hong Kong & Shanghai Bank	EUR	1,156	1,372,000	1,353,485	(18,515)
Hungarian Forint,
Expiring 01/24/2018	Goldman Sachs & Co.	HUF	1,842,964	7,075,802	6,925,606	(150,196)
Indian Rupee,
Expiring 11/03/2017	Citigroup Global Markets	INR	321,635	5,006,266	4,963,684	(42,582)
Expiring 11/03/2017	UBS AG	INR	214,423	3,314,116	3,309,122	(4,994)
Expiring 01/30/2018	Bank of America	INR	198,088	3,021,702	3,023,574	1,872
Expiring 01/30/2018	Citigroup Global Markets	INR	139,883	2,129,087	2,135,151	6,064
Expiring 01/30/2018	Morgan Stanley	INR	198,088	3,010,680	3,023,574	12,894
Indonesian Rupiah,
Expiring 11/16/2017	Citigroup Global Markets	IDR	105,290,491	7,798,718	7,752,855	(45,863)
Expiring 11/16/2017	Citigroup Global Markets	IDR	15,619,309	1,183,818	1,150,096	(33,722)
Expiring 02/12/2018	Morgan Stanley	IDR	64,429,754	4,708,711	4,702,857	(5,854)
Japanese Yen,
Expiring 01/26/2018	UBS AG	JPY	323,049	2,847,969	2,854,308	6,339
Mexican Peso,
Expiring 11/10/2017	Citigroup Global Markets	MXN	136,609	7,533,100	7,112,538	(420,562)
Expiring 03/27/2018	Citigroup Global Markets	MXN	61,272	3,080,000	3,116,820	36,820
New Taiwanese Dollar,
Expiring 11/08/2017	Citigroup Global Markets	TWD	104,604	3,519,650	3,469,634	(50,016)
New Zealand Dollar,
Expiring 01/12/2018	Barclays Capital Group	NZD	3,639	2,574,919	2,486,846	(88,073)
Expiring 01/12/2018	Barclays Capital Group	NZD	1,148	822,400	784,482	(37,918)
Expiring 01/12/2018	UBS AG	NZD	3,503	2,435,263	2,393,737	(41,526)
Expiring 01/12/2018	UBS AG	NZD	1,145	822,400	782,352	(40,048)
Expiring 01/12/2018	UBS AG	NZD	1,072	732,300	732,955	655
Norwegian Krone,
Expiring 01/24/2018	Citigroup Global Markets	NOK	20,733	2,610,007	2,544,114	(65,893)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Philippine Peso,
Expiring 12/15/2017	Citigroup Global Markets	PHP	2,766	$53,894	$53,421	$(473)
Expiring 12/15/2017	UBS AG	PHP	61,161	1,201,821	1,181,290	(20,531)
Polish Zloty,
Expiring 01/24/2018	Barclays Capital Group	PLN	20,543	5,717,151	5,646,900	(70,251)
Russian Ruble,
Expiring 11/17/2017	Citigroup Global Markets	RUB	56,873	940,665	969,719	29,054
Expiring 11/17/2017	Citigroup Global Markets	RUB	56,823	940,665	968,869	28,204
Expiring 11/17/2017	Citigroup Global Markets	RUB	55,114	912,413	939,739	27,326
Expiring 01/12/2018	JPMorgan Chase	RUB	433,670	7,362,502	7,321,284	(41,218)
Singapore Dollar,
Expiring 11/13/2017	UBS AG	SGD	5,097	3,773,450	3,739,272	(34,178)
Expiring 11/13/2017	UBS AG	SGD	5,061	3,767,475	3,713,021	(54,454)
Expiring 11/13/2017	UBS AG	SGD	5,060	3,767,475	3,712,551	(54,924)
South African Rand,
Expiring 12/15/2017	Citigroup Global Markets	ZAR	60,468	4,385,000	4,242,841	(142,159)
South Korean Won,
Expiring 11/17/2017	JPMorgan Chase	KRW	2,122,744	1,882,700	1,894,859	12,159
Swedish Krona,
Expiring 01/24/2018	Citigroup Global Markets	SEK	23,778	2,849,148	2,856,127	6,979
Expiring 01/24/2018	JPMorgan Chase	SEK	27,005	3,330,974	3,243,761	(87,213)
Turkish Lira,
Expiring 12/15/2017	Hong Kong & Shanghai Bank	TRY	18,376	5,176,924	4,779,429	(397,495)

				$140,586,978	$138,187,056	(2,399,922)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/2018	Barclays Capital Group	AUD	898	$702,100	$686,931	$15,169
Expiring 01/12/2018	Barclays Capital Group	AUD	897	702,100	686,405	15,695
Expiring 01/12/2018	Citigroup Global Markets	AUD	1,782	1,371,950	1,362,806	9,144
Expiring 01/12/2018	Citigroup Global Markets	AUD	1,551	1,202,438	1,186,234	16,204
Expiring 01/12/2018	Citigroup Global Markets	AUD	1,550	1,202,437	1,185,791	16,646
Expiring 01/12/2018	Citigroup Global Markets	AUD	1,481	1,150,400	1,132,778	17,622
Expiring 01/12/2018	Citigroup Global Markets	AUD	1,426	1,097,600	1,091,000	6,600
Expiring 01/12/2018	Citigroup Global Markets	AUD	1,076	836,857	822,597	14,260
Expiring 01/12/2018	UBS AG	AUD	3,082	2,402,322	2,356,985	45,337
Expiring 01/12/2018	UBS AG	AUD	1,782	1,371,950	1,362,710	9,240

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Brazilian Real,
Expiring 11/03/2017	Barclays Capital Group	BRL	6,630	$2,040,238	$2,025,815	$14,423
Expiring 11/03/2017	Citigroup Global Markets	BRL	6,574	2,045,751	2,008,898	36,853
Expiring 11/03/2017	Citigroup Global Markets	BRL	6,180	1,884,294	1,888,534	(4,240)
British Pound,
Expiring 01/26/2018	Citigroup Global Markets	GBP	492	653,300	654,821	(1,521)
Expiring 01/26/2018	UBS AG	GBP	7,235	9,556,192	9,637,139	(80,947)
Expiring 01/26/2018	UBS AG	GBP	492	653,427	654,823	(1,396)
Expiring 04/24/2018	Citigroup Global Markets	GBP	2,179	2,852,558	2,910,161	(57,603)
Canadian Dollar,
Expiring 01/12/2018	Barclays Capital Group	CAD	1,582	1,266,450	1,227,279	39,171
Expiring 01/12/2018	Citigroup Global Markets	CAD	806	642,900	625,010	17,890
Expiring 01/12/2018	Hong Kong & Shanghai Bank	CAD	805	642,900	624,751	18,149
Expiring 01/12/2018	JPMorgan Chase	CAD	1,561	1,239,600	1,211,218	28,382
Expiring 01/12/2018	JPMorgan Chase	CAD	1,556	1,239,600	1,207,053	32,547
Expiring 01/12/2018	UBS AG	CAD	3,650	2,847,968	2,831,801	16,167
Expiring 01/12/2018	UBS AG	CAD	944	732,300	732,093	207
Chinese Renminbi,
Expiring 01/26/2018	Citigroup Global Markets	CNH	14,708	2,200,755	2,204,333	(3,578)
Euro,
Expiring 01/26/2018	Citigroup Global Markets	EUR	20,086	23,839,329	23,520,462	318,867
Expiring 01/26/2018	Citigroup Global Markets	EUR	2,446	2,849,148	2,864,370	(15,222)
Expiring 01/26/2018	Citigroup Global Markets	EUR	1,766	2,060,726	2,067,966	(7,240)
Expiring 01/26/2018	Citigroup Global Markets	EUR	1,766	2,055,949	2,067,966	(12,017)
Expiring 01/26/2018	UBS AG	EUR	20,086	23,845,277	23,520,464	324,813
Expiring 04/06/2018	Citigroup Global Markets	EUR	1,880	2,247,532	2,210,406	37,126
Indian Rupee,
Expiring 11/03/2017	Bank of America	INR	198,088	3,051,728	3,058,265	(6,537)
Expiring 11/03/2017	Citigroup Global Markets	INR	139,883	2,150,064	2,158,769	(8,705)
Expiring 11/03/2017	Morgan Stanley	INR	198,088	3,040,951	3,057,018	(16,067)
Israeli Shekel,
Expiring 01/24/2018	Citigroup Global Markets	ILS	9,576	2,736,278	2,727,685	8,593
Expiring 01/24/2018	Citigroup Global Markets	ILS	7,128	2,040,239	2,030,447	9,792
Japanese Yen,
Expiring 12/20/2017	JPMorgan Chase	JPY	4,031,473	35,887,283	35,548,516	338,767
Expiring 01/16/2018	Citigroup Global Markets	JPY	14,707	132,071	129,874	2,197
Expiring 01/16/2018	JPMorgan Chase	JPY	1,417,329	12,676,567	12,516,537	160,030
Expiring 01/26/2018	Bank of America	JPY	300,000	2,647,214	2,650,655	(3,441)
Expiring 01/26/2018	Barclays Capital Group	JPY	323,320	2,856,212	2,856,702	(490)
Expiring 01/26/2018	Citigroup Global Markets	JPY	2,846,890	25,115,921	25,153,742	(37,821)
Expiring 01/26/2018	Citigroup Global Markets	JPY	183,966	1,626,021	1,625,432	589

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Mexican Peso,
Expiring 11/10/2017	Citigroup Global Markets	MXN	16,921	$941,320	$881,014	$60,306
New Taiwanese Dollar,
Expiring 11/08/2017	Citigroup Global Markets	TWD	178,899	5,927,742	5,933,951	(6,209)
Expiring 11/08/2017	Citigroup Global Markets	TWD	34,378	1,135,700	1,140,280	(4,580)
New Zealand Dollar,
Expiring 01/12/2018	Citigroup Global Markets	NZD	2,273	1,604,188	1,553,324	50,864
Expiring 01/12/2018	JPMorgan Chase	NZD	3,264	2,242,953	2,230,425	12,528
Expiring 01/12/2018	JPMorgan Chase	NZD	2,314	1,619,863	1,581,126	38,737
Expiring 01/12/2018	JPMorgan Chase	NZD	2,309	1,619,863	1,578,058	41,805
Norwegian Krone,
Expiring 01/24/2018	Bank of America	NOK	5,570	700,150	683,496	16,654
Expiring 01/24/2018	Barclays Capital Group	NOK	4,824	607,448	591,998	15,450
Expiring 01/24/2018	UBS AG	NOK	5,576	700,150	684,206	15,944
Expiring 01/24/2018	UBS AG	NOK	4,813	607,449	590,637	16,812
Polish Zloty,
Expiring 01/24/2018	Citigroup Global Markets	PLN	7,500	2,050,669	2,061,609	(10,940)
Russian Ruble,
Expiring 01/12/2018	Barclays Capital Group	RUB	199,780	3,408,339	3,372,715	35,624
Expiring 01/12/2018	Barclays Capital Group	RUB	101,638	1,717,150	1,715,871	1,279
Expiring 01/12/2018	Barclays Capital Group	RUB	101,190	1,717,150	1,708,305	8,845
Singapore Dollar,
Expiring 11/13/2017	Citigroup Global Markets	SGD	5,114	3,773,450	3,752,423	21,027
Expiring 11/13/2017	Morgan Stanley	SGD	12,692	9,323,220	9,312,104	11,116
Expiring 11/13/2017	UBS AG	SGD	3,169	2,334,909	2,325,062	9,847
Expiring 11/13/2017	UBS AG	SGD	2,659	1,959,512	1,950,771	8,741
Expiring 11/13/2017	UBS AG	SGD	1,836	1,343,700	1,347,069	(3,369)
South African Rand,
Expiring 12/15/2017	UBS AG	ZAR	40,126	2,988,848	2,815,492	173,356
Expiring 12/15/2017	UBS AG	ZAR	40,126	2,988,846	2,815,491	173,355
South Korean Won,
Expiring 11/17/2017	Citigroup Global Markets	KRW	2,127,762	1,868,999	1,899,338	(30,339)
Swedish Krona,
Expiring 01/24/2018	Barclays Capital Group	SEK	4,928	607,448	591,889	15,559
Expiring 01/24/2018	Hong Kong & Shanghai Bank	SEK	8,622	1,060,700	1,035,671	25,029
Expiring 01/24/2018	UBS AG	SEK	8,602	1,060,700	1,033,221	27,479
Expiring 01/24/2018	UBS AG	SEK	4,915	607,449	590,367	17,082
Swiss Franc,
Expiring 01/26/2018	Bank of America	CHF	5,139	5,219,149	5,183,426	35,723
Expiring 01/26/2018	Citigroup Global Markets	CHF	1,998	2,016,700	2,015,769	931

See Notes to Financial Statements.

56

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Swiss Franc, (cont’d.)
Expiring 01/26/2018	JPMorgan Chase	CHF	5,139	$5,219,493	$5,183,426	$36,067
Expiring 01/26/2018	UBS AG	CHF	10,278	10,423,318	10,366,853	56,465
Turkish Lira,
Expiring 12/15/2017	UBS AG	TRY	7,716	2,045,752	2,006,833	38,919

				$274,839,224	$272,615,462	2,223,762

						$(176,160)

Cross currency exchange contracts outstanding at October 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
Expiring 01/12/2018	Buy	EUR	876	CAD	1,319	$1,299	Barclays Capital Group
Expiring 01/12/2018	Buy	EUR	1,753	NZD	2,998	2,333	Citigroup Global Markets
Expiring 01/12/2018	Buy	EUR	1,753	AUD	2,677	3,803	Citigroup Global Markets
Expiring 01/12/2018	Buy	EUR	876	CAD	1,320	789	Barclays Capital Group
Expiring 01/26/2018	Buy	CHF	4,058	EUR	3,509	(16,343)	UBS AG
Expiring 01/26/2018	Buy	EUR	1,404	CHF	1,628	2,223	Barclays Capital Group
Expiring 01/26/2018	Buy	EUR	945	JPY	124,753	4,685	Citigroup Global Markets
Expiring 01/26/2018	Buy	JPY	324,019	EUR	2,437	8,578	Barclays Capital Group
Expiring 01/26/2018	Buy	JPY	375,849	EUR	2,849	(15,514)	Citigroup Global Markets
Expiring 04/06/2018	Buy	BRL	3,308	EUR	911	(79,433)	Citigroup Global Markets
Expiring 04/06/2018	Buy	ZAR	6,875	EUR	432	(34,266)	Goldman Sachs & Co.

						$(121,846)

Credit default swap agreements outstanding at October 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)^:
Ameriquest Home Equity	11/30/17	1.500%(M)	457	$589	$—	$589	Goldman Sachs & Co.
Banc of America Commercial Mortgage Trust	11/29/17	1.500%(M)	51	68	—	68	Goldman Sachs & Co.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2) (cont’d.)^:
Bank of America Prime Mortgage	11/30/17	1.500%(M)	1,541	$1,989	$—	$1,989	Goldman Sachs & Co.
Battalion CLO Ltd.	11/06/17	1.000%(M)	136	149	—	149	Goldman Sachs & Co.
Bear Stearns Asset Backed Securities Trust	11/30/17	1.500%(M)	878	1,133	—	1,133	Goldman Sachs & Co.
CBASS Home Equity	11/30/17	1.500%(M)	758	126	—	126	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	336	434	—	434	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	216	36	—	36	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	758	126	—	126	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	1,119	1,444	—	1,444	Goldman Sachs & Co.
Chase Mortgage	11/30/17	1.500%(M)	939	1,211	—	1,211	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	359	478	—	478	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	64	85	—	85	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	67	89	—	89	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	329	438	—	438	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	61	81	—	81	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	52	69	—	69	Goldman Sachs & Co.
COMM Mortgage Trust	11/29/17	1.500%(M)	87	116	—	116	Goldman Sachs & Co.
Commercial Mortgage Pass Through Certificate	11/29/17	1.500%(M)	87	116	—	116	Goldman Sachs & Co.
Conneticut Avenue Securities	11/30/17	1.500%(M)	637	823	—	823	Goldman Sachs & Co.
Conneticut Avenue Securities	11/30/17	1.500%(M)	396	511	—	511	Goldman Sachs & Co.
Countrywide Home Equity	11/30/17	1.500%(M)	1,662	277	—	277	Goldman Sachs & Co.
Ellington CLO I Ltd.	11/06/17	1.000%(M)	130	143	—	143	Goldman Sachs & Co.
Equity One Home Equity	11/30/17	1.500%(M)	216	278	—	278	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/29/17	1.500%(M)	111	148	—	148	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/29/17	1.500%(M)	250	333	—	333	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/29/17	1.500%(M)	219	292	—	292	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/29/17	1.500%(M)	108	144	—	144	Goldman Sachs & Co.
Flatiron CLO Ltd.	11/06/17	1.000%(M)	326	359	—	359	Goldman Sachs & Co.
Flatiron CLO Ltd.	11/06/17	1.000%(M)	254	279	—	279	Goldman Sachs & Co.

See Notes to Financial Statements.

58

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2) (cont’d.)^:
GS Mortgage Securities Trust	11/29/17	1.500%(M)	372	$496	$—	$496	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	149	199	—	199	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	72	96	—	96	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	66	88	—	88	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	85	113	—	113	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	311	414	—	414	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/29/17	1.500%(M)	304	405	—	405	Goldman Sachs & Co.
GSAMP Home Equity	11/30/17	1.500%(M)	336	434	—	434	Goldman Sachs & Co.
GSO	11/06/17	1.000%(M)	164	155	—	155	Goldman Sachs & Co.
Guggenheim Investment Partners	11/06/17	1.000%(M)	520	491	—	491	Goldman Sachs & Co.
Harbourview CLO	11/06/17	1.000%(M)	191	180	—	180	Goldman Sachs & Co.
IndyMac Subprime Mortgage	11/30/17	1.500%(M)	276	356	—	356	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	11/29/17	1.500%(M)	185	247	—	247	Goldman Sachs & Co.
JPMBB Commercial Mortgage Securities Trust	11/29/17	1.500%(M)	53	71	—	71	Goldman Sachs & Co.
Lehman Home Equity	11/30/17	1.500%(M)	758	978	—	978	Goldman Sachs & Co.
Lehman Home Equity	11/30/17	1.500%(M)	878	1,133	—	1,133	Goldman Sachs & Co.
LNR CDO Ltd.	11/10/17	1.500%(M)	1,562	2,081	—	2,081	Goldman Sachs & Co.
Longfellow Place CLO Ltd.	11/06/17	1.000%(M)	275	260	—	260	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	447	595	—	595	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	66	88	—	88	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	79	105	—	105	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	88	117	—	117	Goldman Sachs & Co.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2) (cont’d.)^:
Morgan Stanley BAML Trust	11/29/17	1.500%(M)	67	$89	$—	$89	Goldman Sachs & Co.
Morgan Stanley Home Equity	11/30/17	1.500%(M)	276	356	—	356	Goldman Sachs & Co.
Morgan Stanley Home Equity	11/30/17	1.500%(M)	216	278	—	278	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	577	745	—	745	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	396	511	—	511	Goldman Sachs & Co.
New Century Home Equity	11/30/17	1.500%(M)	457	589	—	589	Goldman Sachs & Co.
North End CLO Ltd.	11/06/17	1.000%(M)	253	239	—	239	Goldman Sachs & Co.
Onex	11/06/17	1.000%(M)	274	206	—	206	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	457	589	—	589	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	336	56	—	56	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	396	511	—	511	Goldman Sachs & Co.
Option One Home Equity	11/30/17	1.500%(M)	1,360	1,755	—	1,755	Goldman Sachs & Co.
Pinebridge	11/06/17	1.000%(M)	136	128	—	128	Goldman Sachs & Co.
Sankaty	11/06/17	1.000%(M)	460	435	—	435	Goldman Sachs & Co.
Shenkman Capital	11/06/17	1.000%(M)	177	167	—	167	Goldman Sachs & Co.
Soundview Home Equity	11/30/17	1.500%(M)	1,059	1,367	—	1,367	Goldman Sachs & Co.
Staniford Street CLO Ltd.	11/06/17	1.000%(M)	147	139	—	139	Goldman Sachs & Co.
Structured Agency Credit Risk	11/30/17	1.500%(M)	577	745	—	745	Goldman Sachs & Co.
Structured Agency Credit Risk	11/30/17	1.500%(M)	818	1,056	—	1,056	Goldman Sachs & Co.
Ventrue CDO Ltd.	11/06/17	1.000%(M)	235	222	—	222	Goldman Sachs & Co.
Ventrue CDO Ltd.	11/06/17	1.000%(M)	213	225	—	225	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/29/17	1.500%(M)	43	57	—	57	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/29/17	1.500%(M)	65	87	—	87	Goldman Sachs & Co.
Wood Street CLO BV	11/06/17	1.000%(M)	195	184	—	184	Goldman Sachs & Co.
Z Capital Credit Partners CLO	11/06/17	1.000%(M)	227	215	—	215	Goldman Sachs & Co.

				$32,417	$—	$32,417

See Notes to Financial Statements.

60

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Anadarko Petroleum Corp.	06/20/21	1.000%(Q)	750	0.633%	$(56,543)	$10,482	$67,025
AT&T, Inc.	06/20/21	1.000%(Q)	6,540	0.396%	47,134	146,526	99,392
CIT Group, Inc.	06/20/18	5.000%(Q)	2,740	0.085%	175,137	102,121	(73,016)
Eastman Chemical Co.	06/20/21	1.000%(Q)	4,860	0.259%	46,754	132,832	86,078
Ford Motor Co.	06/20/21	5.000%(Q)	8,000	0.384%	1,391,644	1,345,491	(46,153)

					$1,604,126	$1,737,452	$133,326

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Sell Protection(2):
CDX.NA.IG.29.V1	12/20/22	1.000%(Q)	50,000	$(1,019,251)	$(1,214,783)	$(195,532)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	23,500	$(86,216)	$312,157	$(398,373)	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%(M)	3,500	(12,841)	44,114	(56,955)	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%(M)	9,000	(33,019)	(4,454)	(28,565)	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%(M)	23,000	(84,382)	268,547	(352,929)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	7,000	(25,681)	38,819	(64,500)	UBS AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	8,000	(29,350)	(489,693)	460,343	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%(M)	20,000	(73,376)	(669,507)	596,131	JPMorgan Chase

				$(344,865)	$(500,017)	$155,152

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2017

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues-Buy Protection(1):
Argentina Republic	06/20/18	5.000%(Q)	3,970	0.568%	$(135,455)	$(170,257)	$34,802	BNP Paribas SA

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues-Sell Protection(2):
Hellenic Republic	06/20/22	1.000%(Q)	2,160	4.638%	$(304,897)	$(372,840)	$67,943	Citigroup Global Markets
Hellenic Republic	06/20/22	1.000%(Q)	540	4.638%	(76,224)	(95,850)	19,626	Goldman Sachs & Co.
Hellenic Republic	06/20/24	1.000%(Q)	1,000	4.716%	(188,612)	(216,250)	27,638	Barclays Capital Group
Kingdom of Saudi Arabia	12/20/21	1.000%(Q)	7,700	0.622%	124,808	(156,937)	281,745	Barclays Capital Group
People’s Republic of China	03/20/22	1.000%(Q)	5,000	0.436%	124,640	(79,787)	204,427	Deutsche Bank AG
Petroleo Brasileiro SA	06/20/18	1.000%(Q)	3,750	0.420%	18,257	(287,530)	305,787	Morgan Stanley
Petroleos Mexicanos	12/20/18	1.000%(Q)	8,000	0.464%	58,042	4,231	53,811	Citigroup Global Markets
Petroleos Mexicanos	06/20/23	1.000%(Q)	9,450	1.926%	(439,355)	(1,224,841)	785,486	BNP Paribas SA
Republic of Indonesia	09/20/20	1.000%(Q)	8,000	0.518%	118,150	(322,295)	440,445	Barclays Capital Group
Republic of Indonesia	06/20/21	1.000%(Q)	2,100	0.657%	27,723	(83,337)	111,060	JPMorgan Chase
Republic of Italy	09/20/20	1.000%(Q)	12,000	0.852%	63,785	(63,450)	127,235	JPMorgan Chase

See Notes to Financial Statements.

62

Credit default swap agreements outstanding at October 31, 2017 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign issues-Sell Protection(2) (cont’d.):
Republic of Panama Government	09/20/20	1.000%(Q)	1,700	0.329%	$34,326	$(43,542)	$77,868	Deutsche Bank AG
Republic of Turkey	09/20/20	1.000%(Q)	2,000	1.090%	(2,709)	(148,017)	145,308	Barclays Capital Group
United Mexico States Government	12/20/20	1.000%(Q)	7,000	0.628%	87,733	(123,938)	211,671	Goldman Sachs & Co.

					$(354,333)	$(3,214,383)	$2,860,050

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2017

(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation Swap Agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	9,020	08/15/22	1.240%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(29,299)	$(29,299)
EUR	15,305	09/15/22	1.260%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(35,598)	(35,598)
EUR	4,510	08/15/27	1.415%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	30,455	30,455
EUR	7,450	09/15/27	1.438%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	35,758	35,758
GBP	3,570	08/15/24	3.346%(T)	U.K. Retail Price Index(2)(T)	—	(25,629)	(25,629)
GBP	4,700	08/15/27	3.344%(T)	U.K. Retail Price Index(1)(T)	—	66,490	66,490
GBP	1,885	08/15/29	3.380%(T)	U.K. Retail Price Index(2)(T)	—	(27,523)	(27,523)
GBP	4,985	07/15/32	3.513%(T)	U.K. Retail Price Index(2)(T)	—	(11,804)	(11,804)
GBP	6,770	07/15/37	3.515%(T)	U.K. Retail Price Index(2)(T)	—	(95,376)	(95,376)
GBP	1,415	08/15/42	3.520%(T)	U.K. Retail Price Index(2)(T)	—	(30,310)	(30,310)
GBP	5,155	07/15/47	3.458%(T)	U.K. Retail Price Index(1)(T)	(169,306)	170,918	340,224
GBP	1,070	08/15/47	3.469%(T)	U.K. Retail Price Index(1)(T)	—	25,195	25,195
GBP	575	10/15/47	3.535%(T)	U.K. Retail Price Index(2)(T)	—	22,315	22,315
GBP	380	07/15/57	3.325%(T)	U.K. Retail Price Index(1)(T)	—	23,217	23,217
GBP	355	10/15/57	3.418%(T)	U.K. Retail Price Index(1)(T)	—	(23,496)	(23,496)
	16,500	10/25/27	2.160%(T)	U.S. CPI Urban Consumers NSA Index(2)(T)	511	(14,930)	(15,441)

					$(168,795)	$80,383	$249,178

Interest rate swap agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	34,680	07/07/22	2.460%(S)	6 Month BBSW(2)(S)	$(1,341)	$124,021	$125,362
AUD	33,065	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	3,434	83,632	80,198

See Notes to Financial Statements.

64

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
AUD	26,170	09/28/22	2.988%(S)	6 Month BBSW(2)(S)	$(1,720)	$76,469	$78,189
AUD	9,720	07/19/27	3.355%(S)	6 Month BBSW(2)(S)	—	19,423	19,423
AUD	3,585	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(1,851)	29,724	31,575
BRL	110,795	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	20,027	20,027
BRL	66,586	01/02/19	0.000%(T)	1 Day BROIS(1)(T)	—	11,376	11,376
BRL	82,781	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(280,544)	(280,544)
BRL	50,005	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	(174,462)	(174,462)
BRL	55,620	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	751,222	751,222
BRL	27,101	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	351,220	351,220
BRL	28,099	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	285,587	285,587
BRL	17,139	01/04/21	0.000%(T)	1 Day BROIS(2)(T)	—	183,424	183,424
BRL	40,640	01/04/21	0.000%(T)	1 Day BROIS(1)(T)	—	(198,041)	(198,041)
BRL	41,616	01/04/21	0.000%(T)	1 Day BROIS(1)(T)	—	(148,445)	(148,445)
BRL	14,961	01/02/23	0.000%(T)	1 Day BROIS(1)(T)	—	89,791	89,791
BRL	25,174	01/02/23	0.000%(T)	1 Day BROIS(1)(T)	—	149,298	149,298
BRL	16,970	01/02/25	0.000%(T)	1 Day BROIS(2)(T)	—	81,630	81,630
BRL	17,286	01/02/25	0.000%(T)	1 Day BROIS(2)(T)	—	30,458	30,458
CAD	97,210	07/26/19	1.605%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(96,872)	(92,477)	4,395
CHF	6,010	10/12/27	0.746%(A)	6 Month CHF LIBOR(1)(S)	—	(14,909)	(14,909)
CZK	590,905	07/03/22	0.820%(A)	6 Month PRIBOR(2)(S)	—	(801,838)	(801,838)
CZK	307,115	07/03/27	1.115%(A)	6 Month PRIBOR(1)(S)	—	801,165	801,165
EUR	5,735	05/11/19	(0.144%)(A)	6 Month EURIBOR(1)(S)	(8,233)	(13,160)	(4,927)
EUR	21,525	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	23,463	(82,094)	(105,557)
EUR	22,120	07/03/22	0.182%(A)	6 Month EURIBOR(1)(S)	—	(80,600)	(80,600)
EUR	1,690	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(33,130)	(50,345)	(17,215)
EUR	3,670	05/11/24	0.396%(A)	6 Month EURIBOR(1)(S)	(11,357)	(11,034)	323
EUR	2,530	05/11/25	0.650%(A)	6 Month EURIBOR(1)(S)	(5,355)	(37,901)	(32,546)
EUR	2,740	05/11/26	0.750%(A)	6 Month EURIBOR(1)(S)	(3,999)	(38,811)	(34,812)
EUR	42,560	08/15/26	0.634%(A)	1 Day EONIA(1)(A)	12,523	(710,918)	(723,441)
EUR	61,605	08/15/26	0.655%(A)	1 Day EONIA(1)(A)	(18,455)	(1,161,985)	(1,143,530)
EUR	460	05/11/27	0.736%(A)	6 Month EURIBOR(2)(S)	(5,608)	204	5,812
EUR	11,275	07/03/27	0.795%(A)	6 Month EURIBOR(2)(S)	—	41,159	41,159
EUR	5,580	10/12/27	1.556%(A)	6 Month EURIBOR(2)(S)	—	20,947	20,947
EUR	2,040	02/15/30	1.124%(A)	6 Month EURIBOR(1)(S)	(488)	(26,972)	(26,484)
EUR	2,860	05/11/30	0.850%(A)	6 Month EURIBOR(1)(S)	105,810	72,643	(33,167)
EUR	16,020	10/04/32	2.000%(A)	1 Day EONIA(2)(A)	—	(44,086)	(44,086)
EUR	16,020	10/04/32	2.080%(A)	3 Month EURIBOR(1)(Q)	—	(10,927)	(10,927)
EUR	430	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	19,085	11,021	(8,064)
EUR	31,515	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	—	(296,640)	(296,640)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2017

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
EUR	31,515	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	$(5,748)	$92,268	$98,016
EUR	18,530	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	(68,197)	(68,197)
EUR	18,530	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	15,522	15,522
EUR	1,090	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	50,926	30,782	(20,144)
EUR	8,250	07/04/42	1.416%(A)	1 Day EONIA(2)(A)	(16,441)	174,720	191,161
EUR	17,850	07/04/42	1.438%(A)	1 Day EONIA(2)(A)	—	480,610	480,610
GBP	680,585	12/14/17	0.419%(T)	1 Day SONIA(2)(T)	—	(13,223)	(13,223)
GBP	509,140	02/08/18	0.442%(T)	1 Day SONIA(1)(T)	—	17,023	17,023
GBP	3,280	05/08/21	0.716%(S)	6 Month GBP LIBOR(1)(S)	39,091	36,429	(2,662)
GBP	25,060	12/07/27	1.444%(S)	6 Month GBP LIBOR(1)(S)	11,304	(152,489)	(163,793)
GBP	3,060	07/06/32	1.933%(S)	6 Month GBP LIBOR(2)(S)	—	61,963	61,963
GBP	11,905	10/30/32	1.633%(S)	6 Month GBP LIBOR(2)(S)	2,806	211,855	209,049
GBP	3,680	07/06/42	1.850%(S)	6 Month GBP LIBOR(1)(S)	—	(43,546)	(43,546)
GBP	6,665	10/30/47	1.680%(S)	6 Month GBP LIBOR(1)(S)	—	(194,825)	(194,825)
JPY	3,647,030	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(31,244)	(90,212)	(58,968)
MXN	89,000	10/15/26	6.445%(M)	28 Day Mexican Interbank Rate(2)(M)	43	(304,309)	(304,352)
MXN	182,400	12/09/26	7.780%(M)	28 Day Mexican Interbank Rate(2)(M)	(91,712)	235,747	327,459
NZD	45,930	12/15/17	2.125%(Q)	3 Month New Zealand Bank Bill(2)(Q)	138	182,571	182,433
	111,480	11/01/17	0.639%(T)	1 Day USOIS(1)(T)	401	273,473	273,072
	230,920	11/14/17	0.675%(T)	1 Day USOIS(1)(T)	(20,052)	544,463	564,515
	116,245	11/22/17	0.716%(T)	1 Day USOIS(1)(T)	412	245,012	244,600
	127,210	01/07/18	1.093%(T)	1 Day USOIS(1)(T)	—	23,113	23,113
	346,000	01/26/18	1.124%(S)	3 Month LIBOR(1)(Q)	(66,156)	(726,559)	(660,403)
	154,300	02/08/18	0.884%(S)	3 Month LIBOR(1)(Q)	500	390,911	390,411
	61,940	07/11/18	0.947%(S)	3 Month LIBOR(1)(Q)	292	132,323	132,031
	42,075	10/07/18	1.253%(A)	1 Day USOIS(1)(A)	—	79,003	79,003
	58,600	11/09/18	1.160%(S)	3 Month LIBOR(1)(Q)	(22,227)	147,983	170,210
	116,540	11/17/18	1.080%(T)	1 Day USOIS(1)(T)	412	486,482	486,070
	175,200	11/18/18	0.911%(A)	1 Day USOIS(1)(A)	(9,360)	1,035,102	1,044,462
	76,310	11/22/18	1.297%(S)	3 Month LIBOR(1)(Q)	324	50,182	49,858
	496,570	05/11/19	1.613%(S)	3 Month LIBOR(1)(Q)	(11,550)	(1,306,358)	(1,294,808)
	44,680	06/30/19	1.487%(A)	1 Day USOIS(1)(A)	(10,717)	53,461	64,178
	99,170	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(67,560)	91,449	159,009
	61,890	09/08/19	1.290%(A)	1 Day USOIS(1)(A)	—	341,204	341,204
	30,675	04/04/20	—(3)(S)	—(3)(S)	—	275	275
	63,165	05/11/20	1.763%(S)	3 Month LIBOR(2)(Q)	218,834	155,011	(63,823)
	4,605	05/11/21	1.600%(S)	3 Month LIBOR(1)(Q)	29,953	37,347	7,394

See Notes to Financial Statements.

66

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d.):
263,500	05/15/21	2.202%(S)	3 Month LIBOR(1)(Q)	$(3,255,762)	$(3,997,946)	$(742,184)
72,470	05/31/21	1.849%(S)	3 Month LIBOR(2)(Q)	433	82,097	81,664
79,680	05/31/21	1.948%(S)	3 Month LIBOR(2)(Q)	476	398,743	398,267
363,990	05/31/21	1.953%(S)	3 Month LIBOR(2)(Q)	435,959	1,888,347	1,452,388
191,000	05/31/21	1.980%(S)	3 Month LIBOR(2)(Q)	931	1,192,646	1,191,715
2,570	07/31/21	2.290%(S)	3 Month LIBOR(1)(Q)	(42,741)	(42,761)	(20)
91,955	08/31/21	2.015%(S)	3 Month LIBOR(2)(Q)	755,220	183,685	(571,535)
5,870	11/22/21	1.792%(S)	3 Month LIBOR(2)(Q)	39	(20,022)	(20,061)
127,355	11/30/21	1.762%(S)	3 Month LIBOR(2)(Q)	—	(1,233,549)	(1,233,549)
15,925	04/04/22	—(4)(S)	—(4)(S)	—	(4,000)	(4,000)
84,360	05/11/22	1.982%(S)	3 Month LIBOR(2)(Q)	965,757	294,587	(671,170)
167,900	06/30/22	2.020%(S)	3 Month LIBOR(1)(Q)	1,056	(701,975)	(703,031)
157,080	07/17/22	—(5)(Q)	—(5)(Q)	3,290	112,189	108,899
10,550	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	—	27,304	27,304
88,865	11/01/22	1.815%(S)	3 Month LIBOR(2)(Q)	—	(1,134,067)	(1,134,067)
24,000	04/03/23	2.015%(S)	3 Month LIBOR(1)(Q)	387,010	103,339	(283,671)
16,300	06/20/23	2.604%(S)	3 Month LIBOR(1)(Q)	(423,981)	(549,010)	(125,029)
101,900	09/24/23	2.903%(S)	3 Month LIBOR(1)(Q)	(4,887,263)	(4,502,604)	384,659
51,250	11/15/23	2.209%(S)	3 Month LIBOR(1)(Q)	429	(551,092)	(551,521)
160	11/15/23	2.217%(S)	3 Month LIBOR(1)(Q)	(181)	(1,796)	(1,615)
124,000	11/15/23	2.230%(S)	3 Month LIBOR(1)(Q)	827	(1,492,615)	(1,493,442)
22,745	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	56,894	29,923	(26,971)
25,504	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(46,430)	(22,584)	23,846
47,110	02/15/24	2.167%(S)	3 Month LIBOR(1)(Q)	(362,553)	(88,000)	274,553
45,915	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(51,777)	(132,343)	(80,566)
184,151	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	(1,924,561)	(894,780)	1,029,781
14,520	05/15/24	1.956%(S)	3 Month LIBOR(2)(Q)	18,558	(187,963)	(206,521)
28,490	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	75,502	75,502
244,920	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	926,938	623,713	(303,225)
13,795	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	—	30,358	30,358
98,000	08/15/24	2.559%(S)	3 Month LIBOR(1)(Q)	(1,570,311)	(2,551,000)	(980,689)
30,195	09/01/24	1.972%(S)	3 Month LIBOR(2)(Q)	—	(393,943)	(393,943)
9,895	09/01/24	2.117%(S)	3 Month LIBOR(1)(Q)	—	34,841	34,841
56,550	09/09/24	2.558%(S)	3 Month LIBOR(1)(Q)	(904,581)	(1,426,436)	(521,855)
4,300	02/23/25	2.232%(S)	3 Month LIBOR(1)(Q)	181	(10,217)	(10,398)
44,450	02/25/25	2.208%(S)	3 Month LIBOR(1)(Q)	453	(29,119)	(29,572)
9,975	04/28/26	1.809%(S)	3 Month LIBOR(1)(Q)	136	366,742	366,606
52,572	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	667,355	825,077	157,722
53,535	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	38,164	492,534	454,370
12,575	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	44,006	44,006

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2017

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
	23,100	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	$(15,257)	$(124,946)	$(109,689)
	11,080	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	(74,147)	(74,147)
	92,560	05/11/27	2.305%(S)	3 Month LIBOR(2)(Q)	14,731	578,934	564,203
	9,360	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	171,796	171,796
	6,290	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	25,647	25,647
	14,995	05/11/28	2.000%(S)	3 Month LIBOR(1)(Q)	270,490	421,321	150,831
	21,875	05/03/32	2.434%(S)	3 Month LIBOR(2)(Q)	—	72,704	72,704
	4,160	05/11/32	2.465%(S)	3 Month LIBOR(1)(Q)	(99,865)	(29,013)	70,852
	46,295	02/15/36	2.338%(S)	3 Month LIBOR(2)(Q)	(284,412)	(1,355,619)	(1,071,207)
	17,310	05/03/37	2.508%(S)	3 Month LIBOR(1)(Q)	—	(37,398)	(37,398)
	27,915	05/11/37	2.537%(S)	3 Month LIBOR(1)(Q)	(66,107)	(185,877)	(119,770)
	8,500	02/15/40	3.192%(S)	3 Month LIBOR(1)(Q)	(567,613)	(963,452)	(395,839)
	14,000	02/15/41	2.647%(S)	3 Month LIBOR(1)(Q)	402	(215,014)	(215,416)
	5,520	11/15/41	1.869%(S)	3 Month LIBOR(1)(Q)	33,885	701,757	667,872
	31,400	05/11/42	2.562%(S)	3 Month LIBOR(2)(Q)	204,061	171,845	(32,216)
	7,280	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(70,805)	(70,805)
	1,300	12/12/42	2.590%(S)	3 Month LIBOR(1)(Q)	65,803	(12,495)	(78,298)
	13,400	08/21/44	3.190%(S)	3 Month LIBOR(1)(Q)	(926,224)	(1,685,662)	(759,438)
	4,000	07/02/45	2.937%(S)	3 Month LIBOR(1)(Q)	222	(323,834)	(324,056)
	3,755	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	218	675,618	675,400
	2,085	05/11/47	2.570%(S)	3 Month LIBOR(2)(Q)	10,852	10,670	(182)
	6,420	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	(1)	68,618	68,619
	2,410	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	34,370	34,370
	2,225	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(6,187)	(6,187)
ZAR	134,055	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	(12,136)	(156,112)	(143,976)

					$(10,602,411)	$(13,784,652)	$(3,182,241)

Cash of $1,877,000 and securities with a combined market value of $44,882,281 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at October 31, 2017.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month LIBOR plus 12 bps and receives the floating rate of 6 Month LIBOR.
(4)	The Fund pays the floating rate of 6 Month LIBOR and receives the floating rate of 3 Month LIBOR plus 11.75 bps.
(5)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 28 bps.

See Notes to Financial Statements.

68

Total return swap agreements outstanding at October 31, 2017:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC Total Return Swap Agreements :
Credit Suisse First Boston Corp.	01/12/41	9,267	Pay monthly variable payments based on 1 Month LIBOR and receive monthly fixed payments based on the IOS.FN30.450.10 Index	$6,158	$(28,299)	$34,457
Goldman Sachs & Co.	12/20/17	7,290	Pay termination date variable payments based on 3 Month LIBOR and receive termination date fixed payments based on the iBoxx USD Liquid High Yield Index	142,457	(20,058)	162,515

				$148,615	$(48,357)	$196,972

(1)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Automobiles	$—	$4,092,267	$—
Collateralized Loan Obligations	—	338,284,654	12,800,000

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Asset-Backed Securities (continued)
Consumer Loans	$—	$50,373,521	$—
Home Equity Loans	—	77,225,554	—
Residential Mortgage-Backed Securities	—	64,496,019	2,900,000
Bank Loans	—	28,727,506	—
Commercial Mortgage-Backed Securities	—	121,124,023	1,312,964
Corporate Bonds	—	619,338,157	743,919
Municipal Bonds	—	14,367,524	—
Residential Mortgage-Backed Securities	—	87,970,306	9,337,675
Sovereign Bonds	—	149,669,821	—
U.S. Treasury Obligations	—	83,158,302	—
Common Stock	1,979,768	—	—
Affiliated Mutual Funds	211,496,547	—	—
Foreign Treasury Obligations	—	34,182,573	—
Options Purchased	845,219	2,886,310	—
Options Written	(397,750)	(2,084,323)	—
Other Financial Instruments*
Futures Contracts	3,299,690	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(176,160)	—
OTC Cross Currency Exchange Contracts	—	(121,846)	—
OTC Credit Default Swap Agreements	—	(834,653)	32,417
Centrally Cleared Credit Default Swap Agreements	—	(62,206)	—
Centrally Cleared Inflation Swaps Agreements	—	249,178	—
Centrally Cleared Interest Rate Swap Agreements	—	(3,182,241)	—
OTC Total Return Swap Agreements	—	148,615	—

Total	$217,223,474	$1,669,832,901	$27,126,975

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Residential Mortgage- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Corporate Bonds	Residential Mortgage- Backed Securities	Forward Rate Agreements		Credit Default Swap Agreements
Balance as of 10/31/16	$—	$—	$1,462,445	$—	$—	$15,706,240	$(5,076)		$17,900
Realized gain (loss)	—	—	23,610	—	—	112,649	—	**	—
Change in unrealized appreciation (depreciation)***	—	—	(16,371)	—	(2,285)	156,109	5,076		14,517
Purchases/Exchanges/Issuances	12,800,000	2,900,000	—	1,312,964	—	9,361,034	—		—

See Notes to Financial Statements.

70

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value (continued):

	Asset-Backed Securities— Collateralized Loan Obligations	Asset-Backed Securities— Residential Mortgage- Backed Securities	Bank Loans	Commercial Mortgage- Backed Securities	Corporate Bonds	Residential Mortgage- Backed Securities	Forward Rate Agreements	Credit Default Swap Agreements
Sales/Paydowns	$—	$—	$(1,469,684)	$—	$(18,072)	$(16,013,404)	$—	$—
Accrued discounts/premiums	—	—	—	—	—	15,047	—	—
Transfer into Level 3	—	—	—	—	764,276	—	—	—
Transfer out of Level 3	—	—	—	—	—	—	—	—

Balance as of 10/31/17	$12,800,000	$2,900,000	$—	$1,312,964	$743,919	$9,337,675	$—	$32,417

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swaps contracts, which are recorded at the unrealized appreciation (depreciation) of the instrument, and OTC swap contracts which are recorded at fair value.
**	The realized gain incurred during the period for other financial instruments was $80,721.
***	Of which, $34,160 was relating to securities held at the reporting period end.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2017	Valuation Methodology	Unobservable Inputs
Asset-Backed Securities—Collateralized Loan Obligations	$12,800,000	Market Approach	Single Broker Indicative Quote
Asset-Backed Securities—Residential Mortgage-Backed Securities	2,900,000	Market Approach	Single Broker Indicative Quote
Commercial Mortgage-Backed Securities	1,312,964	Market Approach	Single Broker Indicative Quote
Corporate Bonds	743,919	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	9,337,675	Market Approach	Single Broker Indicative Quote
Credit Default Swaps	32,417	Market Approach	Single Broker Indicative Quote

	$27,126,975

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2017

Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Corporate Bonds	$764,276	L2 to L3	Evaluated Bid to Single Broker Indicative Quote

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Collateralized Loan Obligations	19.1%
Affiliated Mutual Funds (including 3.7% of collateral for securities on loan)	11.5
Residential Mortgage-Backed Securities	9.0
Sovereign Bonds	8.1
Commercial Mortgage-Backed Securities	6.6
Banks	5.9
U.S. Treasury Obligations	4.5
Home Equity Loans	4.2
Consumer Loans	2.7
Media	2.4
Healthcare-Services	2.2
Home Builders	2.1
Oil & Gas	2.1
Foreign Treasury Obligations	1.8
Entertainment	1.5
Electric	1.5
Telecommunications	1.3
Retail	1.2
Real Estate Investment Trusts (REITs)	1.2
Insurance	1.1
Building Materials	1.1
Chemicals	1.1
Pipelines	0.9
Commercial Services	0.8
Municipal Bonds	0.8
Pharmaceuticals	0.7
Lodging	0.6
Forest Products & Paper	0.6
Airlines	0.6
Semiconductors	0.5
Software	0.5
Foods	0.5
Diversified Financial Services	0.5
Auto Parts & Equipment	0.4
Transportation	0.3%
Electronics	0.3
Miscellaneous Manufacturing	0.3
Mining	0.3
Technology	0.3
Health Care & Pharmaceutical	0.3
Packaging & Containers	0.3
Automobiles	0.2
Consumer	0.2
Options Purchased	0.2
Textiles	0.2
Beverages	0.2
Internet	0.2
Auto Manufacturers	0.2
Water	0.2
Biotechnology	0.1
Gas	0.1
Leisure Time	0.1
Housewares	0.1
Oil, Gas & Consumable Fuels	0.1
Gaming	0.1
Capital Goods	0.1
Computers	0.0	*
Iron/Steel	0.0	*
Trucking & Leasing	0.0	*
Savings & Loans	0.0	*
Oil & Gas Services	0.0	*
Machinery-Diversified	0.0	*

	104.0
Options Written	(0.1)
Liabilities in excess of other assets	(3.9)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

72

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$252,495	*	Due from/to broker—variation margin swaps	$314,701	*
Credit contracts	Premiums paid for OTC swap agreements	667,868		Premiums received for OTC swap agreements	4,552,525
Credit contracts	—	—		Options written outstanding, at value	219,955
Credit contracts	Unrealized appreciation on OTC swap agreements	3,983,743		Unrealized depreciation on OTC swap agreements	901,322
Foreign exchange contracts	Unaffiliated investments	788,003		Options written outstanding, at value	275,272
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	23,710		Unrealized depreciation on OTC cross currency exchange contracts	145,556
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,721,392		Unrealized depreciation on OTC forward foreign currency exchange contracts	2,897,552
Interest rate contracts	Due from/to broker—variation margin futures	10,150,379	*	Due from/to broker—variation margin futures	6,850,689	*
Interest rate contracts	Due from/to broker—variation margin swaps	17,957,651	*	Due from/to broker—variation margin swaps	20,890,714	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	48,357
Interest rate contracts	Unaffiliated investments	2,943,526		Options written outstanding, at value	1,986,846
Interest rate contracts	Unrealized appreciation on OTC swap agreements	196,972		—	—

Total		$39,685,739			$39,083,489

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2017

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$(142,063)	$986,850	$—	$—	$—	$3,242,970	$4,087,757
Equity contracts	—	—	—	—	—	—	—
Foreign exchange contracts	—	—	—	(2,696,963)	—	—	(2,696,963)
Interest rate contracts	(5,539,661)	4,521,147	(19,281,235)	—	(2,081,409)	(4,912,347)	(27,293,505)

Total	$(5,681,724)	$5,507,997	$(19,281,235)	$(2,696,963)	$(2,081,409)	$(1,669,377)	$(25,902,711)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Contracts	Forward Rate Agreements	Swaps	Total
Credit contracts	$—	$711,848	$—	$—	$—	$2,581,284	$3,293,132
Equity contracts	—	—	—	—	—	—	—
Foreign exchange contracts	(56,295)	252,035	—	55,123	—	—	250,863
Interest rate contracts	(1,016,974)	819,953	12,373,675	—	5,076	33,473,976	45,655,706

Total	$(1,073,269)	$1,783,836	$12,373,675	$55,123	$5,076	$36,055,260	$49,199,701

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2017, the average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(2)
$3,501,501	$585,273,225	$899,715,648	$619,449,163	$123,119,225	$197,943,830	$18,024,831

See Notes to Financial Statements.

74

Credit Default Swap Agreements— Buy Protection(4)	Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Forward Rate Agreements(4)	Inflation Rate Swap Agreements(4)	Interest Rate Swap Agreements(4)	Total Return Swap Agreements(4)
$41,588,000	$240,192,000	$26,738,400	$2,127,480,000	$35,198,619	$5,809,395,611	$19,609,400

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$66,763,349	$(66,763,349)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America	$54,249	$(9,978)	$44,271	$—	$44,271
Barclays Capital Group	1,104,289	(1,339,562)	(235,273)	—	(235,273)
BNP Paribas	820,288	(1,395,098)	(574,810)	574,810	—
Citigroup Global Markets	1,944,943	(1,853,592)	91,351	—	91,351
Credit Suisse First Boston Corp.	851,071	(973,320)	(122,249)	—	(122,249)
Deutsche Bank AG	550,842	(476,258)	74,584	(74,584)	—
Goldman Sachs & Co.	573,765	(732,718)	(158,953)	158,953	—

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	75

Schedule of Investments (continued)

as of October 31, 2017

Offsetting of OTC derivative assets and liabilities (cont’d.):

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Hong Kong & Shanghai Bank	$43,178	$(416,010)	$(372,832)	$278,832	$(94,000)
JPMorgan Chase	3,227,996	(2,428,481)	799,515	(799,515)	—
Morgan Stanley	329,797	(309,451)	20,346	(10,000)	10,346
UBS AG	979,577	(695,167)	284,410	(284,410)	—

	$10,479,995	$(10,629,635)	$(149,640)	$(155,914)	$(305,554)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

76

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $66,763,349:
Unaffiliated investments (cost $1,673,208,365)	$1,705,816,082
Affiliated investments (cost $211,491,931)	211,496,547
Cash	24,273
Foreign currency, at value (cost $2,173,784)	2,183,608
Deposit with broker for centrally cleared swaps	1,877,000
Receivable for investments sold	16,224,589
Dividends receivable	13,588,760
Receivable for Fund shares sold	4,785,970
Unrealized appreciation on OTC swap agreements	4,180,715
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,721,392
Due from broker—variation margin swaps	753,764
Premiums paid for OTC swap agreements	667,868
Unrealized appreciation on OTC cross currency exchange contracts	23,710
Tax reclaim receivable	2,743
Prepaid expenses	14,629

Total Assets	1,964,361,650

Liabilities
Payable to broker for collateral for securities on loan	68,394,799
Payable for investments purchased	35,676,341
Premiums received for OTC swap agreements	4,600,882
Payable for Fund shares reacquired	3,692,017
Unrealized depreciation on OTC forward foreign currency exchange contracts	2,897,552
Options written outstanding, at value (premiums received $4,265,909)	2,482,073
Management fee payable	1,260,062
Dividends payable	1,223,315
Unrealized depreciation on OTC swap agreements	901,322
Accrued expenses and other liabilities	416,268
Unrealized depreciation on OTC cross currency exchange contracts	145,556
Distribution fee payable	110,134
Due to broker—variation margin futures	107,997
Affiliated transfer agent fee payable	41,759

Total Liabilities	121,950,077

Net Assets	$1,842,411,573

Net assets were comprised of:
Shares of beneficial interest, at par	$184,932
Paid-in capital in excess of par	1,866,587,152

1,866,772,084
Undistributed net investment income	5,723,264
Accumulated net realized loss on investment and foreign currency transactions	(67,516,035)
Net unrealized appreciation on investments and foreign currencies	37,432,260

Net assets, October 31, 2017	$1,842,411,573

See Notes to Financial Statements.

78

Class A
Net asset value and redemption price per share ($119,968,776 ÷ 12,079,863 shares of beneficial interest issued and outstanding)	$9.93
Maximum sales charge (4.50% of offering price)	0.47

Maximum offering price to public	$10.40

Class C
Net asset value, offering price and redemption price per share ($98,788,998 ÷ 9,918,941 shares of beneficial interest issued and outstanding)	$9.96

Class Q
Net asset value, offering price and redemption price per share ($346,252,627 ÷ 34,835,903 shares of beneficial interest issued and outstanding)	$9.94

Class Z
Net asset value, offering price and redemption price per share ($1,277,401,172 ÷ 128,097,240 shares of beneficial interest issued and outstanding)	$9.97

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	79

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Interest income	$55,540,932
Affiliated dividend income	1,580,868
Income from securities lending, net (including affiliated income of $52,235)	347,335

Total income	57,469,135

Expenses
Management fee	13,148,806
Distribution fee(a)	1,424,950
Transfer agent’s fees and expenses (including affiliated expense of $449,600)(a)	1,986,000
Custodian and accounting fees	220,000
Registration fees(a)	105,000
Audit fee	65,000
Shareholders’ reports	54,000
Legal fees and expenses	28,000
Trustees’ fees	21,000
Miscellaneous	35,429

Total expenses	17,088,185
Less: Management fee waiver and/or expense reimbursement(a)	(883,093)

Net expenses	16,205,092

Net investment income (loss)	41,264,043

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,742)	(10,872,853)
Futures transactions	(19,281,235)
Options written transactions	5,507,997
Swap agreement transactions	(1,669,377)
Forward and cross currency contract transactions	(2,696,963)
Foreign currency transactions	3,121,431
Forward rate agreements	(2,081,409)

(27,972,409)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of ($6,802))	34,130,612
Futures	12,373,675
Options written	1,783,836
Swap agreements	36,055,260
Forward and cross currency contracts	55,123
Foreign currencies	(218,837)
Forward rate agreements	5,076

84,184,745

Net gain (loss) on investment and foreign currency transactions	56,212,336

Net Increase (Decrease) In Net Assets Resulting From Operations	$97,476,379

See Notes to Financial Statements.

80

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Q	Class Z
Distribution fee	363,225	1,061,725	—	—
Transfer Agency fees and expenses	197,500	142,300	160,000	1,486,200
Including affiliated expenses	44,600	31,700	70,100	303,200
Registration fees	10,100	7,900	24,500	62,500
Management fee waiver and/or expense reimbursement	(106,251)	(73,576)	—	(703,266)

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	81

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,264,043	$54,432,562
Net realized gain (loss) on investment and foreign currency transactions	(27,972,409)	(7,385,746)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	84,184,745	5,935,891

Net increase (decrease) in net assets resulting from operations	97,476,379	52,982,707

Dividends and Distributions
Dividends from net investment income
Class A	(3,294,330)	(3,937,295)
Class C	(1,651,332)	(1,419,933)
Class Q	(7,126,086)	(2,935,476)
Class Z	(28,720,055)	(24,849,029)

	(40,791,803)	(33,141,733)

Tax return of capital distributions
Class A	—	(1,373,095)
Class C	—	(495,189)
Class Q	—	(1,023,721)
Class Z	—	(8,665,867)

	—	(11,557,872)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	772,806,468	378,115,109
Net asset value of shares issued in reinvestment of dividends and distributions	29,178,897	32,218,965
Cost of shares reacquired	(527,204,224)	(1,291,525,424)

Net increase (decrease) in net assets from Fund share transactions	274,781,141	(881,191,350)

Total increase (decrease)	331,465,717	(872,908,248)

Net Assets:
Beginning of year	1,510,945,856	2,383,854,104

End of year(a)	$1,842,411,573	$1,510,945,856

(a) Includes undistributed net investment income of:	$5,723,264	$—

See Notes to Financial Statements.

82

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: Prudential Absolute Return Bond Fund and Prudential QMA Large-Cap Core Equity Fund which are diversified funds and Prudential International Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund which are non-diversified funds. These financial statements relate to Prudential Absolute Return Bond Fund (the “Fund”).

The investment objective of the Fund is to seek positive returns over the long term, regardless of market conditions.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Prudential Absolute Return Bond Fund	83

Notes to Financial Statements (continued)

Common stocks and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation

84

approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be

Prudential Absolute Return Bond Fund	85

Notes to Financial Statements (continued)

considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated

86

assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears

Prudential Absolute Return Bond Fund	87

Notes to Financial Statements (continued)

the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of

88

assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the

Prudential Absolute Return Bond Fund	89

Notes to Financial Statements (continued)

Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/

90

performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the

Prudential Absolute Return Bond Fund	91

Notes to Financial Statements (continued)

Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments.

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The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include Distribution fees and Distribution fee waivers, and effective August 1, 2017, Transfer Agent’s fees and expenses, Registration fees and

Prudential Absolute Return Bond Fund	93

Notes to Financial Statements (continued)

Management fee waivers. Prior to August 1, 2017 Transfer Agent’s fees and expenses, Registration fees and Management fee waivers were not designated as class specific expenses and were allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its subsidiary PGIM Fixed Income. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets up to $2.5 billion, .775% of the next $2.5 billion and .75% of such assets in excess of $5 billion. The effective management

94

fee rate before any waivers and/or expense reimbursements was .80% for the year ended October 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement was .75%.

PGIM Investments has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .90% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Fund’s Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $136,096 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $13,206 and $4,319 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc., PGIM Fixed Income and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Absolute Return Bond Fund	95

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $47,526 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017 were $844,462,997 and $755,985,757, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $13,935,475 primarily due to the difference between financial and tax reporting purposes of premium amortization, certain transactions involving foreign currencies, paydown gains (losses), swaps and other book to tax adjustments. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

96

For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $40,791,803 of ordinary income. For the year ended October 31, 2016, the tax character of dividends paid by the Fund were $33,141,733 of ordinary income and $11,557,872 of tax return of capital.

As of October 31, 2017, the accumulated undistributed earnings on a tax basis was $4,227,452 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,882,819,874	$45,039,287	$(13,675,811)	$31,363,476

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, difference in the treatment of premium amortization and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2017 of approximately $58,727,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Prudential Absolute Return Bond Fund	97

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into four classes, designated Class A, Class C, Class Q and Class Z.

As of October 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 2,758,591 shares of Class Q. At reporting period end, seven shareholders of record held 77% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	5,287,444	$51,389,408
Shares issued in reinvestment of dividends and distributions	263,023	2,563,014
Shares reacquired	(6,475,151)	(62,665,690)

Net increase (decrease) in shares outstanding before conversion	(924,684)	(8,713,268)
Shares issued upon conversion from other share class(es)	260,628	2,533,357
Shares reacquired upon conversion into other share class(es)	(7,865,438)	(76,474,888)

Net increase (decrease) in shares outstanding	(8,529,494)	$(82,654,799)

Year ended October 31, 2016:
Shares sold	3,440,458	$32,494,477
Shares issued in reinvestment of dividends and distributions	440,040	4,141,204
Shares reacquired	(14,830,739)	(138,911,852)

Net increase (decrease) in shares outstanding before conversion	(10,950,241)	(102,276,171)
Shares issued upon conversion from other share class(es)	236,862	2,227,068
Shares reacquired upon conversion into other share class(es)	(1,938,955)	(18,349,729)

Net increase (decrease) in shares outstanding	(12,652,334)	$(118,398,832)

98

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,372,212	$13,418,733
Shares issued in reinvestment of dividends and distributions	136,492	1,336,820
Shares reacquired	(2,985,937)	(29,077,382)

Net increase (decrease) in shares outstanding before conversion	(1,477,233)	(14,321,829)
Shares reacquired upon conversion into other share class(es)	(875,243)	(8,568,509)

Net increase (decrease) in shares outstanding	(2,352,476)	$(22,890,338)

Year ended October 31, 2016:
Shares sold	791,028	$7,508,773
Shares issued in reinvestment of dividends and distributions	161,297	1,523,492
Shares reacquired	(5,247,367)	(49,413,539)

Net increase (decrease) in shares outstanding before conversion	(4,295,042)	(40,381,274)
Shares issued upon conversion from other share class(es)	7,065	66,762
Shares reacquired upon conversion into other share class(es)	(444,614)	(4,219,724)

Net increase (decrease) in shares outstanding	(4,732,591)	$(44,534,236)

Class Q
Year ended October 31, 2017:
Shares sold	13,571,706	$133,355,079
Shares issued in reinvestment of dividends and distributions	422,868	4,125,496
Shares reacquired	(14,035,658)	(137,572,290)

Net increase (decrease) in shares outstanding before conversion	(41,084)	(91,715)
Shares issued upon conversion from other share class(es)	17,546,616	170,377,523
Shares reacquired upon conversion into other share class(es)	(978,301)	(9,521,365)

Net increase (decrease) in shares outstanding	16,527,231	$160,764,443

Year ended October 31, 2016:
Shares sold	808,821	$7,619,847
Shares issued in reinvestment of dividends and distributions	419,707	3,965,545
Shares reacquired†	(873,487)	(8,265,086)

Net increase (decrease) in shares outstanding before conversion	355,041	3,320,306
Shares issued upon conversion from other share class(es)	2,012,539	19,107,874

Net increase (decrease) in shares outstanding	2,367,580	$22,428,180

Prudential Absolute Return Bond Fund	99

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2017:
Shares sold	58,776,093	$574,643,248
Shares issued in reinvestment of dividends and distributions	2,154,719	21,153,567
Shares reacquired	(30,565,874)	(297,888,862)

Net increase (decrease) in shares outstanding before conversion	30,364,938	297,907,953
Shares issued upon conversion from other share class(es)	9,644,649	94,171,386
Shares reacquired upon conversion into other share class(es)	(17,693,832)	(172,517,504)

Net increase (decrease) in shares outstanding	22,315,755	$219,561,835

Year ended October 31, 2016:
Shares sold	34,920,821	$330,492,012
Shares issued in reinvestment of dividends and distributions	2,388,839	22,588,724
Shares reacquired	(116,138,163)	(1,094,934,947)

Net increase (decrease) in shares outstanding before conversion	(78,828,503)	(741,854,211)
Shares issued upon conversion from other shares class(es)	2,343,730	22,263,641
Shares reacquired upon conversion into other share class(es)	(2,217,019)	(21,095,892)

Net increase (decrease) in shares outstanding	(78,701,792)	$(740,686,462)

†	Includes affiliated redemption of 116 shares with a value of $1,093 for Class Q shares.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be

100

possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

Prudential Absolute Return Bond Fund	101

Financial Highlights

Class A Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.59	$9.48	$9.79	$9.82	$9.92
Income (loss) from investment operations:
Net investment income (loss)	.23	.25	.23	.25	.21
Net realized and unrealized gain (loss) on investment transactions	.33	.06	(.30)	.02	(.03)
Total from investment operations	.56	.31	(.07)	.27	.18
Less Dividends and Distributions:
Dividends from net investment income	(.22)	(.15)	(.21)	(.30)	(.23)
Tax return of capital	-	(.05)	(.03)	-	(.05)
Total dividends and distributions	(.22)	(.20)	(.24)	(.30)	(.28)
Net asset value, end of Year	$9.93	$9.59	$9.48	$9.79	$9.82
Total Return(b):	5.95%	3.36%	(.78)%	2.76%	1.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$119,969	$197,713	$315,214	$452,955	$469,604
Average net assets (000)	$145,290	$246,082	$383,950	$483,199	$303,234
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.14%
Expenses before waivers and/or expense reimbursement	1.22%	1.24%	1.24%	1.27%	1.28%
Net investment income (loss)	2.31%	2.67%	2.39%	2.58%	2.17%
Portfolio turnover rate	72%	38%	64%	64%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets and the .05% contractual 12b-1 waiver was terminated.

See Notes to Financial Statements.

102

Class C Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.62	$9.51	$9.82	$9.85	$9.94
Income (loss) from investment operations:
Net investment income (loss)	.15	.18	.16	.18	.14
Net realized and unrealized gain (loss) on investment transactions	.34	.06	(.31)	.01	(.02)
Total from investment operations	.49	.24	(.15)	.19	.12
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.10)	(.13)	(.22)	(.16)
Tax return of capital	-	(.03)	(.03)	-	(.05)
Total dividends and distributions	(.15)	(.13)	(.16)	(.22)	(.21)
Net asset value, end of year	$9.96	$9.62	$9.51	$9.82	$9.85
Total Return(b):	5.16%	2.59%	(1.51)%	1.97%	1.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$98,789	$118,092	$161,679	$195,312	$172,326
Average net assets (000)	$106,174	$135,510	$183,419	$183,745	$97,736
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.90%	1.90%	1.90%	1.90%	1.89%
Expenses before waivers and/or expense reimbursement	1.97%	1.99%	1.97%	1.97%	1.98%
Net investment income (loss)	1.58%	1.91%	1.62%	1.81%	1.41%
Portfolio turnover rate	72%	38%	64%	64%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	103

Financial Highlights (continued)

Class Q Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.61	$9.49	$9.81	$9.83	$9.94
Income (loss) from investment operations:
Net investment income (loss)	.26	.28	.25	.28	.27
Net realized and unrealized gain (loss) on investment transactions	.32	.07	(.30)	.03	(.06)
Total from investment operations	.58	.35	(.05)	.31	.21
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.17)	(.24)	(.33)	(.27)
Tax return of capital	-	(.06)	(.03)	-	(.05)
Total dividends and distributions	(.25)	(.23)	(.27)	(.33)	(.32)
Net asset value, end of year	$9.94	$9.61	$9.49	$9.81	$9.83
Total Return(b):	6.15%	3.81%	(.57)%	3.16%	2.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$346,253	$175,887	$151,294	$19,025	$17,829
Average net assets (000)	$270,229	$158,967	$125,910	$18,604	$3,144
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.90%	.84%	.85%	.85%	.90%
Expenses before waivers and/or expense reimbursement	.90%	.84%	.85%	.85%	.94%
Net investment income (loss)	2.64%	2.97%	2.61%	2.87%	2.87%
Portfolio turnover rate	72%	38%	64%	64%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

104

Class Z Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.64	$9.52	$9.83	$9.86	$9.95
Income (loss) from investment operations:
Net investment income (loss)	.25	.27	.25	.27	.24
Net realized and unrealized gain (loss) on investment transactions	.33	.08	(.30)	.02	(.02)
Total from investment operations	.58	.35	(.05)	.29	.22
Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.17)	(.23)	(.32)	(.26)
Tax return of capital	-	(.06)	(.03)	-	(.05)
Total dividends and distributions	(.25)	(.23)	(.26)	(.32)	(.31)
Net asset value, end of year	$9.97	$9.64	$9.52	$9.83	$9.86
Total Return(b):	6.08%	3.71%	(.53)%	3.00%	2.21%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,277,401	$1,019,254	$1,755,667	$2,070,862	$1,201,383
Average net assets (000)	$1,121,943	$1,396,060	$2,029,397	$1,484,697	$672,382
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.90%	.90%	.90%	.90%	.90%
Expenses before waivers and/or expense reimbursement	.96%	.99%	.97%	.97%	.99%
Net investment income (loss)	2.59%	2.91%	2.61%	2.79%	2.43%
Portfolio turnover rate	72%	38%	64%	64%	125%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential Absolute Return Bond Fund	105

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Absolute Return Bond Fund (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2017

106

Federal Income Tax Information (unaudited)

For the year ended October 31, 2017, the Fund reports the maximum amount allowable but not less than 77.56% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2017.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 2.07% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

Prudential Absolute Return Bond Fund	107

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Absolute Return Bond Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (201-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

±Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Absolute Return Bond Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Absolute Return Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Absolute Return Bond Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	Prudential Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed

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Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser and sub-subadviser are affiliated with PGIM Investments and that their profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM

Prudential Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one, three-, and five-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe (the Lipper Alternative Credit Focus Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	2nd Quartile	3rd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board also noted that the Fund’s performance against its Peer Universe had improved, with the Fund ranked in the second quartile of its Peer Universe for the first quarter of 2017.
•

The Board and PGIM Investments agreed to continue the existing expense cap, which caps the Fund’s annual operating expenses at 0.90% (exclusive of 12b-1 fees and certain other fees), through February 28, 2018.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Absolute Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Absolute Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PADAX	PADCX	PADQX	PADZX
CUSIP	74441J852	74441J845	74441J837	74441J829

MF213E

     PRUDENTIAL QMA LARGE-CAP CORE EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights

•

The Fund is comprised of a diversified portfolio of stocks that QMA identifies as attractive using a proprietary quantitative model. The model evaluates stocks with regard to quality, earnings expectations, and relative value. Our emphasis on these metrics vary based on the growth rate of the company QMA is evaluating.

•

Favoring companies with improving earnings prospects and good quality was particularly valuable over the trailing year, and was the primary driver of good performance over the S&P 500 across a majority of the sectors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential QMA Large-Cap Core Equity Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential QMA Large-Cap Core Equity Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Large-Cap Core Equity Fund

December 15, 2017

Prudential QMA Large-Cap Core Equity Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	17.87	13.49	5.99	—
Class B	18.75	13.79	5.80	—
Class C	22.80	13.91	5.81	—
Class Q	N/A	N/A	N/A	17.12* (12/28/16)
Class Z	24.93	15.05	6.85	—
S&P 500 Index	23.61	15.17	7.51	—
Lipper Large-Cap Core Funds Average	22.24	13.73	6.58	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	24.73	14.78	6.59	—
Class B	23.75	13.91	5.80	—
Class C	23.80	13.91	5.81	—
Class Q	N/A	N/A	N/A	17.12* (12/28/16)
Class Z	24.93	15.05	6.85	—
S&P 500 Index	23.61	15.17	7.51	—
Lipper Large-Cap Core Funds Average	22.24	13.73	6.58	—

*Not annualized

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential QMA Large-Cap Core Equity Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2007) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class B, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

Prudential QMA Large-Cap Core Equity Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class B**	Class C*	Class Q	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

**Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 16.89%.

Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Core Funds universe for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share-growth value compared with the S&P 500 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class Q shares through 10/31/17 is 15.86%.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
Apple, Inc., Technology Hardware, Storage & Peripherals	3.7
Facebook, Inc., (Class A Stock), Internet Software & Services	2.3
JPMorgan Chase & Co., Banks	2.2
Alphabet, Inc., (Class C Stock), Internet Software & Services	1.9
Microsoft Corp., Software	1.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/17 (%)
Banks	7.1
Software	6.0
Oil, Gas & Consumable Fuels	5.8
Internet Software & Services	5.6
Semiconductors & Semiconductor Equipment	4.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential QMA Large-Cap Core Equity Fund	11

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ended October 31, 2017, the Prudential QMA Large-Cap Core Equity Fund’s class Z shares returned 24.93% versus the 23.61% return of the S&P 500 Index. The Fund outperformed the 22.24% Lipper Large-Cap Core Funds Average over the period1.

What were the market conditions?

•

In November 2016, after the reporting period began, the US election resulted in an upset Republican sweep. US stocks, especially financials, surged on optimism about President-Elect Donald Trump’s growth-friendly agenda. International stocks experienced lackluster performance, especially in Europe, which was fraught with political uncertainty. Meanwhile, fixed income investors appeared to believe the new US political landscape could lead to a stronger US economy, as evidenced by the rise in Treasury yields and the narrowing of credit spreads (yield differentials between corporate bonds and US Treasuries of comparable maturity). In December, the Federal Reserve (Fed) raised short-term interest rates and said it expected to hike rates three times in 2017.

•

In the first quarter of 2017, US stocks soared in anticipation of policies by the new administration that could result in a more business-friendly market environment. However, in March, a failed attempt to repeal and replace the Affordable Care Act soured investor enthusiasm and US stocks gave up some of their gains. International stocks rose significantly, supported by a strengthening global economy. The fixed income market was buoyed by expectations of stimulative policies from the new administration and a modest upswing in US economic growth and inflation. In March, the Fed once again raised short-term interest rates.

•

Heading into the second quarter, Washington, DC was bogged down in political intrigue, hearings, and investigations, as well as normal legislative challenges, rather than previously anticipated broad health care reform and fast-tracked stimulative fiscal policy. Nevertheless, US stocks advanced amid higher corporate earnings growth and sound economic fundamentals. International stocks also posted significant gains. European stocks continued their run, even as the UK began its formal legal process to leave the European Union. In the bond market, the political turmoil in Washington, DC, combined with modestly softer economic data, led to a modest decline in long-term US Treasury yields. The front, or short-term, end of the Treasury yield curve rose as the Fed implemented another rate hike in June and set the stage to start tapering its balance sheet by the end of 2017.

[1]	Effective June 6, 2017, the Fund’s investment objective and investment strategies were changed. The Fund’s performance prior to June 6, 2017 is based on its former investment objective and strategies.

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•

During the third quarter, US stocks marched to record highs, though they experienced some volatility in August amid geopolitical tensions in Asia. Gains were driven by robust second-quarter earnings, a solid labor market, a strengthening economy, and expectations for a business-friendly tax agenda from the Trump administration. International equities recorded double-digit gains, fueled by strong performance in Europe and the Pacific region. In the bond market, volatility remained near historic lows. Treasury yields were relatively stable, which along with improving global growth, sustained investors’ search for yield. Near the end of the reporting period in the fourth quarter, equities powered forward, and the Fed provided information on how it planned to reduce its balance sheet.

What worked?

•

The Fund is comprised of a diversified portfolio of stocks that QMA identifies as attractive using a proprietary quantitative model. The model evaluates stocks with regard to quality, earnings expectations, and relative value. The emphasis on these metrics vary based on the growth rate of the company under evaluation.

•

Favoring companies with improving earnings prospects and good quality was particularly valuable over the trailing year, and was the primary driver of good performance over the S&P 500 across a majority of the sectors.

•

The Fund’s sector weights are established from bottom-up stock selection, and limits are placed on how much the Fund’s sector weights can differ from the S&P 500. That said, a modest underweight of the telecommunication and real estate sectors was a positive for the Fund.

What didn’t work?

•

QMA favors stocks that are inexpensive relative to industry peers. Over the trailing year, this relative value strategy was not profitable. In general, stocks that were more expensive based on measures like forward price-to-earnings, price-to-book, and price-to-sales lagged those that were more reasonably priced.

•

Stock selection in the technology and consumer discretionary sectors lagged the S&P 500. This was driven primarily by Internet-related companies. The Fund avoided some companies that, despite their prospects for reasonable growth, were very expensive relative to peers. Those expensive stocks continued to do well through the year, but the Fund did not hold them.

Did the Fund hold derivatives and how did they affect performance?

•

The Fund held futures contracts on the S&P 500 Index. QMA uses these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash, and not as a means of adding to performance. Subsequently, the effect on performance was minimal.

Prudential QMA Large-Cap Core Equity Fund	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Apple Inc.	1.66	QUALCOMM Inc.	–0.22
Bank of America Corporation	1.00	Allergan plc	–0.21
JPMorgan Chase & Co.	0.98	Akamai Technologies, Inc.	–0.18
Facebook, Inc. Class A	0.68	CVS Health Corporation	–0.15
UnitedHealth Group Incorporated	0.65	Newmont Mining Corporation	–0.15

Current outlook

The current US economic expansion is one of the longest in history, lasting eight years. At this time, QMA does not see warning signs that a recession is imminent. This bodes well for the US stock market, which can continue to advance on solid earnings growth. QMA does, however, believe the extremely low volatility environment will not persist as various risks, including geopolitical, could disrupt the positive market backdrop. Within equities, the enthusiasm for fast-growing stocks at any price has left an imbalance, and an opportunity, for value stocks to rebound. Timing of such a reversal, however, is notoriously hard to predict.

Faced with increased uncertainty, the Fund is well positioned to navigate such an environment. The Fund maintains a balance of both growth and value stocks. This diversified exposure helps ensure stock selection will be effective in different market environments. The Fund also focuses on managing unintended exposures in the portfolio, which can decrease macro exposures and mitigate the impact of exogenous shocks. Overall, uncertainty can produce attractive opportunities for active investors. When uncertainty increases, prices are more likely to become dislocated from fundamentals. The Fund is well placed to exploit such opportunities while simultaneously managing the associated increased risks.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

Prudential QMA Large-Cap Core Equity Fund	15

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Large-Cap Core Equity Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,104.60	0.73%	$3.87
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72
Class B	Actual	$1,000.00	$1,100.50	1.48%	$7.84
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class C	Actual	$1,000.00	$1,101.00	1.48%	$7.84
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class Q	Actual	$1,000.00	$1,106.50	0.35%	$1.86
	Hypothetical	$1,000.00	$1,023.44	0.35%	$1.79
Class Z	Actual	$1,000.00	$1,106.00	0.48%	$2.55
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of October 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 97.5%

COMMON STOCKS

CONSUMER DISCRETIONARY 11.8%

Auto Components 0.9%
Adient PLC	6,000	$506,160
BorgWarner, Inc.	21,700	1,144,024
Cooper-Standard Holdings, Inc.*	1,000	111,480
Delphi Automotive PLC	4,500	447,210
Tenneco, Inc.	3,500	203,385

		2,412,259

Automobiles 1.1%
General Motors Co.	48,700	2,093,126
Thor Industries, Inc.	4,900	667,478

		2,760,604

Distributors 0.5%
LKQ Corp.*	33,000	1,243,770

Diversified Consumer Services 0.1%
Grand Canyon Education, Inc.*	1,600	143,216

Hotels, Restaurants & Leisure 2.4%
Biglari Holdings, Inc.*	200	71,488
Hilton Grand Vacations, Inc.*	3,600	147,456
Hilton Worldwide Holdings, Inc.	3,000	216,840
Las Vegas Sands Corp.	14,000	887,320
McDonald’s Corp.	20,600	3,438,346
Yum China Holdings, Inc.*	9,900	399,465
Yum! Brands, Inc.	16,800	1,250,760

		6,411,675

Household Durables 0.4%
NVR, Inc.*	240	787,529
Taylor Morrison Home Corp., (Class A Stock)*	9,100	219,765

		1,007,294

Internet & Direct Marketing Retail 2.0%
Amazon.com, Inc.*	2,000	2,210,560
FTD Cos., Inc.*	11,300	122,040
Liberty Interactive Corp. QVC Group, (Class A Stock)*	56,700	1,288,224
Netflix, Inc.*	900	176,787

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
CONSUMER DISCRETIONARY (Continued)

Internet & Direct Marketing Retail (cont’d.)
Nutrisystem, Inc.	10,300	$514,485
PetMed Express, Inc.	8,800	311,168
Priceline Group, Inc. (The)*	290	554,468

		5,177,732

Media 1.9%
Comcast Corp., (Class A Stock)	83,800	3,019,314
Discovery Communications, Inc., (Class C Stock)*	30,800	548,548
Sinclair Broadcast Group, Inc., (Class A Stock)	4,900	155,330
TEGNA, Inc.	16,400	200,572
Twenty-First Century Fox, Inc., (Class A Stock)	11,700	305,955
Twenty-First Century Fox, Inc., (Class B Stock)	28,300	720,235

		4,949,954

Multiline Retail 0.4%
Macy’s, Inc.	63,100	1,183,756

Specialty Retail 1.4%
Burlington Stores, Inc.*	4,700	441,283
Dick’s Sporting Goods, Inc.	6,000	146,820
Foot Locker, Inc.	17,500	526,400
Gap, Inc. (The)	32,000	831,680
Ross Stores, Inc.	28,000	1,777,720
Tilly’s, Inc., (Class A Stock)	4,800	57,168

		3,781,071

Textiles, Apparel & Luxury Goods 0.7%
Lululemon Athletica, Inc.*	9,100	559,741
PVH Corp.	7,000	887,670
Wolverine World Wide, Inc.	10,900	297,570

		1,744,981

CONSUMER STAPLES 7.1%

Beverages 2.2%
Coca-Cola Co. (The)	27,300	1,255,254
Constellation Brands, Inc., (Class A Stock)	6,200	1,358,358
PepsiCo, Inc.	27,994	3,085,778

		5,699,390

See Notes to Financial Statements.

18

Description	Shares	Value
CONSUMER STAPLES (Continued)

Food & Staples Retailing 1.8%
CVS Health Corp.	29,300	$2,007,929
Performance Food Group Co.*	4,600	130,180
Wal-Mart Stores, Inc.	29,970	2,616,681

		4,754,790

Food Products 1.2%
Conagra Brands, Inc.	14,600	498,736
Pilgrim’s Pride Corp.*	7,800	247,884
Sanderson Farms, Inc.	3,600	538,452
Tyson Foods, Inc., (Class A Stock)	24,400	1,779,004

		3,064,076

Household Products 0.8%
Kimberly-Clark Corp.	4,600	517,546
Procter & Gamble Co. (The)	20,164	1,740,960

		2,258,506

Tobacco 1.1%
Altria Group, Inc.	43,900	2,819,258

ENERGY 5.9%

Energy Equipment & Services 0.1%
Halliburton Co.	9,100	388,934

Oil, Gas & Consumable Fuels 5.8%
Anadarko Petroleum Corp.	24,200	1,194,754
Andeavor	12,400	1,317,376
Chevron Corp.	14,184	1,643,784
Devon Energy Corp.	40,700	1,501,830
Exxon Mobil Corp.	37,574	3,131,793
Kinder Morgan, Inc.	90,900	1,646,199
Marathon Petroleum Corp.	29,600	1,768,304
Newfield Exploration Co.*	33,500	1,031,465
Phillips 66	200	18,216
Valero Energy Corp.	23,500	1,853,915

		15,107,636

FINANCIALS 13.7%

Banks 7.1%
Bank of America Corp.	161,768	4,430,825
Citigroup, Inc.	46,700	3,432,450

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
FINANCIALS (Continued)

Banks (cont’d.)
JPMorgan Chase & Co.	58,000	$5,835,380
PNC Financial Services Group, Inc. (The)	2,400	328,296
Popular, Inc. (Puerto Rico)	2,600	95,368
Regions Financial Corp.	20,100	311,148
Wells Fargo & Co.	74,364	4,174,795

		18,608,262

Capital Markets 2.4%
Ameriprise Financial, Inc.	10,600	1,659,324
Evercore, Inc., (Class A Stock)	2,300	184,230
Invesco Ltd.	28,100	1,005,699
Raymond James Financial, Inc.	5,600	474,768
S&P Global, Inc.	11,400	1,783,758
State Street Corp.	4,300	395,600
T. Rowe Price Group, Inc.	6,600	613,140

		6,116,519

Consumer Finance 1.3%
Capital One Financial Corp.	21,000	1,935,780
Navient Corp.	49,900	621,754
Nelnet, Inc., (Class A Stock)	9,000	526,860
Synchrony Financial	10,400	339,248

		3,423,642

Diversified Financial Services 0.9%
Berkshire Hathaway, Inc., (Class B Stock)*	12,500	2,336,750

Insurance 1.9%
Aflac, Inc.	19,600	1,644,244
American International Group, Inc.	31,200	2,015,832
Assured Guaranty Ltd.	4,100	152,110
Unum Group	24,100	1,254,164

		5,066,350

Thrifts & Mortgage Finance 0.1%
Radian Group, Inc.	8,100	169,776

HEALTH CARE 14.4%

Biotechnology 3.4%
AbbVie, Inc.	36,100	3,258,025
Amgen, Inc.	8,500	1,489,370

See Notes to Financial Statements.

20

Description	Shares	Value
HEALTH CARE (Continued)

Biotechnology (cont’d.)
Biogen, Inc.*	3,900	$1,215,474
Celgene Corp.*	18,500	1,867,945
Gilead Sciences, Inc.	13,400	1,004,464

		8,835,278

Health Care Equipment & Supplies 3.4%
Abbott Laboratories	35,100	1,903,473
Baxter International, Inc.	28,100	1,811,607
Boston Scientific Corp.*	40,500	1,139,670
Danaher Corp.	22,200	2,048,394
Medtronic PLC	26,400	2,125,728

		9,028,872

Health Care Providers & Services 3.5%
Aetna, Inc.	11,700	1,989,351
Anthem, Inc.	10,300	2,154,863
Express Scripts Holding Co.*	25,400	1,556,766
UnitedHealth Group, Inc.	17,100	3,594,762

		9,295,742

Health Care Technology 0.1%
Cerner Corp.*	3,400	229,568

Life Sciences Tools & Services 0.1%
Bruker Corp.	2,800	87,920
Thermo Fisher Scientific, Inc.	700	135,681

		223,601

Pharmaceuticals 3.9%
Allergan PLC	9,900	1,754,577
Bristol-Myers Squibb Co.	14,200	875,572
Corcept Therapeutics, Inc.*	6,500	127,985
Johnson & Johnson	21,699	3,025,058
Mallinckrodt PLC*	11,800	373,706
Merck & Co., Inc.	4,900	269,941
Pfizer, Inc.	67,134	2,353,718
Zoetis, Inc.	20,700	1,321,074

		10,101,631

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
INDUSTRIALS 9.1%

Aerospace & Defense 2.7%
Huntington Ingalls Industries, Inc.	1,900	$442,377
Lockheed Martin Corp.	7,100	2,187,936
Northrop Grumman Corp.	8,400	2,482,452
Raytheon Co.	6,900	1,243,380
Spirit AeroSystems Holdings, Inc., (Class A Stock)	9,400	752,940

		7,109,085

Air Freight & Logistics 0.1%
United Parcel Service, Inc., (Class B Stock)	1,600	188,048

Building Products 0.0%
Builders FirstSource, Inc.*	5,300	95,506

Commercial Services & Supplies 0.1%
Steelcase, Inc., (Class A Stock)	1,000	14,550
Waste Management, Inc.	1,900	156,123

		170,673

Construction & Engineering 0.4%
Argan, Inc.	1,200	82,500
EMCOR Group, Inc.	4,300	346,193
MasTec, Inc.*	11,500	500,825
Valmont Industries, Inc.	600	95,340

		1,024,858

Electrical Equipment 0.8%
AMETEK, Inc.	5,500	371,195
Emerson Electric Co.	26,200	1,688,852

		2,060,047

Industrial Conglomerates 1.3%
General Electric Co.	40,079	807,993
Honeywell International, Inc.	17,700	2,551,632

		3,359,625

Machinery 2.1%
Cummins, Inc.	9,100	1,609,608
Fortive Corp.	6,700	484,142
Illinois Tool Works, Inc.	4,700	735,644
Ingersoll-Rand PLC	10,900	965,740
Kadant, Inc.	900	102,240

See Notes to Financial Statements.

22

Description	Shares	Value
INDUSTRIALS (Continued)

Machinery (cont’d.)
Lincoln Electric Holdings, Inc.	2,800	$256,676
Lydall, Inc.*	1,600	92,480
Oshkosh Corp.	9,200	842,352
PACCAR, Inc.	5,100	365,823

		5,454,705

Professional Services 0.1%
Insperity, Inc.	2,300	218,270

Road & Rail 1.4%
Norfolk Southern Corp.	12,900	1,695,318
Union Pacific Corp.	18,200	2,107,378

		3,802,696

Trading Companies & Distributors 0.1%
Univar, Inc.*	6,000	178,500

INFORMATION TECHNOLOGY 24.6%

Communications Equipment 0.3%
Juniper Networks, Inc.	29,500	732,485

Internet Software & Services 5.6%
Alphabet, Inc., (Class C Stock)*	4,777	4,856,489
Alphabet, Inc., (Class A Stock)*	3,470	3,584,649
Etsy, Inc.*	9,100	151,970
Facebook, Inc., (Class A Stock)*	33,500	6,032,010

		14,625,118

IT Services 3.6%
Accenture PLC, (Class A Stock)	16,800	2,391,648
Cognizant Technology Solutions Corp., (Class A Stock)	24,800	1,876,616
DST Systems, Inc.	4,500	263,790
First Data Corp., (Class A Stock)*	500	8,905
Sykes Enterprises, Inc.*	1,400	40,516
Total System Services, Inc.	17,000	1,224,850
Visa, Inc., (Class A Stock)	32,600	3,585,348

		9,391,673

Semiconductors & Semiconductor Equipment 4.7%
Advanced Energy Industries, Inc.*	4,400	372,768
Applied Materials, Inc.	47,200	2,663,496
Broadcom Ltd.	10,100	2,665,491

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
INFORMATION TECHNOLOGY (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Intel Corp.	65,400	$2,975,046
Micron Technology, Inc.*	21,600	957,096
Texas Instruments, Inc.	26,400	2,552,616

		12,186,513

Software 6.0%
Activision Blizzard, Inc.	29,300	1,918,857
Adobe Systems, Inc.*	14,800	2,592,368
Dell Technologies, Inc., (Class V Stock)*	48	3,973
Electronic Arts, Inc.*	14,200	1,698,320
Intuit, Inc.	9,600	1,449,792
Microsoft Corp.	54,900	4,566,582
Oracle Corp.	60,600	3,084,540
salesforce.com, Inc.*	3,600	368,424
Synopsys, Inc.*	800	69,216

		15,752,072

Technology Hardware, Storage & Peripherals 4.4%
Apple, Inc.	56,720	9,587,949
HP, Inc.	83,300	1,795,115
Western Digital Corp.	2,300	205,321

		11,588,385

MATERIALS 3.6%

Chemicals 2.1%
Air Products & Chemicals, Inc.	10,700	1,705,901
Chemours Co. (The)	31,100	1,760,571
Ingevity Corp.*	1,400	99,722
LyondellBasell Industries NV, (Class A Stock)	18,000	1,863,540

		5,429,734

Containers & Packaging 0.5%
Greif, Inc., (Class A Stock)	4,300	238,779
Owens-Illinois, Inc.*	12,100	289,069
WestRock Co.	12,100	742,093

		1,269,941

Metals & Mining 0.9%
Alcoa Corp.*	7,200	344,016
Freeport-McMoRan, Inc.*	102,400	1,431,552

See Notes to Financial Statements.

24

Description	Shares	Value
MATERIALS (Continued)

Metals & Mining (cont’d.)
Southern Copper Corp. (Peru)	8,700	$373,665
Steel Dynamics, Inc.	10,100	375,821

		2,525,054

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.*	9,900	269,082

REAL ESTATE 2.7%

Equity Real Estate Investment Trusts (REITs) 2.1%
Hospitality Properties Trust	4,300	122,894
DDR Corp.	17,800	136,526
Xenia Hotels & Resorts, Inc.	59,300	1,290,368
GEO Group, Inc. (The)	17,250	447,637
Prologis, Inc.	23,300	1,504,714
American Tower Corp.	14,000	2,011,380
CoreCivic, Inc.	1,600	39,456

		5,552,975

Real Estate Management & Development 0.6%
CBRE Group, Inc., (Class A Stock)*	37,100	1,458,772

TELECOMMUNICATIONS SERVICES 1.6%

Diversified Telecommunication Services 1.6%
AT&T, Inc.	64,654	2,175,607
Verizon Communications, Inc.	40,000	1,914,800

		4,090,407

Wireless Telecommunication Services 0.0%
Telephone & Data Systems, Inc.	3,000	87,450

UTILITIES 3.0%

Electric Utilities 1.2%
Exelon Corp.	42,400	1,704,904
PPL Corp.	41,400	1,554,984

		3,259,888

Gas Utilities 0.3%
Atmos Energy Corp.	2,000	174,480
UGI Corp.	11,600	555,176

		729,656

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
UTILITIES (Continued)

Independent Power & Renewable Electricity Producers 0.8%
AES Corp.	113,400	$1,205,442
NRG Energy, Inc.	30,100	752,500

		1,957,942

Multi-Utilities 0.7%
CenterPoint Energy, Inc.	10,400	307,632
MDU Resources Group, Inc.	12,300	336,405
NiSource, Inc.	6,800	179,316
SCANA Corp.	25,900	1,117,326

		1,940,679

TOTAL LONG-TERM INVESTMENTS (cost $182,395,055)		254,854,732

SHORT-TERM INVESTMENTS 2.3%

AFFILIATED MUTUAL FUNDS 2.2%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	5,787,229	5,787,229
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $170)(w)	170	170

TOTAL AFFILIATED MUTUAL FUNDS (cost $5,787,399)		5,787,399

	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.1%
U.S. Treasury Bill, 1.041%, 12/21/17 (cost $299,575)	300	299,598

TOTAL SHORT-TERM INVESTMENTS (cost $6,086,974)		6,086,997

TOTAL INVESTMENTS 99.8% (cost $188,482,029)		260,941,729
Other assets in excess of liabilities(z) 0.2%		580,471

NET ASSETS 100.0%		$261,522,200

See Notes to Financial Statements.

26

The following abbreviation is used in the annual report:

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchanged-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at October 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
47	S&P 500 E-Mini Index	Dec. 2017	$5,954,037	$6,045,845	$91,808

A security with a market value of $299,598 has been segregated with Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2017.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Consumer Discretionary	$30,816,312	$—	$—
Consumer Staples	18,596,020	—	—
Energy	15,496,570	—	—

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	27

Schedule of Investments (continued)

as of October 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Financials	$35,721,299	$—	$—
Health Care	37,714,692	—	—
Industrials	23,662,013	—	—
Information Technology	64,276,246	—	—
Materials	9,493,811	—	—
Real Estate	7,011,747	—	—
Telecommunications Services	4,177,857	—	—
Utilities	7,888,165	—	—
Affiliated Mutual Funds	5,787,399	—	—
U.S. Treasury Obligation	—	299,598	—
Other Financial Instruments*
Futures Contracts	91,808	—	—

Total	$260,733,939	$299,598	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Information Technology	24.6%
Health Care	14.4
Financials	13.7
Consumer Discretionary	11.8
Industrials	9.1
Consumer Staples	7.1
Energy	5.9
Materials	3.6
Utilities	3.0
Real Estate	2.7%
Affiliated Mutual Funds	2.2
Telecommunications Services	1.6
U.S. Treasury Obligation	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. The effect of

See Notes to Financial Statements.

28

such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker— variation margin futures	$91,808	*	—	$—

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October, 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$452,278

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$111,040

For the year ended October 31, 2017, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$5,019,138

(1)	Value at Trade Date.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	29

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $182,694,630)	$255,154,330
Affiliated investments (cost $5,787,399)	5,787,399
Receivable for Fund shares sold	1,168,281
Dividends receivable	220,374
Due from broker—variation margin futures	8,769
Tax reclaim receivable	525
Prepaid expenses	1,876

Total Assets	262,341,554

Liabilities
Payable for Fund shares reacquired	653,238
Distribution fee payable	52,517
Accrued expenses and other liabilities	50,826
Management fee payable	42,203
Affiliated transfer agent fee payable	20,570

Total Liabilities	819,354

Net Assets	$261,522,200

Net assets were comprised of:
Shares of beneficial interest, at par	$14,258
Paid-in capital in excess of par	152,475,798

152,490,056
Undistributed net investment income	2,178,899
Accumulated net realized gain on investment transactions	34,301,737
Net unrealized appreciation on investments	72,551,508

Net assets, October 31, 2017	$261,522,200

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share ($113,342,944 ÷ 6,171,272 shares of beneficial interest issued and outstanding)	$18.37
Maximum sales charge (5.50% of offering price)	1.07

Maximum offering price to public	$19.44

Class B
Net asset value, offering price and redemption price per share
($2,291,232 ÷ 135,842 shares of beneficial interest issued and outstanding)	$16.87

Class C
Net asset value, offering price and redemption price per share
($31,517,830 ÷ 1,866,406 shares of beneficial interest issued and outstanding)	$16.89

Class Q
Net asset value, offering price and redemption price per share
($58,304,428 ÷ 3,099,079 shares of beneficial interest issued and outstanding)	$18.81

Class Z
Net asset value, offering price and redemption price per share
($56,065,766 ÷ 2,984,909 shares of beneficial interest issued and outstanding)	$18.78

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	31

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$4,293,898
Affiliated dividend income	35,315
Interest income	2,209
Income from securities lending, net (including affiliated income of $286)	898

Total income	4,332,320

Expenses
Management fee	860,823
Distribution fee—Class A	305,550
Distribution fee—Class B	23,109
Distribution fee—Class C	346,953
Transfer agent’s fees and expenses (including affiliated expense of $105,500)	254,000
Registration fees	84,000
Custodian and accounting fees	65,000
Shareholders’ reports	42,000
Audit fee	29,000
Legal fees and expenses	26,000
Trustees’ fees	13,000
Miscellaneous	15,038

Total expenses	2,064,473
Less: Management fee waiver and/or expense reimbursement	(245,019)
Distribution fee waiver-Class A	(50,926)

Net expenses	1,768,528

Net investment income (loss)	2,563,792

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(120))	33,958,049
Futures transactions	452,278

34,410,327

Net change in unrealized appreciation (depreciation) on:
Investments	12,773,717
Futures	111,040

12,884,757

Net gain (loss) on investment transactions	47,295,084

Net Increase (Decrease) In Net Assets Resulting From Operations	$49,858,876

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,563,792	$1,769,071
Net realized gain (loss) on investment transactions	34,410,327	8,868,421
Net change in unrealized appreciation (depreciation) on investments	12,884,757	(4,644,002)

Net increase (decrease) in net assets resulting from operations	49,858,876	5,993,490

Dividends and Distributions
Dividends from net investment income
Class A	(856,818)	(774,919)
Class B	(6,885)	(5,279)
Class C	(126,338)	(81,031)
Class Z	(837,894)	(852,298)

	(1,827,935)	(1,713,527)

Distributions from net realized gains
Class A	(3,797,694)	(4,028,233)
Class B	(96,656)	(123,545)
Class C	(1,773,534)	(1,896,176)
Class Z	(2,963,939)	(3,445,643)

	(8,631,823)	(9,493,597)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	59,068,734	26,627,981
Net asset value of shares issued in reinvestment of dividends and distributions	10,162,081	10,951,763
Cost of shares reacquired	(49,132,723)	(40,951,564)

Net increase (decrease) in net assets from Fund share transactions	20,098,092	(3,371,820)

Total increase (decrease)	59,497,210	(8,585,454)

Net Assets:
Beginning of year	202,024,990	210,610,444

End of year(a)	$261,522,200	$202,024,990

(a) Includes undistributed net investment income of:	$2,178,899	$1,421,946

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	33

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: Prudential Absolute Return Bond Fund and Prudential QMA Large-Cap Core Equity Fund which are diversified funds and Prudential International Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund which are non-diversified funds. These financial statements relate to the Prudential QMA Large-Cap Core Equity Fund (the “Fund”).

The investment objective of the Fund is to seek long-term growth of capital.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the

34

last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or

Prudential QMA Large-Cap Core Equity Fund	35

Notes to Financial Statements (continued)

contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all

36

the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Prudential QMA Large-Cap Core Equity Fund	37

Notes to Financial Statements (continued)

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Quantitative Management Associates, LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective December 9, 2016, the management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .35% of the Fund’s average daily net assets up to and including $5 billion and .34% of the Fund’s average daily net assets in excess of $5 billion. Prior to December 9, 2016, the management fee paid to PGIM investments was accrued daily and payable monthly at an annual rate of .65% of the Fund’s average daily net assets up to and including $500 million and .60% of the Fund’s average daily net assets in excess of $500 million. The effective management fee rate, before any waivers and/or expense reimbursement, was .38% for the year ended October 31, 2017. The effective management fee rate, net of waivers and/or expense reimbursement, was .27%.

Effective December 9, 2016, PGIM Investments has contractually agreed through February 28, 2019 to limit the net annual operating expenses (exclusive of distribution and service(12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of

38

each class of shares of the Fund to .35% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C shares, Class Q and Class Z of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, Class B and C shares, respectively. PIMS has contractually agreed through February 28, 2019 to limit such fees to .25% of the averse daily net assets of the Class A shares.

PIMS has advised the Fund that it received $77,793 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $32, $1,415 and $2,802 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers.

Prudential QMA Large-Cap Core Equity Fund	39

Notes to Financial Statements (continued)

Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $153 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017, were $209,704,269 and $200,138,097, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended October 31, 2017, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $21,096 due to certain book to tax differences. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

The tax character of dividends paid by the Fund were $1,827,935 of ordinary income and $8,631,823 of long-term capital gains for the year ended October 31, 2017 and $1,713,527 of ordinary income and $9,493,597 of long-term capital gains for the year ended October 31, 2016.

As of October 31, 2017, the accumulated undistributed earnings on a tax basis were $3,714,081 of ordinary income and $32,958,690 of long-term capital gains. This differs

40

from the amount on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$188,674,165	$75,701,127	$(3,341,755)	$72,359,372

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class B, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q shares and Class Z Shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Q and Class Z.

As of October 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 2,982,133 shares of Class Q. At reporting period end, four shareholders of record held 48% of the Fund’s outstanding shares, of which 6% were held by the affiliates of Prudential.

Prudential QMA Large-Cap Core Equity Fund	41

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	998,488	$16,661,824
Shares issued in reinvestment of dividends and distributions	283,780	4,492,233
Shares reacquired	(814,914)	(13,634,813)

Net increase (decrease) in shares outstanding before conversion	467,354	7,519,244
Shares issued upon conversion from other share class(es)	71,380	1,202,394
Shares reacquired upon conversion into other share class(es)	(122,876)	(2,056,576)

Net increase (decrease) in shares outstanding	415,858	$6,665,062

Year ended October 31, 2016:
Shares sold	452,917	$6,798,596
Shares issued in reinvestment of dividends and distributions	320,176	4,668,169
Shares reacquired	(627,853)	(9,479,684)

Net increase (decrease) in shares outstanding before conversion	145,240	1,987,081
Shares issued upon conversion from other share class(es)	33,899	516,900
Shares reacquired upon conversion into other share class(es)	(10,357)	(161,318)

Net increase (decrease) in shares outstanding	168,782	$2,342,663

Class B
Year ended October 31, 2017:
Shares sold	32,575	$484,522
Shares issued in reinvestment of dividends and distributions	6,633	97,048
Shares reacquired	(21,465)	(328,742)

Net increase (decrease) in shares outstanding before conversion	17,743	252,828
Shares reacquired upon conversion into other share class(es)	(31,013)	(480,554)

Net increase (decrease) in shares outstanding	(13,270)	$(227,726)

Year ended October 31, 2016:
Shares sold	19,444	$275,278
Shares issued in reinvestment of dividends and distributions	8,828	119,535
Shares reacquired	(26,494)	(365,317)

Net increase (decrease) in shares outstanding before conversion	1,778	29,496
Shares reacquired upon conversion into other share class(es)	(34,070)	(480,472)

Net increase (decrease) in shares outstanding	(32,292)	$(450,976)

42

Class C	Shares	Amount
Year ended October 31, 2017:
Shares sold	176,345	$2,686,035
Shares issued in reinvestment of dividends and distributions	124,849	1,829,037
Shares reacquired	(876,008)	(13,327,502)

Net increase (decrease) in shares outstanding before conversion	(574,814)	(8,812,430)
Shares reacquired upon conversion into other share class(es)	(298,698)	(4,536,579)

Net increase (decrease) in shares outstanding	(873,512)	$(13,349,009)

Year ended October 31, 2016:
Shares sold	247,662	$3,502,745
Shares issued in reinvestment of dividends and distributions	141,301	1,916,041
Shares reacquired	(260,669)	(3,626,640)

Net increase (decrease) in shares outstanding before conversion	128,294	1,792,146
Shares reacquired upon conversion into other share class(es)	(23,953)	(341,855)

Net increase (decrease) in shares outstanding	104,341	$1,450,291

Class Q
Period ended October 31, 2017*:
Shares sold	1,679,002	$29,529,005
Shares reacquired	(458,288)	(8,134,949)

Net increase (decrease) in shares outstanding before conversion	1,220,714	21,394,056
Shares issued upon conversion from other share class(es)	1,878,365	30,168,028

Net increase (decrease) in shares outstanding	3,099,079	$51,562,084

Class Z
Year ended October 31, 2017:
Shares sold	578,951	$9,707,348
Shares issued in reinvestment of dividends and distributions	231,812	3,743,763
Shares reacquired	(813,565)	(13,706,717)

Net increase (decrease) in shares outstanding before conversion	(2,802)	(255,606)
Shares issued upon conversion from other share class(es)	350,173	5,899,969
Shares reacquired upon conversion into other share class(es)	(1,880,034)	(30,196,682)

Net increase (decrease) in shares outstanding	(1,532,663)	$(24,552,319)

Year ended October 31, 2016:
Shares sold	1,054,880	$16,051,362
Shares issued in reinvestment of dividends and distributions	285,869	4,248,018
Shares reacquired	(1,783,223)	(27,479,923)

Net increase (decrease) in shares outstanding before conversion	(442,474)	(7,180,543)
Shares issued upon conversion from other shares class(es)	30,619	482,907
Shares reacquired upon conversion into other share class(es)	(1,046)	(16,162)

Net increase (decrease) in shares outstanding	(412,901)	$(6,713,798)

*	Commencement of operations was December 28, 2016.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the

Prudential QMA Large-Cap Core Equity Fund	43

Notes to Financial Statements (continued)

period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

8. Dividends and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends and capital gain distributions on December 11, 2017 to shareholders of record on December 12, 2017. The ex-date was December 13, 2017. The per share amounts declared were as follows:

	Ordinary Income	Short-Term Capital Gains	Long-Term Capital Gains
Class A	$0.17860	$0.11200	$2.31750
Class B	$0.05922	$0.11200	$2.31750
Class C	$0.06541	$0.11200	$2.31750
Class Q	$0.24495	$0.11200	$2.31750
Class Z	$0.22246	$0.11200	$2.31750

9. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

44

Financial Highlights

Class A Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.49	$15.92	$16.55	$15.23	$12.70
Income (loss) from investment operations:
Net investment income (loss)	.19	.14	.14	.11	.14
Net realized and unrealized gain (loss) on investment transactions	3.51	.29	.55	2.46	3.01
Total from investment operations	3.70	.43	.69	2.57	3.15
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.14)	(.11)	(.13)	(.13)
Distributions from net realized gains	(.67)	(.72)	(1.21)	(1.12)	(.49)
Total dividends and distributions	(.82)	(.86)	(1.32)	(1.25)	(.62)
Net asset value, end of year	$18.37	$15.49	$15.92	$16.55	$15.23
Total Return(b):	24.73%	3.02%	4.20%	18.09%	26.00%

Ratios/Supplemental Data:
Net assets, end of year (000)	$113,343	$89,169	$88,920	$88,561	$81,558
Average net assets (000)	$101,852	$88,443	$90,171	$86,047	$76,459
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.77%	1.17%	1.14%	1.16%	1.20%
Expenses before waivers and/or expense reimbursement	.93%	1.22%	1.19%	1.21%	1.30%
Net investment income (loss)	1.13%	.91%	.89%	.74%	.99%
Portfolio turnover rate	89%	89%	112%	91%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	45

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.30	$14.75	$15.43	$14.29	$11.96
Income (loss) from investment operations:
Net investment income (loss)	.06	.03	.02	- (d)	.03
Net realized and unrealized gain (loss) on investment transactions	3.23	.27	.51	2.29	2.84
Total from investment operations	3.29	.30	.53	2.29	2.87
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.03)	- (d)	(.03)	(.05)
Distributions from net realized gains	(.67)	(.72)	(1.21)	(1.12)	(.49)
Total dividends and distributions	(.72)	(.75)	(1.21)	(1.15)	(.54)
Net asset value, end of year	$16.87	$14.30	$14.75	$15.43	$14.29
Total Return(b):	23.75%	2.31%	3.42%	17.16%	25.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,291	$2,132	$2,676	$3,052	$3,275
Average net assets (000)	$2,311	$2,348	$3,018	$3,150	$3,085
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.52%	1.92%	1.89%	1.91%	1.95%
Expenses before waivers and/or expense reimbursement	1.63%	1.92%	1.89%	1.91%	2.00%
Net investment income (loss)	.40%	.19%	.15%	- (e)	.25%
Portfolio turnover rate	89%	89%	112%	91%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.
(e)	Less than .005%.

See Notes to Financial Statements.

46

Class C Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.31	$14.77	$15.45	$14.30	$11.97
Income (loss) from investment operations:
Net investment income (loss)	.06	.02	.02	- (d)	.03
Net realized and unrealized gain (loss) on investment transactions	3.24	.27	.51	2.30	2.84
Total from investment operations	3.30	.29	.53	2.30	2.87
Less Dividends and Distributions:
Dividends from net investment income	(.05)	(.03)	- (d)	(.03)	(.05)
Distributions from net realized gains	(.67)	(.72)	(1.21)	(1.12)	(.49)
Total dividends and distributions	(.72)	(.75)	(1.21)	(1.15)	(.54)
Net asset value, end of year	$16.89	$14.31	$14.77	$15.45	$14.30
Total Return(b):	23.80%	2.24%	3.42%	17.21%	24.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31,518	$39,218	$38,919	$37,681	$32,128
Average net assets (000)	$34,697	$38,344	$38,738	$35,817	$23,702
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.53%	1.92%	1.89%	1.91%	1.95%
Expenses before waivers and/or expense reimbursement	1.64%	1.92%	1.89%	1.91%	2.00%
Net investment income (loss)	.40%	.16%	.14%	(.01)%	.20%
Portfolio turnover rate	89%	89%	112%	91%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.
(d)	Less than $.005 per share.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	47

Financial Highlights (continued)

Class Q Shares
	December 28, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.06
Income (loss) from investment operations:
Net investment income (loss)	.21
Net realized and unrealized gain (loss) on investment transactions	2.54
Total from investment operations	2.75
Net asset value, end of period	$18.81
Total Return(c):	17.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$58,304
Average net assets (000)	$40,448
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.35%	(e)
Expenses before waivers and/or expense reimbursement	.47%	(e)
Net investment income (loss)	1.44%	(e)
Portfolio turnover rate	89%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include the expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.83	$16.24	$16.86	$15.49	$12.91
Income (loss) from investment operations:
Net investment income (loss)	.24	.18	.18	.16	.17
Net realized and unrealized gain (loss) on investment transactions	3.57	.31	.55	2.49	3.06
Total from investment operations	3.81	.49	.73	2.65	3.23
Less Dividends and Distributions:
Dividends from net investment income	(.19)	(.18)	(.14)	(.16)	(.16)
Distributions from net realized gains	(.67)	(.72)	(1.21)	(1.12)	(.49)
Total dividends and distributions	(.86)	(.90)	(1.35)	(1.28)	(.65)
Net asset value, end of year	$18.78	$15.83	$16.24	$16.86	$15.49
Total Return(b):	24.93%	3.35%	4.41%	18.39%	26.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,066	$71,506	$80,096	$42,134	$34,851
Average net assets (000)	$54,787	$75,803	$57,677	$38,052	$37,799
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.54%	.92%	.89%	.91%	.95%
Expenses before waivers and/or expense reimbursement	.64%	.92%	.89%	.91%	1.00%
Net investment income (loss)	1.42%	1.18%	1.12%	.99%	1.25%
Portfolio turnover rate	89%	89%	112%	91%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include the expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Large-Cap Core Equity Fund	49

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Large-Cap Core Equity Fund (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

50

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2017, the Fund reports the maximum amount allowed per share but not less than $0.67 for Class A, B, C and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential QMA Large-Cap Core Equity Fund	100%	99.35%

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2017.

Prudential QMA Large-Cap Core Equity Fund	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Large-Cap Core Equity Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011- present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential QMA Large-Cap Core Equity Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential QMA Large-Cap Core Equity Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Large-Cap Core Equity Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	Prudential QMA Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.
[2]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments, evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund did not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Large-Cap Core Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of

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any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	2nd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Large-Cap Core Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Large-Cap Core Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	Q	Z
NASDAQ	PTMAX	PTMBX	PTMCX	PTMQX	PTEZX
CUSIP	74441J100	74441J209	74441J308	74441J688	74441J407

MF187E

     PRUDENTIAL REAL ESTATE INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek income and capital appreciation

Highlights

•

The Asia Pacific region posted the strongest relative performance in the Fund for the reporting period, as both Singapore and Japan performed favorably. North America also contributed to performance, due to sound results in the US health care and hotel sectors. The office and specialty sectors also positively impacted performance.

•

On a regional basis, Europe detracted from performance. Germany and the United Kingdom saw the greatest underperformance due to asset allocation, however, most countries lagged. In the US the shopping center and industrial and data center sectors negatively impacted performance, as did Hong Kong in the Asia Pacific region.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment advisor. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Real Estate Income Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Real Estate Income Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Real Estate Income Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Estate Income Fund

December 15, 2017

Prudential Real Estate Income Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	–1.15	1.22 (6/3/15)
Class C	2.83	2.87 (6/3/15)
Class Q	N/A	7.43* (12/28/16)
Class Z	4.85	3.87 (6/3/15)
Custom Blend Index	3.42	—
Lipper Global Real Estate Funds Average	7.24	—

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	4.60	3.62 (6/3/15)
Class C	3.83	2.87 (6/3/15)
Class Q	N/A	7.43* (12/28/16)
Class Z	4.85	3.87 (6/3/15)
Custom Blend Index	3.42	—
Lipper Global Real Estate Funds Average	7.24	—

*Not annualized

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Estate Income Fund (Class Z shares) with a similar investment in the Custom Blend Index by portraying the initial account values at the commencement of operations for Class Z shares (June 3, 2015) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Prudential Real Estate Income Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Q	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

Benchmark Definitions

Custom Blend Index—The Custom Blend Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%), which is an unmanaged index and reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world; and the BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%), which is an unmanaged index that is a subset of the BofA Merrill Lynch Fixed Rate Preferred Securities Index including all REIT-issued preferred securities. The average annual total return for the Custom Blend Index measured from the month-end closest to the inception date of the Fund’s Class A, Class, C, and Class Z shares through 10/31/17 is 3.14%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Global Real Estate Funds Average—The Lipper Global Real Estate Funds Average includes funds that invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class A, Class, C, and Class Z shares through 10/31/17 is 3.34%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Presentation of Fund Holdings

Five Largest Holdings expressed as a percentage of net assets as of 10/31/17 (%)
Community Healthcare Trust, Inc., Health Care REITs	6.3
Park Hotels & Resorts, Inc., Hotel & Resort REITs	5.1
MedEquities Realty Trust, Inc., Health Care REITs	5.0
EPR Properties, Specialized REITs	4.8
Medical Properties Trust, Inc., Health Care REITs	4.8

Holdings reflect only long-term investments and are subject to change.

Five Largest Real Estate Industries expressed as a percentage of net assets as of 10/31/17 (%)
Health Care	30.7
Retail	20.7
Industrial	14.6
Hotel & Resort	13.0
Diversified	8.4

Industry weightings reflect only long-term investments and are subject to change.

Prudential Real Estate Income Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Real Estate Income Fund’s Class Z shares gained 4.85%, for the 12-month reporting period ended October 31, 2017. The Fund outperformed the 3.42% return of the Custom Blend Index (the Index) and underperformed the 7.24% return of the Lipper Global Real Estate Funds Average.

What were conditions like in the global real estate securities market?

•

In the US, real estate investment trust (REIT) returns were primarily driven by shifting views on interest rates, tax legislation, concerns over where we are in the real estate cycle, as well as continued strong real estate fundamentals. Investors rewarded property types that demonstrated the best cash flow growth with premium multiples for the top- performing industrial and data center sectors.

•

The level of jobs growth continued to create ample real estate demand to absorb vacancies and create pricing power in most property types and markets. However, the growth in jobs was not so much that it created material supply additions, with the exception of apartments, self-storage, and select industrial and hotel markets. New supply, remains well below historical averages and near historical lows at 1% of existing supply. M&A (merger and acquisition) activity accelerated during the year as a low cost of capital combined with REITs trading at discounts to net asset value provided a good environment for deals. From a relative valuation perspective, certain core real estate property types are trading at wide discounts relative to their historical levels.

•

Europe has been the global region with the strongest performance over the last 12 months. While political risk troubled investors at the beginning of 2017 with numerous upcoming elections across Europe, the Index began a strong recovery beginning in late April following positive results in the Dutch and French elections.

•

The very low interest rate environment has persisted in the eurozone for longer than investors had originally anticipated, creating downward pressure on capitalization rates (the rate of return on a real estate investment property based on the expected income that the property will generate) across the region, especially for core properties in the more liquid markets.

•

Foreign investor demand was strong and rental growth momentum was robust in the major continental markets. The UK also kept pace with the wider European market. Stock prices and the currency bounced from their post-Brexit lows in the third quarter of 2016, as the real estate market did not experience the sudden contraction that had been feared. However, the UK began underperforming the rest of Europe following the June 2017 election that weakened the current government as uncertainty over the shape and implications of Brexit grew.

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•

Asia Pacific developers had their best showing in years, led by Singapore and Hong Kong developers. Positive growth expectations, lower interest rates, and reduced housing policy risk were factors contributing to their re-rating. The Hong Kong developers also had the added advantage of firm mainland Chinese investment demand, value-accretive asset disposals, farmland conversions, and more shareholders’ friendly policies.

•

Japanese developers did well on better than expected condominium sales and solid office demand. The electoral victory by Shinzo Abe’s Liberal Democratic Party (LDP) reinforced reflation (an uptick in market prices) expectations and accommodative monetary policy – a positive for real estate developers.

•

Asia Pacific REITs showed mixed performance in the past 12 months, with Singapore REITs leading the pack, followed by the Australian REITs. In Singapore, office REITs benefited from a recovery given limited Grade A completions in the next two years. In Australia, demand for the highest-quality or Grade-A offices remained robust whereas retail faced ongoing challenges, with competition from Amazon and a cyclical consumption slowdown. Given the sharp escalation in physical asset pricing, While Japanese developers did well, Japanese REITs corrected the most as a result of diminished acquisition growth expectations.

What worked and didn’t work?

•

The Asia Pacific region posted the strongest relative performance in the Fund for the reporting period, as both Singapore and Japan performed favorably. North America also contributed to performance, due to sound results in the US health care and hotel sectors. The office and specialty sectors also positively impacted performance for the period.

•

On a regional basis, Europe detracted from performance. Germany and the United Kingdom saw the greatest underperformance due to asset allocation; however, most countries lagged. In the US the shopping center, industrial and data center sectors negatively impacted performance, as did Hong Kong in the Asia Pacific region.

Current outlook

•

In the US, REITs should experience continued improvement in operating fundamentals and are expected to deliver a high dividend and 5%-7% cash flow growth in the next 12 months. US REITs offer a valuable combination of income and growth in a volatile market. The market continues to revise its expectations around the timing and magnitude of interest-rate policy changes. Merger and acquisition activity has picked up and is expected to continue for the remainder of 2017, particularly if small capitalization REITs continue to trade at discounts to private real estate value.

•	Eurozone economic indicators continue to improve slowly and the monetary policy backdrop remains loose. While the European Central Bank (ECB) has announced plans

Prudential Real Estate Income Fund	13

Strategy and Performance Overview (continued)

to gradually scale back quantitative easing, the overall economic and real estate environment in Europe is modestly positive. The exception to this benign environment appears to be the UK, where the process of the UK’s exit from the EU only began at the end of March 2017. Real estate fundamentals look solid across continental Europe. New supply is generally under control and there is evidence of at least modest rental growth in most markets. The backdrop of monetary policy is expected to remain supportive for some time.

•

The Asia Pacific region should continue to see value, notwithstanding rising interest rates that could pose a challenge to REITs. The themes we see that could be favorable in the coming months are: strategic review/asset disposal on the back of strong capital appreciation, especially in Hong Kong office and retail stocks, flight-to-quality, particularly among Singapore office securities, and lastly, conducive monetary policy among the Japan developers. A weaker US dollar/stronger yen could derail economic momentum in Japan and impact underlying demand for condos and office space. On the other hand, lowered expectations of Fed hikes and an easing in monetary conditions would be viewed positively for Hong Kong developers.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
Community Healthcare Trust, Inc.	2.46	Prologis Property Mexico, S.A. de C.V	–0.31
DiamondRock Hospitality Company	0.89	CBL & Associates Properties, Inc.	–0.39
MGM Growth Properties LLC Class A	0.88	Washington Prime Group Inc.	–0.59
Park Hotels & Resorts, Inc.	0.80	Spirit Realty Capital, Inc.	–1.68
Cache Logistics Trust	0.75	DDR Corp.	–1.85

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Comments on Largest Holdings

6.3%	Community Healthcare Trust Inc., Health Care REITs

Community Healthcare Trust is a fully integrated health care real estate company which acquires and owns properties that are leased to hospitals, doctors, health care systems or other health care service providers in non-urban markets.

5.1%	Park Hotels & Resorts, Inc., Hotel & Resort REITs

Park Hotels & Resorts owns and operates hotels. It offers services and amenities such as accommodations, dining, meeting and wedding rooms, spas, and fitness centers. Park Hotels & Resorts serves customers worldwide.

5.0%	MedEquities Realty Trust, Inc., Health Care REITs

MedEquities Realty Trust focuses on investment in a diversified mix of health care properties and health care related real estate debt investments. MedEquities Realty Trust owns, develops, operates, leases, and disposes of health care properties and portfolios.

4.8%	EPR Properties, Specialized REITs

EPR Properties is a real estate investment trust. It acquires and develops properties leased to entertainment and entertainment-related business operators, generally under long-term triple net leases. It plans to focus primarily on megaplex theaters and entertainment-themed retail centers.

4.8%	Medical Properties Trust, Inc., Health Care REITs

Medical Properties Trust was formed to acquire and develop net-leased health-care facilities. These facilities include inpatient rehabilitation hospitals, long-term acute care hospitals, regional acute care hospitals, ambulatory surgery centers, and other single-discipline health-care facilities such as heart hospitals.

Prudential Real Estate Income Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Estate Income Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,020.80	1.35%	$6.88
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
Class C	Actual	$1,000.00	$1,016.80	2.10%	$10.68
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66
Class Q	Actual	$1,000.00	$1,021.00	1.10%	$5.60
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
Class Z	Actual	$1,000.00	$1,021.00	1.10%	$5.60
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Real Estate Income Fund	17

Schedule of Investments

as of October 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 79.1%

Diversified REITs 6.8%
AEW UK REIT PLC (United Kingdom)	150,000	$202,188
Gramercy Property Trust	7,805	231,808
Lexington Realty Trust	25,450	257,554
Suntec Real Estate Investment Trust (Singapore)	82,549	118,176

		809,726

Health Care REITs 30.7%
Community Healthcare Trust, Inc.	27,360	750,485
MedEquities Realty Trust, Inc.	51,213	595,095
Medical Properties Trust, Inc.	42,984	568,678
Omega Healthcare Investors, Inc.	11,465	330,880
Physicians Realty Trust	23,947	416,199
Sabra Health Care REIT, Inc.	14,600	290,832
Senior Housing Properties Trust	15,254	280,674
Welltower, Inc.	6,246	418,232

		3,651,075

Hotel & Resort REITs 9.5%
Invincible Investment Corp. (Japan)	288	116,727
MGM Growth Properties LLC, (Class A Stock)	13,552	399,919
Park Hotels & Resorts, Inc.	21,283	612,738

		1,129,384

Industrial REITs 10.6%
Ascendas Real Estate Investment Trust (Singapore)	71,465	143,691
Cache Logistics Trust (Singapore)	914,067	549,731
Frasers Logistics & Industrial Trust (Singapore)	173,418	141,849
Prologis Property Mexico SA de CV (Mexico)	98,151	191,216
STAG Industrial, Inc.	8,524	232,705

		1,259,192

Residential REITs 1.0%
Empiric Student Property PLC (United Kingdom)	90,623	117,097

Retail REITs 14.8%
Eurocommercial Properties NV (Netherlands)	5,627	234,302
NewRiver REIT PLC (United Kingdom)	26,442	117,656
Retail Properties of America, Inc., (Class A Stock)	33,090	404,360
Slate Retail REIT (Canada)	13,014	133,156
Starhill Global REIT (Singapore)	250,105	141,318
Taubman Centers, Inc.	4,790	226,184

See Notes to Financial Statements.

Prudential Real Estate Income Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Retail REITs (cont’d.)
Vicinity Centres (Australia)	1	$2
Washington Prime Group, Inc.	40,631	318,141
Wereldhave NV (Netherlands)	4,075	185,250

		1,760,369

Specialized REITs 5.7%
EPR Properties	8,226	569,075
Life Storage, Inc.	1,433	115,815

		684,890

TOTAL COMMON STOCKS (cost $9,149,307)		9,411,733

PREFERRED STOCKS 20.4%

Diversified REITs 1.6%
Investors Real Estate Trust*	7,250	183,063

Hotel & Resort REITs 3.5%
Pebblebrook Hotel Trust	4,648	120,313
Sunstone Hotel Investors, Inc.	11,200	297,360

		417,673

Industrial REITs 4.0%
Monmouth Real Estate Investment Corp.	7,100	178,849
Rexford Industrial Realty, Inc.	4,600	116,380
STAG Industrial, Inc.	6,901	185,292

		480,521

Residential REITs 5.4%
American Homes 4 Rent	13,650	354,900
UMH Properties, Inc.(a)	10,410	290,959

		645,859

Retail REITs 5.9%
Cedar Realty Trust, Inc.*	8,250	208,106
Pennsylvania Real Estate Investment Trust	9,400	247,220
Urstadt Biddle Properties, Inc.	9,231	245,453

		700,779

TOTAL PREFERRED STOCKS (cost $2,325,034)		2,427,895

TOTAL LONG-TERM INVESTMENTS (cost $11,474,341)		11,839,628

See Notes to Financial Statements.

20

Description	Shares	Value
SHORT-TERM INVESTMENTS 0.4%

AFFILIATED MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(w)	6,055	$6,055
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $39,585; includes $39,550 of cash collateral for securities on loan)(b)(w)	39,581	39,585

TOTAL SHORT-TERM INVESTMENTS (cost $45,640)		45,640

TOTAL INVESTMENTS 99.9% (cost $11,519,981)		11,885,268
Other assets in excess of liabilities 0.1%		13,170

NET ASSETS 100.0%		$11,898,438

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $38,942; cash collateral of $39,550 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and Prudential Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	21

Schedule of Investments (continued)

as of October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified REITs	$489,362	$320,364	$—
Health Care REITs	3,651,075	—	—
Hotel & Resort REITs	1,012,657	116,727	—
Industrial REITs	423,921	835,271	—
Residential REITs	—	117,097	—
Retail REITs	1,081,841	678,528	—
Specialized REITs	684,890	—	—
Preferred Stocks
Diversified REITs	183,063	—	—
Hotel & Resort REITs	417,673	—	—
Industrial REITs	480,521	—	—
Residential REITs	645,859	—	—
Retail REITs	700,779	—	—
Affiliated Mutual Funds	45,640	—	—

Total	$9,817,281	$2,067,987	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Preferred Stocks	$193,130	L2 to L1	Model Price to Official Close

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Health Care REITs	30.7%
Retail REITs	20.7
Industrial REITs	14.6
Hotel & Resort REITs	13.0
Diversified REITs	8.4
Residential REITs	6.4
Specialized REITs	5.7
Affiliated Mutual Funds (including 0.3% of collateral for securities on loan)	0.4%

99.9
Other assets in excess of liabilities	0.1

100.0%

See Notes to Financial Statements.

22

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instruments/transactions assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$38,942	$(38,942)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	23

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value, including securities on loan of $38,942:
Unaffiliated investments (cost $11,474,341)	$11,839,628
Affiliated investments (cost $45,640)	45,640
Receivable for investments sold	114,432
Dividends and interest receivable	29,157
Due from Manager	15,252
Tax reclaim receivable	2,293
Prepaid expenses	835

Total assets	12,047,237

Liabilities
Loan payable	45,000
Payable for investments purchased	43,659
Payable to broker for collateral for securities on loan	39,550
Accrued expenses and other liabilities	16,555
Payable for Fund shares reacquired	3,358
Distribution fee payable	453
Affiliated transfer agent fee payable	176
Loan interest payable	48

Total liabilities	148,799

Net Assets	$11,898,438

Net assets were comprised of:
Shares of beneficial interest, at par	$1,237
Paid-in capital in excess of par	12,004,448

12,005,685
Undistributed net investment income	26,927
Accumulated net realized loss on investment and foreign currency transactions	(499,203)
Net unrealized appreciation on investments and foreign currencies	365,029

Net assets, October 31, 2017	$11,898,438

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($914,119 ÷ 95,032 shares of beneficial interest issued and outstanding)	$9.62
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.18

Class C
Net asset value, offering price and redemption price per share, ($293,053 ÷ 30,466 shares of beneficial interest issued and outstanding)	$9.62

Class Q
Net asset value, offering price and redemption price per share, ($10,746 ÷ 1,117 shares of beneficial interest issued and outstanding)	$9.62

Class Z
Net asset value, offering price and redemption price per share, ($10,680,520 ÷ 1,109,968 shares of beneficial interest issued and outstanding)	$9.62

See Notes to Financial Statements.

Prudential Real Estate Income Fund	25

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $13,460)	$526,862
Affiliated dividend income	1,458
Income from securities lending, net (including affiliated income of $109)	1,272

Total income	529,592

Expenses
Management fee	80,185
Distribution fee—Class A	2,231
Distribution fee—Class C	3,095
Custodian and accounting fees	54,000
Registration fees	49,000
Audit fee	32,000
Legal fees and expenses	24,000
Shareholders’ reports	23,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $1,100)	8,000
Miscellaneous	16,520

Total expenses	302,031
Less: Management fee waiver and/or expense reimbursement	(186,402)
Distribution fee waiver—Class A	(372)

Net expenses	115,257

Net investment income (loss)	414,335

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $19)	(234,545)
Foreign currency transactions	(506)

(235,051)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(32))	398,205
Foreign currencies	(208)

397,997

Net gain (loss) on investment and foreign currency transactions	162,946

Net Increase (Decrease) In Net Assets Resulting From Operations	$577,281

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$414,335	$206,945
Net realized gain (loss) on investment and foreign currency transactions	(235,051)	55,424
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	397,997	103,089

Net increase (decrease) in net assets resulting from operations	577,281	365,458

Dividends from net investment income
Class A	(37,709)	(11,790)
Class C	(12,902)	(6,735)
Class Q	(438)	—
Class Z	(475,529)	(308,719)

	(526,578)	(327,244)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	6,003,066	1,198,822
Net asset value of shares issued in reinvestment of dividends	524,023	327,133
Cost of shares reacquired	(1,149,313)	(26,047)

Net increase (decrease) in net assets from Fund share transactions	5,377,776	1,499,908

Total increase (decrease)	5,428,479	1,538,122

Net Assets:
Beginning of year	6,469,959	4,931,837

End of year(a)	$11,898,438	$6,469,959

(a) Includes undistributed net investment income of:	$26,927	$—

See Notes to Financial Statements.

Prudential Real Estate Income Fund	27

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: Prudential Absolute Return Bond Fund and Prudential QMA Large-Cap Core Equity Fund which are diversified funds and Prudential International Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund which are non-diversified funds. These financial statements relate to Prudential Real Estate Income Fund (the “Fund”).

The investment objective of the Fund is to seek income and capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last

28

sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or

Prudential Real Estate Income Fund	29

Notes to Financial Statements (continued)

contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

30

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected,

Prudential Real Estate Income Fund	31

Notes to Financial Statements (continued)

and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and

32

capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its subsidiary PGIM Real Estate. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion, .78% of the next $2 billion, .76% of the next $2 billion, .75% of the next $5 billion and .74% of the Fund’s average daily net assets in excess of $10 billion. For the year ended October 31, 2017, the effective management fee rate before any waivers and/or expense reimbursement was .80%. For the year ended October 31, 2017, the waiver and/or expense reimbursement exceeded the effective management fee rate.

PGIM Investments has contractually agreed through February 28, 2019 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.10% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Prudential Real Estate Income Fund	33

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 28, 2019 to limit such fees to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it received $5,714 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it received $300 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PGIM Investments, PGIM, Inc., PGIM Real Estate and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

34

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. For the reporting period ended October 31, 2017, PGIM, Inc. was compensated $103 by PGIM Investments for managing the Fund’s securities lending cash collateral as subadviser to the Money Market Fund. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017, were $18,990,199 and $13,622,905, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $171,858 due to foreign currency transactions and investment in passive foreign investment companies. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of dividends paid by the Fund was $526,578 of ordinary income. For the year ended October 31, 2016, the tax character of dividends paid by the Fund was $327,244 of ordinary income.

As of October 31, 2017, the accumulated undistributed earnings on a tax basis was $135,193 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

Prudential Real Estate Income Fund	35

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$11,704,361	$494,920	$(314,013)	$180,907

The book basis differs from tax basis primarily due to deferred losses on wash sales, book/tax differences in the treatment of passive foreign investment companies and other cost basis adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2017 of approximately $420,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for a sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided four into classes, designated Class A, Class C, Class Q and Class Z.

36

As of October 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 1,113 shares of Class C, 1,117 shares of Class Q and 569,705 shares of Class Z, respectively. At reporting period end, three shareholders of record held 94% of the Fund’s outstanding shares on behalf of multiple beneficial owners, of which 46% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	57,202	$553,052
Shares issued in reinvestment of dividends and distributions	3,754	36,283
Shares reacquired†	(31,815)	(307,255)

Net increase (decrease) in shares outstanding	29,141	$282,080

Year ended October 31, 2016:
Shares sold	63,740	$626,085
Shares issued in reinvestment of dividends and distributions	1,199	11,679
Shares reacquired	(2,470)	(24,165)

Net increase (decrease) in shares outstanding	62,469	$613,599

Class C
Year ended October 31, 2017:
Shares sold	11,112	$104,326
Shares issued in reinvestment of dividends and distributions	1,336	12,902
Shares reacquired	(14,228)	(136,422)

Net increase (decrease) in shares outstanding before conversion	(1,780)	(19,194)
Shares reacquired upon conversion into other share class(es)	(1,001)	(9,843)

Net increase (decrease) in shares outstanding	(2,781)	$(29,037)

Year ended October 31, 2016:
Shares sold	31,258	$296,223
Shares issued in reinvestment of dividends and distributions	689	6,735
Shares reacquired	(31)	(313)

Net increase (decrease) in shares outstanding before conversion	31,916	$302,645

Class Q
Period ended October 31, 2017*:
Shares sold	1,072	$10,000
Shares issued in reinvestment of dividends and distributions	45	438

Net increase (decrease) in shares outstanding	1,117	$10,438

Prudential Real Estate Income Fund	37

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2017:
Shares sold	562,232	$5,335,688
Shares issued in reinvestment of dividends and distributions	49,025	474,400
Shares reacquired†	(72,695)	(705,636)

Net increase (decrease) in shares outstanding before conversion	538,562	5,104,452
Shares issued upon conversion from other share class(es)	999	9,843

Net increase (decrease) in shares outstanding	539,561	$5,114,295

Year ended October 31, 2016:
Shares sold	28,115	$276,514
Shares issued in reinvestment of dividends and distributions	32,928	308,719
Shares reacquired	(155)	(1,569)

Net increase (decrease) in shares outstanding before conversion	60,888	$583,664

*	Commencement of offering was December 28, 2016.
†	Includes affiliated redemption of 1,123 and 1,129 shares with a value of $10,836 and $10,892 for Class A and Z shares, respectively.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

38

The Fund utilized the SCA during the reporting period ended October 31, 2017. The average daily balance for the 6 days that the Fund had loans outstanding during the period was $116,333 borrowed at a weighted average interest rate of 2.49%. The maximum loan balance outstanding during the period was $152,000. At October 31, 2017, the Fund had an outstanding loan balance of $45,000.

8. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

Prudential Real Estate Income Fund	39

Financial Highlights

Class A Shares
	Year Ended October 31,		June 3, 2015(b) through
	2017	2016	October 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.66	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.39	.24	.13
Net realized and unrealized gain (loss) on investment transactions	.05	.39	(.38)
Total from investment operations	.44	.63	(.25)
Less Dividends:
Dividends from net investment income	(.48)	(.56)	(.16)
Net asset value, end of period	$9.62	$9.66	$9.59
Total Return(a)	4.60%	6.92%	(2.55)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$914	$637	$33
Average net assets (000)	$744	$186	$24
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.35%	1.35%	1.36%	(e)
Expenses before waivers and/or expense reimbursement	3.30%	3.37%	9.50%	(e)
Net investment income (loss)	4.00%	2.45%	3.15%	(e)
Portfolio turnover rate	137%	113%	98%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended October 31,		June 3, 2015(b) through
	2017	2016	October 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.66	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.32	.19	.11
Net realized and unrealized gain (loss) on investment transactions	.05	.38	(.40)
Total from investment operations	.37	.57	(.29)
Less Dividends:
Dividends from net investment income	(.41)	(.49)	(.13)
Net asset value, end of period	$9.62	$9.66	$9.58
Total Return(a)	3.83%	6.22%	(2.91)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$293	$321	$13
Average net assets (000)	$309	$151	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.10%	2.10%	2.13%	(e)
Expenses before waivers and/or expense reimbursement	4.00%	4.78%	10.11%	(e)
Net investment income (loss)	3.29%	1.98%	2.87%	(e)
Portfolio turnover rate	137%	113%	98%	(f)

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	41

Financial Highlights (continued)

Class Q Shares
	December 28, 2016(b) through October 31, 2017
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.33
Income (loss) from investment operations:
Net investment income (loss)	.31
Net realized and unrealized gain (loss) on investment transactions	.38
Total from investment operations	.69
Less Dividends:
Dividends from net investment income	(.40)
Net asset value, end of period	$9.62
Total Return(a)	7.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$11
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	(e)
Expenses before waivers and/or expense reimbursement	2.79%	(e)
Net investment income (loss)	3.78%	(e)
Portfolio turnover rate	137%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of offering.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

42

Class Z Shares
	Year Ended October 31,		June 3, 2015(b) through
	2017	2016	October 31, 2015
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.66	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.40	.38	.16
Net realized and unrealized gain (loss) on investment transactions	.06	.28	(.41)
Total from investment operations	.46	.66	(.25)
Less Dividends:
Dividends from net investment income	(.50)	(.59)	(.16)
Net asset value, end of period	$9.62	$9.66	$9.59
Total Return(a)	4.85%	7.19%	(2.47)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,681	$5,512	$4,886
Average net assets (000)	$8,961	$5,008	$4,868
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10%	(e)
Expenses before waivers and/or expense reimbursement	2.96%	4.85%	8.98%	(e)
Net investment income (loss)	4.17%	3.98%	4.08%	(e)
Portfolio turnover rate	137%	113%	98%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Real Estate Income Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Real Estate Income Fund (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and the period from June 3, 2015 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

44

Federal Income Tax Information (unaudited)

For the year ended October 31, 2017, the Fund reports the maximum amount allowable, but not less than 7.34% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2017.

Prudential Real Estate Income Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Real Estate Income Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Real Estate Income Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Real Estate Income Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Real Estate Income Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), which provides subadvisory services to the Fund through its PGIM Real Estate unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees,2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	Prudential Real Estate Income Fund is a series of Prudential Investment Portfolios 9.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Real Estate Income Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Real Estate. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of the PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, and PGIM. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, and PGIM. The Board noted that PGIM Real Estate and PGIM are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM through PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM through PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2016 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board

Prudential Real Estate Income Fund

Approval of Advisory Agreements (continued)

also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2016. The Board considered that the Fund commenced operations on June 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper Global Real Estate Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge,

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an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to continue the Fund’s existing expense cap, which caps the Fund’s annual operating expenses at 1.10% (exclusive of 12b-1 and certain other fees), through February 28, 2018.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Real Estate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Estate Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ESTATE INCOME FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PRKAX	PRKCX	PRKQX	PRKZX
CUSIP	74441J761	74441J753	74441J670	74441J746

MF228E

     PRUDENTIAL SELECT REAL ESTATE FUND

ANNUAL REPORT

OCTOBER 31, 2017

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Objective: Capital appreciation and income

Highlights

•

Strong outperformance of the Fund was primarily driven by favorable stock selection in the US. Most property types in the US outperformed, with the most notable performers being the health care, data center, residential, office, and hotel sectors.

•

Asia also outperformed, albeit to a lesser degree, as stock selection among Japanese companies was favorable and an underweight allocation to Japan in the Fund helped relative performance. Lastly, an overweight allocation to Ireland and sound security selection in that country contributed to performance.

•	The main detractors from performance for the period were the Fund’s overweight allocation to the US shopping center sector and an underweight allocation to Hong Kong.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment advisor. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential Select Real Estate Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential Select Real Estate Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Select Real Estate Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Select Real Estate Fund

December 15, 2017

Prudential Select Real Estate Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/17 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	3.08	3.36 (8/1/14)
Class C	7.11	4.34 (8/1/14)
Class Q	9.25	5.39 (8/1/14)
Class Z	9.32	5.44 (8/1/14)
FTSE EPRA/NAREIT Developed Index	6.12	3.64
S&P 500 Index	23.61	11.57
Lipper Global Real Estate Funds Average	7.24	3.70

	Average Annual Total Returns as of 10/31/17 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	9.08	5.17 (8/1/14)
Class C	8.11	4.34 (8/1/14)
Class Q	9.25	5.39 (8/1/14)
Class Z	9.32	5.44 (8/1/14)
FTSE EPRA/NAREIT Developed Index	6.12	3.64
S&P 500 Index	23.61	11.57
Lipper Global Real Estate Funds Average	7.24	3.70

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Select Real Estate Fund (Class Z shares) with a similar investment in the FTSE EPRA/NAREIT Developed Index, by portraying the initial account values at the commencement of operations for Class Z shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

Prudential Select Real Estate Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Q	Class Z*
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Global Real Estate Funds Average—The Lipper Global Real Estate Funds Average (Lipper Average) includes funds that invest at least 25% but less than 75% of their equity portfolios in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Presentation of Fund Holdings

Five Holdings expressed as a percentage of net assets as of 10/31/17 (%)
Hudson Pacific Properties, Inc., Office REITs	4.4
Forest City Realty Trust, Inc. (Class A Stock), Diversified REITs	3.8
MGM Growth Properties LLC (Class A Stock), Hotel & Resort REITs	3.4
CoreSite Realty Corp., Specialized REITs	3.1
Equity LifeStyle Properties, Inc., Residential REITs	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 10/31/17 (%)
Residential	16.4
Industrial	15.1
Office	13.2
Diversified	10.2
Hotel & Resort	8.8

Industry weightings reflect only long-term investments and are subject to change.

Prudential Select Real Estate Fund	11

Strategy and Performance Overview

How did the Fund perform?

The Prudential Select Real Estate Fund’s Class Z shares gained 9.32% for the 12-month period ended October 31, 2017, outperforming the 6.12% gain of the FTSE EPRA/NAREIT Developed Index (Index) and the 7.24% gain of the Lipper Global Real Estate Funds Average.

What were conditions like in the global real estate securities market?

•

In the US, real estate investment trust (REIT) returns were primarily driven by shifting views on interest rates, tax legislation, concerns over where we are in the real estate cycle, as well as continued strong real estate fundamentals. Investors rewarded property types that demonstrated the best cash flow growth with premium multiples like the top-performing industrial and data center sectors.

•

The level of jobs growth continued to create ample real estate demand to absorb vacancies and create pricing power in most property types and markets. However, it was not so much that it created material supply additions, with the exception of apartments, self-storage, and select industrial and hotel markets. New supply remains well below historical averages and near historical lows at 1% of existing supply. M&A (merger and acquisition) activity accelerated during the year as a low cost of capital combined, with REITs trading at discounts to NAV, provided a good environment for deals. From a relative valuation perspective, certain core real estate property types are trading at wide discounts relative to their historical levels.

•

Europe has been the global region with the strongest performance over the last 12 months, with the European index returning 18.6% during the reporting period. While political risk troubled investors at the beginning of 2017 with numerous upcoming elections across Europe, the index began a strong recovery from late April following positive results in the Dutch and French elections.

•

The very low interest rate environment has persisted in the euro zone for longer than investors had originally anticipated, creating downward pressure on capitalization rates (the rate of return on a real estate investment property based on the expected income that the property will generate) across the region, especially for core properties in the more liquid markets.

•

Foreign investor demand has been strong and rental growth momentum has been robust in the major continental markets. The UK also kept pace with the wider European market, returning 19.0%. Stock prices and the currency bounced from their post-Brexit lows in 3Q16 as the real estate market did not experience the sudden contraction that had been feared. However, the UK began underperforming the rest of Europe since the June 2017 election that weakened the current government as uncertainty over the shape and implications of Brexit have grown.

12	Visit our website at prudentialfunds.com

•

Asia Pacific developers had their best showing in years, led by Singapore developers and Hong Kong developers. Positive growth expectations, lower interest rates, and reduced housing policy risk were factors contributing to their performance. The Hong Kong developers also had the added advantage of firm mainland Chinese investment demand, value-accretive asset disposals, farmland conversions, and more shareholder friendly policies.

•

Japan developers did well on better-than-expected condominium sales and solid office demand. The electoral victory by Shinzo Abe’s Liberal Democratic Party (LDP) reinforced reflation (an uptick in market prices) expectations and accommodative monetary policy—a positive for real estate developers.

•

On the other hand, Asia Pacific REITs have shown mixed performance in the past 12 months, with Singapore REITs leading the pack, followed by the Australian REITs. In Singapore, office REITs benefited from a recovery given limited Grade A completions in the next two years. In Australia, demand for the highest-quality or Grade-A offices remains robust, whereas retail faces ongoing challenges with competition from Amazon and a cyclical consumption slowdown. Given the sharp escalation in physical asset pricing, Japanese REITs corrected the most as a result of diminished acquisition growth expectations.

What worked?

•

Strong outperformance of the Fund was primarily driven by favorable stock selection in the US. Most property types in the US outperformed, with the most notable performers being the health care, data center, residential, office, and hotel sectors.

•

Asia also outperformed, albeit to a lesser degree, as stock selection among Japanese companies was favorable and an underweight allocation to Japan in the Fund helped relative performance. Lastly, an overweight allocation to Ireland and sound security selection in that country contributed to performance.

What didn’t work?

•	The main detractors of performance for the period were the Fund’s overweight allocation to the US shopping center sector and an underweight allocation to Hong Kong.

•	Although Europe as a region underperformed, there were no noteworthy underperformers:—lagging performance occurred across numerous countries.

Prudential Select Real Estate Fund	13

Strategy and Performance Overview (continued)

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark, which is the sum of all contributions by individual holdings.

Top Contributors (%)		Top Detractors (%)
CoreSite Realty Corporation	0.91	Federal Realty Investment Trust	–0.42
Rexford Industrial Realty, Inc.	0.90	Retail Properties of America, Inc. Class A	–0.42
Four Corners Property Trust, Inc.	0.83	Taubman Centers, Inc.	–0.54
Forest City Realty Trust Inc. Class A	0.58	DDR Corp.	–0.80
DiamondRock Hospitality Company	0.55	Spirit Realty Capital, Inc.	–0.93

•

In the US, REITs should experience continued improvement in operating fundamentals and are expected to deliver high single digit dividend and 5%–7% cash flow growth in the next 12 months. US REITs offer a valuable combination of income and growth in a volatile market. The market continues to revise its expectations around the timing and magnitude of policy changes. Merger and acquisition activity has picked up and is expected to continue for the remainder of 2017, particularly if small capitalization REITs continue to trade at discounts to private real estate value.

•

Eurozone economic indicators continue to improve slowly and the monetary policy backdrop remains loose. While the European Central Bank (ECB) has announced plans to gradually scale back quantitative easing, the overall economic and real estate environment in Europe is modestly positive. The exception to this benign environment appears to be the UK, where the process of the UK’s exit from the EU only began at the end of March 2017. Real estate fundamentals look solid across continental Europe. New supply is generally under control and there is evidence of at least modest rental growth in most markets. The backdrop of monetary policy is expected to remain supportive for some time.

•

The Asia Pacific region should continue to see value, notwithstanding rising interest rates that could pose a challenge to REITs. The themes we see that could be favorable in the coming months are: strategic review/asset disposal on the back of strong capital appreciation, especially in Hong Kong office and retail stocks, flight-to-quality, particularly among Singapore office securities, and lastly, conducive monetary policy among Japanese developers. A weaker US dollar/stronger yen could derail economic momentum in Japan and impact underlying demand for condos and office space. On the other hand, lowered expectations of Fed rate hikes and an easing in monetary conditions would be viewed positively for Hong Kong developers.

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Comments on Largest Holdings

4.4%	Hudson Pacific Properties, Inc., Office REITs

One of Hollywood’s biggest landlords, Hudson Pacific buys and manages primarily office buildings, but also media and entertainment properties, in California and the Pacific Northwest, in areas such as Los Angeles, Orange County, San Diego, San Francisco, and Seattle. It owns more than 55 properties totaling some 15 million sq. ft., including two production studios on Hollywood’s Sunset Boulevard. Its largest tenants range from tech giants such as Google, Cisco Systems, and Uber, to Hollywood producers including Warner Bros. Entertainment and Warner Music Group.

3.8%	Forest City Realty Trust, Inc. (Class A Stock), Diversified REITs

Forest City Realty Trust owns, develops, manages, and acquires commercial real estate properties. Forest City Realty Trust, Inc. serves customers in the United States.

3.4%	MGM Growth Properties LLC (Class A Stock), Hotel & Resort REITs

As one of the top five largest hotel owners, in the US, MGM hotel owns around 10 former-MGM properties in Las Vegas, including the Mandalay Bay, The Mirage, Excalibur, Monte Carlo, Luxor, The Park, and New York New York. Outside of Las Vegas, MGM owns the MGM Grand in Detroit, and the Beau Rivage and Gold Strike hotels in Mississippi. Altogether, its properties carry almost 24,500 hotel rooms, some 2.5 million sq. ft. of convention space, 100-plus retail outlets, over 200 food and beverage outlets, and 20 entertainment venues. The REIT was formed in April 2016 to operate as MGM Resort International’s landlord.

3.1%	CoreSite Realty Corp., Specialized REITs

CoreSite Realty Corp. develops, owns and operates data centers in the United States. The data centers include ample and redundant power and advanced cooling and security systems, and many are points of dense network interconnection.

3.0%	Equity LifeStyle Properties, Inc., Residential REITs

Equity LifeStyle owns and operates lifestyle-oriented residential properties aimed at retirees, vacationers, and second home owners. Other properties provide affordable housing for families. Equity LifeStyle Properties leases lots for factory-built homes, cottages, cabins, and recreational vehicles. Available homes range in size and style. The REIT’s portfolio includes more than 380 properties containing some 141,000 lots in about 30 states and Canada. Properties are similar to site-built residential subdivisions, with centralized entrances, utilities, gutters, curbs, and paved streets.

Prudential Select Real Estate Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are

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not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Select Real Estate Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,051.00	1.30%	$6.72
	Hypothetical	$1,000.00	$1,018.66	1.30%	$6.61
Class C	Actual	$1,000.00	$1,046.50	2.05%	$10.57
	Hypothetical	$1,000.00	$1,014.88	2.05%	$10.41
Class Q	Actual	$1,000.00	$1,052.00	1.05%	$5.43
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
Class Z	Actual	$1,000.00	$1,052.30	1.05%	$5.43
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential Select Real Estate Fund	17

Schedule of Investments

as of October 31, 2017

Description	Shares	Value
LONG-TERM INVESTMENTS 96.0%

COMMON STOCKS

Diversified Real Estate Activities 6.9%
Daiwa House Industry Co. Ltd. (Japan)	5,042	$184,804
Sumitomo Realty & Development Co. Ltd. (Japan)	4,215	141,170
Sun Hung Kai Properties Ltd. (Hong Kong)	7,034	115,072

		441,046

Diversified REITs 10.2%
American Assets Trust, Inc.	2,400	93,096
Empire State Realty Trust, Inc. (Class A Stock)	5,000	100,250
Forest City Realty Trust, Inc. (Class A Stock)	9,850	242,606
ICADE (France)	838	73,233
Suntec Real Estate Investment Trust (Singapore)	100,675	144,124

		653,309

Health Care REITs 4.8%
Community Healthcare Trust, Inc.	2,711	74,363
Medical Properties Trust, Inc.	9,829	130,037
Physicians Realty Trust	6,000	104,280

		308,680

Hotel & Resort REITs 8.8%
DiamondRock Hospitality Co.	16,000	173,760
Invincible Investment Corp. (Japan)	180	72,954
MGM Growth Properties LLC (Class A Stock)	7,471	220,469
Park Hotels & Resorts, Inc.	3,400	97,886

		565,069

Hotels, Resorts & Cruise Lines 1.8%
Mandarin Oriental International Ltd. (Hong Kong)	51,600	113,520

Industrial REITs 15.1%
Duke Realty Corp.	6,200	176,576
First Industrial Realty Trust, Inc.	4,000	123,520
Goodman Group (Australia)	19,000	121,823
LaSalle Logiport REIT (Japan)	97	91,265
Rexford Industrial Realty, Inc.	6,266	186,038
STAG Industrial, Inc.	5,200	141,960
Warehouse REIT PLC (United Kingdom)*	96,982	125,747

		966,929

See Notes to Financial Statements.

Prudential Select Real Estate Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
COMMON STOCKS (Continued)

Office REITs 13.2%
Axiare Patrimonio SOCIMI SA, REIT (Spain)	6,000	$112,525
Hibernia REIT PLC (Ireland)	70,630	121,297
Hudson Pacific Properties, Inc.	8,350	282,397
Keppel REIT (Singapore)	160,630	138,461
Kilroy Realty Corp.	1,200	85,476
Piedmont Office Realty Trust, Inc. REIT (Class A Stock)	5,500	106,370

		846,526

Real Estate Development 1.5%
Yanlord Land Group Ltd. (Singapore)	76,000	99,868

Real Estate Operating Companies 4.1%
First Capital Realty, Inc. (Canada)	8,100	128,460
TLG Immobilien AG (Germany)	5,698	132,169

		260,629

Residential REITs 16.4%
American Homes 4 Rent (Class A Stock)	7,500	159,600
AvalonBay Communities, Inc.	700	126,931
Camden Property Trust	1,100	100,364
Empiric Student Property PLC (United Kingdom)	95,181	122,987
Equity LifeStyle Properties, Inc.	2,200	194,656
Equity Residential	1,880	126,449
Invitation Homes, Inc.	6,000	135,420
Mid-America Apartment Communities, Inc.	830	84,951

		1,051,358

Retail REITs 7.1%
Federal Realty Investment Trust	940	113,289
GGP, Inc.	6,500	126,490
Kenedix Retail REIT Corp. (Japan)	46	90,780
NewRiver REIT PLC (United Kingdom)	28,444	126,564

		457,123

Specialized REITs 6.1%
CoreSite Realty Corp.	1,800	199,350
Four Corners Property Trust, Inc.	7,690	189,789

		389,139

TOTAL LONG-TERM INVESTMENTS (cost $5,835,864)		6,153,196

See Notes to Financial Statements.

20

Description	Shares	Value
SHORT-TERM INVESTMENT 6.2%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $398,187)(w)	398,187	$398,187

TOTAL INVESTMENTS 102.2% (cost $6,234,051)		6,551,383
Liabilities in excess of other assets (2.2)%		(139,457)

NET ASSETS 100.0%		$6,411,926

The following abbreviations are used in the annual report:

LIBOR—London Interbank Offered Rate

REIT(s)—Real Estate Investment Trust(s)

*	Non-income producing security.
(w)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Diversified Real Estate Activities	$—	$441,046	$—
Diversified REITs	435,952	217,357	—
Health Care REITs	308,680	—	—
Hotel & Resort REITs	492,115	72,954	—
Hotels, Resorts & Cruise Lines	—	113,520	—
Industrial REITs	753,841	213,088	—

See Notes to Financial Statements.

Prudential Select Real Estate Fund	21

Schedule of Investments (continued)

as of October 31, 2017

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Office REITs	$474,243	$372,283	$—
Real Estate Development	—	99,868	—
Real Estate Operating Companies	128,460	132,169	—
Residential REITs	928,371	122,987	—
Retail REITs	239,779	217,344	—
Specialized REITs	389,139	—	—
Affiliated Mutual Fund	398,187	—	—

Total	$4,548,767	$2,002,616	$—

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Residential REITs	16.4%
Industrial REITs	15.1
Office REITs	13.2
Diversified REITs	10.2
Hotel & Resort REITs	8.8
Retail REITs	7.1
Diversified Real Estate Activities	6.9
Affiliated Mutual Fund	6.2
Specialized REITs	6.1
Health Care REITs	4.8%
Real Estate Operating Companies	4.1
Hotels, Resorts & Cruise Lines	1.8
Real Estate Development	1.5

102.2
Liabilities in excess of other assets	(2.2)

100.0%

See Notes to Financial Statements.

22

This Page Intentionally Left Blank

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $5,835,864)	$6,153,196
Affiliated investments (cost $398,187)	398,187
Dividends receivable	10,952
Due from Manager	3,459
Tax reclaim receivable	837
Prepaid expenses and other assets	843

Total assets	6,567,474

Liabilities
Payable for investments purchased	130,195
Shareholders’ reports payable	8,416
Custodian and accounting fees payable	8,389
Accrued expenses and other liabilities	4,760
Payable for Fund shares reacquired	3,544
Affiliated transfer agent fee payable	126
Distribution fee payable	118

Total liabilities	155,548

Net Assets	$6,411,926

Net assets were comprised of:
Shares of beneficial interest, at par	$616
Paid-in capital in excess of par	6,172,020

6,172,636
Undistributed net investment income	24,151
Accumulated net realized loss on investment and foreign currency transactions	(102,147)
Net unrealized appreciation on investments and foreign currencies	317,286

Net assets, October 31, 2017	$6,411,926

See Notes to Financial Statements.

24

Class A
Net asset value and redemption price per share, ($255,638 ÷ 24,265 shares of beneficial interest issued and outstanding)	$10.54
Maximum sales charge (5.50% of offering price)	0.61

Maximum offering price to public	$11.15

Class C
Net asset value, offering price and redemption price per share, ($69,483 ÷ 6,656 shares of beneficial interest issued and outstanding)	$10.44

Class Q
Net asset value, offering price and redemption price per share, ($5,932,348 ÷ 570,345 shares of beneficial interest issued and outstanding)	$10.40

Class Z
Net asset value, offering price and redemption price per share, ($154,457 ÷ 14,633 shares of beneficial interest issued and outstanding)	$10.56

See Notes to Financial Statements.

Prudential Select Real Estate Fund	25

Statement of Operations

Year Ended October 31, 2017

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $6,955)	$149,418
Affiliated dividend income	2,319

Total income	151,737

Expenses
Management fee	49,174
Distribution fee—Class A	726
Distribution fee—Class C	703
Custodian and accounting fees	52,000
Registration fees	51,000
Audit fee	34,000
Legal fees and expenses	22,000
Shareholders’ reports	15,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $800)	1,000
Miscellaneous	14,690

Total expenses	250,293
Less: Management fee waiver and/or expense reimbursement	(184,323)
Distribution fee waiver—Class A	(121)

Net expenses	65,849

Net investment income (loss)	85,888

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(23,221)
Foreign currency transactions	(1,057)

(24,278)

Net change in unrealized appreciation (depreciation) on:
Investments	480,175
Foreign currencies	131

480,306

Net gain (loss) on investment and foreign currency transactions	456,028

Net Increase (Decrease) In Net Assets Resulting From Operations	$541,916

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$85,888	$123,586
Net realized gain (loss) on investment and foreign currency transactions	(24,278)	141,152
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	480,306	(262,492)

Net increase (decrease) in net assets resulting from operations	541,916	2,246

Dividends and Distributions
Dividends from net investment income
Class A	(2,718)	(3,136)
Class C	(368)	(677)
Class Q	(79,212)	(184,388)
Class Z	(2,014)	(4,261)

	(84,312)	(192,462)

Distributions from net realized gains
Class A	(4,612)	(3,969)
Class C	(1,220)	(1,433)
Class Q	(125,625)	(215,530)
Class Z	(3,060)	(5,495)

	(134,517)	(226,427)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	145,782	341,596
Net asset value of shares issued in reinvestment of dividends and distributions	218,829	418,881
Cost of shares reacquired	(99,213)	(147,504)

Net increase (decrease) in net assets from Fund share transactions	265,398	612,973

Total increase (decrease)	588,485	196,330

Net Assets:
Beginning of year	5,823,441	5,627,111

End of year(a)	$6,411,926	$5,823,441

(a) Includes undistributed net investment income of:	$24,151	$—

See Notes to Financial Statements.

Prudential Select Real Estate Fund	27

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: Prudential Absolute Return Bond Fund and Prudential QMA Large-Cap Core Equity Fund which are diversified funds and Prudential International Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund which are non-diversified funds. These financial statements relate to the Prudential Select Real Estate Fund (the “Fund”).

The investment objective of the Fund is to seek income and capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security

28

principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or

Prudential Select Real Estate Fund	29

Notes to Financial Statements (continued)

contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Trustees of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, forward currency contracts, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

30

Concentration of Risk: Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Equity and Mortgage Real Estate Investment Trusts (REITs): The Fund invests in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Concentration of Risk for REITs: Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each

Prudential Select Real Estate Fund	31

Notes to Financial Statements (continued)

class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain(loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its subsidiary PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion, .78% of the next $2 billion, .76% of the next $2 billion, .75% of the next $5 billion and .74% of the Fund’s average daily net assets in excess of $10 billion. For the year ended October 31, 2017, the effective management fee rate before any waivers and/or expense

32

reimbursement was .80%. For the year ended October 31, 2017, the waiver and/or expense reimbursement exceeded the effective management fee rate.

PGIM Investments has contractually agreed through February 28, 2019 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to 1.05% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, C, Q and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed through February 28, 2019 to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received $1,183 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2017, it has not received any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc., PGIM Real Estate and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Select Real Estate Fund	33

Notes to Financial Statements (continued)

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2017, were $8,640,367 and $8,396,704, respectively.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended October 31, 2017, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $36,904 due to differences in the treatment for book and tax purposes of certain transactions involving foreign currencies, reclassification of dividends and investments in passive foreign investment companies. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended October 31, 2017, the tax character of distributions paid by the Fund was $218,829 of ordinary income. For the year ended October 31, 2016, the tax character of distributions paid by the Fund were $341,110 of ordinary income and $77,779 of long-term capital gains.

34

As of October 31, 2017, the accumulated undistributed earnings on a tax basis was $59,150 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$6,270,905	$424,093	$(143,615)	$280,478

The book basis differs from tax basis primarily due to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2017 of approximately $100,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into four classes, designated Class A, Class C, Class Q and Class Z.

Prudential Select Real Estate Fund	35

Notes to Financial Statements (continued)

As of October 31, 2017, Prudential through its affiliate entities, including affiliated funds, owned 1,118 Class A shares, 1,100 Class C shares, 570,345 Class Q shares and 1,125 Class Z shares of the Fund, which represents 93% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2017:
Shares sold	9,285	$93,616
Shares issued in reinvestment of dividends and distributions	736	7,330
Shares reacquired	(4,230)	(43,679)

Net increase (decrease) in shares outstanding	5,791	$57,267

Year ended October 31, 2016:
Shares sold	14,750	$152,673
Shares issued in reinvestment of dividends and distributions	709	7,104
Shares reacquired	(2,707)	(24,987)

Net increase (decrease) in shares outstanding	12,752	134,790
Shares reacquired upon conversion into other share class(es)	(52)	(567)

Net increase (decrease) in shares outstanding	12,700	$134,223

Class C
Year ended October 31, 2017:
Shares sold	3,437	$34,300
Shares issued in reinvestment of dividends and distributions	162	1,588
Shares reacquired	(2,880)	(28,902)

Net increase (decrease) in shares outstanding	719	$6,986

Year ended October 31, 2016:
Shares sold	2,332	$24,001
Shares issued in reinvestment of dividends and distributions	212	2,110

Net increase (decrease) in shares outstanding	2,544	$26,111

Class Q
Year ended October 31, 2017:
Shares issued in reinvestment of dividends and distributions	20,831	204,837
Shares reacquired†	(1,137)	(11,789)

Net increase (decrease) in shares outstanding	19,694	$193,048

Year ended October 31, 2016:
Shares issued in reinvestment of dividends and distributions	40,399	$399,911

Net increase (decrease) in shares outstanding	40,399	$399,911

36

Class Z	Shares	Amount
Year ended October 31, 2017:
Shares sold	1,761	$17,866
Shares issued in reinvestment of dividends and distributions	508	5,074
Shares reacquired	(1,446)	(14,843)

Net increase (decrease) in shares outstanding	823	$8,097

Year ended October 31, 2016:
Shares sold	16,305	$164,922
Shares issued in reinvestment of dividends and distributions	974	9,756
Shares reacquired	(13,445)	(122,517)

Net increase (decrease) in shares outstanding	3,834	52,161
Shares issued upon conversion from other share class(es)	52	567

Net increase (decrease) in shares outstanding	3,886	$52,728

†	Includes affiliated redemption of 1,137 shares with a value of $11,789 for Class Q shares.

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

Prudential Select Real Estate Fund	37

Notes to Financial Statements (continued)

8. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

38

Financial Highlights

Class A Shares
	Year Ended October 31,			August 1, 2014(b) through October 31,
	2017	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.00	$10.71	$10.30	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.12	.17	.09	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	(.18)	.41	.29
Total from investment operations	.88	(.01)	.50	.30
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.28)	-	-
Distributions from net realized gains	(.23)	(.42)	(.09)	-
Total dividends and distributions	(.34)	(.70)	(.09)	-
Net asset value, end of period	$10.54	$10.00	$10.71	$10.30
Total Return(a)	9.08%	.01%	4.85%	3.00%

Ratios/Supplemental Data:
Net assets, end of period (000)	$256	$185	$62	$18
Average net assets (000)	$242	$119	$27	$15
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.30%	1.33%	1.35%	1.35%	(e)
Expenses before waivers and/or expense reimbursement	4.63%	4.81%	5.16%	20.58%	(e)
Net investment income (loss)	1.15%	1.70%	.86%	.46%	(e)
Portfolio turnover rate	142%	158%	150%	18%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,			August 1, 2014(b) through October 31,
	2017	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.94	$10.60	$10.28	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.04	.11	(.03)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	(.18)	.44	.29
Total from investment operations	.79	(.07)	.41	.28
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.17)	-	-
Distributions from net realized gains	(.23)	(.42)	(.09)	-
Total dividends and distributions	(.29)	(.59)	(.09)	-
Net asset value, end of period	$10.44	$9.94	$10.60	$10.28
Total Return(a)	8.11%	(.63)%	3.98%	2.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$69	$59	$36	$10
Average net assets (000)	$70	$48	$46	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	2.05%	2.08%	2.10%	2.10%	(e)
Expenses before waivers and/or expense reimbursement	5.33%	5.64%	5.54%	20.42%	(e)
Net investment income (loss)	.36%	1.08%	(.30)%	(.26)%	(e)
Portfolio turnover rate	142%	158%	150%	18%	(f)

(a)	Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

40

Class Q Shares
	Year Ended October 31,			August 1, 2014(b) through October 31,
	2017	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$9.88	$10.63	$10.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.14	.22	.10	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.75	(.20)	.41	.29
Total from investment operations	.89	.02	.51	.31
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.35)	(.10)	-
Distributions from net realized gains	(.23)	(.42)	(.09)	-
Total dividends and distributions	(.37)	(.77)	(.19)	-
Net asset value, end of period	$10.40	$9.88	$10.63	$10.31
Total Return(a)	9.25%	.30%	5.01%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,932	$5,441	$5,423	$5,165
Average net assets (000)	$5,687	$5,413	$5,288	$4,983
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.08%	1.10%	1.10%	(e)
Expenses before waivers and/or expense reimbursement	4.02%	4.40%	4.51%	14.06%	(e)
Net investment income (loss)	1.42%	2.18%	.96%	.75%	(e)
Portfolio turnover rate	142%	158%	150%	18%	(f)

(a)	Total return is calculated assuming a purchase of a shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential Select Real Estate Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,			August 1, 2014(b) through October 31,
	2017	2016	2015	2014
Per Share Operating Performance(c):
Net Asset Value, Beginning of Period	$10.02	$10.74	$10.31	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.15	.21	.10	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.76	(.18)	.42	.29
Total from investment operations	.91	.03	.52	.31
Less Dividends and Distributions:
Dividends from net investment income	(.14)	(.33)	-	-
Distributions from net realized gains	(.23)	(.42)	(.09)	-
Total dividends and distributions	(.37)	(.75)	(.09)	-
Net asset value, end of period	$10.56	$10.02	$10.74	$10.31
Total Return(a)	9.32%	.36%	5.04%	3.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$154	$138	$107	$10
Average net assets (000)	$148	$139	$39	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.08%	1.10%	1.10%	(e)
Expenses before waivers and/or expense reimbursement	4.35%	4.82%	5.16%	19.50%	(e)
Net investment income (loss)	1.43%	2.09%	.98%	.77%	(e)
Portfolio turnover rate	142%	158%	150%	18%	(f)

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(b)	Commencement of operations.
(c)	Calculated based on average shares outstanding during the period.
(d)	Does not include expenses of the underlying portfolios in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

42

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential Select Real Estate Fund (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period from August 1, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the years or periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 15, 2017

Prudential Select Real Estate Fund	43

Federal Income Tax Information (unaudited)

For the year ended October 31, 2017, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than 13.66% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2018, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2017.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Select Real Estate Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

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Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential Select Real Estate Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

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Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006-December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential Select Real Estate Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Select Real Estate Fund (the “Fund”)1 consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”), which provides subadvisory services to the Fund through its PGIM Real Estate unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, 2 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	Prudential Select Real Estate Fund is a series of Prudential Investment Portfolios 9.
[2]	Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Select Real Estate Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Real Estate. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of the PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, and PGIM. The Board also noted that it received favorable

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compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, and PGIM. The Board noted that PGIM Real Estate and PGIM are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM through PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2016 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. The Board further noted that the subadviser is affiliated with PGIM Investments and that its profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale, can be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee

Prudential Select Real Estate Fund

Approval of Advisory Agreements (continued)

schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase. The Board also recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2016. The Board considered that the Fund commenced investment operations on August 1, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Global Real Estate Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to continue the Fund’s existing expense cap, which caps the Fund’s annual operating expenses at 1.05% (exclusive of 12b-1 and certain other fees), through February 28, 2018.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a performance record, and to renew the agreements with the permanent reduction in fees.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Select Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Chad A. Earnst, Chief Compliance Officer • Deborah A. Docs, Secretary • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Select Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	SREAX	SRECX	SREQX	SREZX
CUSIP	74441J811	74441J795	74441J787	74441J779

MF223E

PRUDENTIAL INTERNATIONAL BOND FUND

ANNUAL REPORT

OCTOBER 31, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, made up of current income and capital appreciation

Highlights

•

The Fund outperformed the Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index primarily because of strong sector and issuer selection across hard currency emerging markets sovereign debt, bonds in non-core European countries, high yield corporate bonds, and high-quality structured securities.

•	Yield curve and duration positioning also helped Fund performance.

•	The Fund’s position in South Korean interest rates detracted from relative performance during the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2017 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PRUDENTIAL FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved renaming the Fund’s Class Q shares as Class R6 shares, effective on or about June 15, 2018. The renaming of Class Q shares as Class R6 shares will not result in any changes to pricing, eligibility, or shareholder rights and obligations. The renamed Class R6 shares will not be exchangeable with Class R6 shares of the Prudential Day One Funds or the Prudential 60/40 Allocation Fund.

LR993

Prudential International Bond Fund	3

PRUDENTIAL FUNDS — UPDATE

Effective on or about June 1, 2018 (the “Effective Date”), the Fund’s Class A, Class C, Class R, and Class Z shares, as applicable, will be closed to investments by new group retirement plans, except as discussed below. Existing group retirement plans as of the Effective Date may keep their investments in their current share class and may continue to make additional purchases or exchanges of that class of shares. As of the Effective Date, all new group retirement plans wishing to add the Fund as a new addition to the plan generally will be into one of the available Class Q shares, Class R2 shares, or Class R4 shares of the Fund.

In addition, on or about the Effective Date, the Class R shares of the Fund will be closed to all new investors, except as discussed below. Due to the closing of the Class R shares to new investors, effective on or about the Effective Date new IRA investors may only purchase Class A, Class C, Class Z, or Class Q shares of the Fund, subject to share class eligibility. Following the Effective Date, no new accounts may be established in the Fund’s Class R shares and no Class R shares may be purchased or acquired by any new Class R shareholder, except as discussed below.

	Class A	Class C	Class Z	Class R
Existing Investors (Group Retirement Plans, IRAs, and all other investors)	No Change	No Change	No Change	No Change
New Group Retirement Plans	Closed to group retirement plans wishing to add the share classes as new additions to plan menus on or about June 1, 2018, subject to certain exceptions below
New IRAs	No Change	No Change	No Change	Closed to all new investors on or about June 1, 2018, subject to certain exceptions below
All Other New Investors	No Change	No Change	No Change

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However, the following new investors may continue to purchase Class A, Class C, Class R, and Class Z shares of the Fund, as applicable:

•	Eligible group retirement plans who are exercising their one-time 90-day repurchase privilege in the Fund will be permitted to purchase such share classes.
•

Plan participants in a group retirement plan that offers Class A, Class C, Class R, or Class Z shares of the Fund as of the Effective Date will be permitted to purchase such share classes of the Fund, even if the plan participant did not own shares of that class of the Fund as of the Effective Date.

•

Certain new group retirement plans will be permitted to offer such share classes of the Fund after the Effective Date, provided that the plan has or is actively negotiating a contractual agreement with the Fund’s distributor or service provider to offer such share classes of the Fund prior to or on the Effective Date.

•

New group retirement plans that combine with, replace, or are otherwise affiliated with a current plan that invests in such share classes prior to or on the Effective Date will be permitted to purchase such share classes.

The Fund also reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

Prudential International Bond Fund	5

This Page Intentionally Left Blank

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential International Bond Fund informative and useful. The report covers performance for the 12-month period ended October 31, 2017.

Significant events during the reporting period included a new US president, followed by uncertainty in Congress over implementing the Trump administration’s policy initiatives. Elsewhere, Britain began its formal legal process to leave the European Union. France elected a more centrist president, which was viewed as a pro-euro referendum. North Korea’s missile launches escalated geopolitical tensions. Also, late in the period, a series of hurricanes caused damage in the US and the Caribbean.

Despite some turbulence in the macro-environment, solid economic fundamentals in the US economy included moderate gross domestic product expansion, robust employment, and accelerating corporate profit growth. Inflation remained tame. The Federal Reserve raised its federal funds rate twice in 2017, and is in the process of winding down its stimulus program.

Global economic growth remained mostly positive. Equities in the US reached new highs amid low volatility, while international equities posted strong gains. European stocks continued to gain. Asian markets were solid, and emerging markets outperformed most regions. Fixed income markets were mixed. High yield and emerging markets bonds were the top performers.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, and build a diversified plan that’s right for you and make adjustments when necessary.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential International Bond Fund

December 15, 2017

Prudential International Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 10/31/17
Since Inception* (%)
Class A	6.42 (12/14/16)
Class C	5.73 (12/14/16)
Class Q	6.65 (12/14/16)
Class Z	6.67 (12/14/16)
Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index	2.42
Lipper International Income Funds Average	7.13

*Not annualized

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential International Bond Fund (Class Z shares) with a similar investment in the Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 14, 2016) and the account values at the end of the current fiscal year (October 31, 2017) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for Class A, Class C, and Class Q shares will vary due to the differing charges and

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expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A*	Class C*	Class Q	Class Z*
Maximum initial sales charge	4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

*Certain share classes will be generally closed to investments by new group retirement plans effective on or about June 1, 2018. Please see the “PRUDENTIAL FUNDS—UPDATE” on page 4 of this report for more information.

Benchmark Definitions

Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index—Provides a broad-based measure of the global investment-grade fixed income markets. The Index includes government, government agency, corporate, and securitized non-US investment-grade fixed income investments, all issued in currencies other than the US dollar and with maturities of more than one year. The Index is US dollar hedged.

The Lipper International Income Funds Average—Funds in the Lipper International Income Funds Average invest primarily in non-US dollar and US dollar debt securities of issuers located in at least three countries, excluding the US, except in periods of market weakness.

Prudential International Bond Fund	9

Your Fund’s Performance (continued)

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 10/31/17
	Total Distributions Paid for Since Inception ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.20	0.76	–3.13
Class C	0.13	0.04	14.70
Class Q	0.22	1.05	–2.34
Class Z	0.22	1.03	15.57

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/17 (%)
AAA	20.0
AA	13.3
A	16.4
BBB	24.8
BB	15.6
B	6.1
CCC	0.2
Not Rated	–0.2
Cash/Cash Equivalents	3.8
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential International Bond Fund’s Class Z shares returned 6.67% for the period from inception on December 14, 2016 through October 31, 2017, outperforming the 2.42% return of the Bloomberg Barclays Global Aggregate ex USD (USD Hedged) Index (the Index). The Fund underperformed the 7.13% return of the Lipper International Income Funds Average

What were market conditions?

•

The close of 2016 was largely about the surprise result of the US presidential election, in which populist Donald Trump managed an electoral college win against former US Senator Hillary Clinton. Given that Trump campaigned on tax cuts and deregulation, bond investors responded by sending US intermediate- and longer-term interest rates higher and driving credit spreads tighter. Credit spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.

•

In the first quarter of 2017, US 10-year yields fell back somewhat, as market participants began to see that recent inflation increases were the result of a recovery in commodity prices, rather than the tightening of slack in the global labor markets and an overheating world economy. Emerging markets currencies rallied, interest rates broadly declined, and spreads continued to compress.

•

During the second quarter, the bond market focused on the potential downside of the Trump administration’s protectionist agenda, instead of the Federal Reserve’s (Fed) plans to shrink its balance sheet. Considering how difficult it was to find yield globally, investors spent the quarter looking for opportunities further out among spread sectors, with emerging markets debt drawing an especially large inflow of assets. (Spread sectors are corporate bonds, emerging markets debt, and other types of debt securities that provide extra yield (spread) over similar-maturity government bond sectors to compensate for the greater credit risk associated with investing in them.) Looking at various regions of emerging markets, the recession in Russia had ended, while fiscal and credit stimulus was boosting growth in Turkey. In Latin America, the recession in Brazil had given way to a moderate recovery, and concerns had eased about Mexico’s outlook, despite the US’s desire to renegotiate the North American Free Trade Agreement (NAFTA).

•

In the third quarter and through October 2017, overall economic growth rates remained somewhat below those recorded before the 2008-2009 financial crisis, but the global expansion became increasingly balanced across regions, with the US, the eurozone, Japan, and China all growing in tandem at above-potential rates. In this environment, US intermediate-term interest rates remained rather flat, but the front, or short-term, end of the US Treasury yield curve rose in anticipation of ongoing tighter monetary policy by the Fed. Spreads continued to compress because of the scarcity of yield globally and strong corporate earnings.

Prudential International Bond Fund	11

Strategy and Performance Overview (continued)

What worked?

•

During the reporting period, the Fund’s sector allocation emphasized global spread sectors rather than government bond sectors. The Fund outperformed the Index primarily because of strong sector and issuer selection across hard currency emerging markets sovereign debt, bonds in non-core European countries, high yield corporate bonds, and high-quality structured securities.

•

The Fund’s yield curve and duration positioning also helped performance. Within developed markets, this contribution was driven by the Fund’s positioning on the European, New Zealand, and Australian yield curves. Within emerging markets, gains were produced by positioning on Israeli, Hungarian, and Brazilian yield curves. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move.

•

Currency positions also added to relative returns, with tactical positioning in Mexico generating gains as the US dollar rallied in the wake of the US election. The Fund’s overweight positions compared to the Index in the Indian rupee and Russian ruble also bore fruit.

What didn’t work?

•	The Fund’s position in South Korean interest rates detracted from relative performance during the period.

•	Currency positions in the Japanese yen, British pound, and South Korean won had a negative impact on returns.

Did the Fund hold derivatives and how did they affect performance?

•

During the reporting period, the Fund utilized derivative instruments. Interest rate derivatives were additive to performance, currency derivatives were a contributor, and credit derivatives also had a positive impact. For additional information regarding the Fund’s derivative exposures please refer to the Fund’s Financial Statements.

Current outlook

•

PGIM Fixed Income maintains a positive view of credit sectors, and at the end of the reporting period, the Fund held positions in an array of spread sectors, including high yield corporate bonds, developed and emerging markets sovereign debt, and structured products, including commercial mortgage-backed securities (CMBS) and asset-backed securities.

•	The Fund is also overweight the debt of non-core European countries, as well as a select group of emerging markets issues, mostly sovereign debt.

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•	In terms of currency positioning, relative to the Index, the Fund holds underweight positions in the US dollar, Japanese yen, and Swiss franc while maintaining an overweight to the euro.

•

Additionally, the Fund maintains a select set of small allocations, both underweight and overweight, within emerging markets and “commodity” currencies. These include overweights in the Indian rupee, Russian ruble, Indonesian rupiah, and Mexican peso and underweights in the Taiwanese dollar, Singaporean dollar, and Israeli new shekel.

•

US government-related sectors, including Treasuries, agency bonds, and agency mortgage-backed securities, remain a significant underweight as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

Prudential International Bond Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2017. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

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period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential International Return Bond Fund		Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,033.90	0.99%	$5.08
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class C	Actual	$1,000.00	$1,029.90	1.74%	$8.90
	Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Class Q	Actual	$1,000.00	$1,035.20	0.74%	$3.80
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
Class Z	Actual	$1,000.00	$1,035.30	0.74%	$3.79
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2017, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2017 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

Prudential International Bond Fund	15

Schedule of Investments

as of October 31, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
LONG-TERM INVESTMENTS 95.5%

ASSET-BACKED SECURITIES 11.3%

Automobiles 0.4%

United States 0.4%
OneMain Direct Auto Receivables Trust, Series 2017-1A, Class C, 144A	3.910%		08/16/21		100	$99,811

Collaterlized Loan Obligations 10.6%

Cayman Islands 1.9%
Silver Creek CLO Ltd., Series 2014-1A, Class AR, 144A, 3 Month LIBOR + 1.240%	2.603	(c)	07/20/30		250	251,673
West CLO Ltd., Series 2012-1A, Class B, 144A, 3 Month LIBOR + 3.400%	4.778	(c)	10/30/23		250	250,061

						501,734

Netherlands 5.4%
Babson Euro CLO BV, Series 2015-1A, Class A2R, 144A^	1.100		10/25/29	EUR	250	291,213
Jubilee CLO BV, Series 2017-19A, Class A1, 144A^	—	(p)	07/15/30	EUR	250	291,212
North Westerly CLO BV, Series IV-A, Class A2R, 144A	1.250		01/15/26	EUR	250	291,385
St. Paul’s CLO DAC, Series 7A, Class B2, 144A	2.400		04/30/30	EUR	500	581,429

						1,455,239

United Kingdom 3.3%
Carlyle Global Market Strategies Euro CLO, Series 14-2A, Class A, 144A	2.250		08/15/27	EUR	750	877,860

Home Equity Loans 0.3%

United States 0.3%
CIM Trust, Series 2017-3, Class A1, 144A, 1 Month LIBOR + 2.000%	3.235	(c)	01/25/57		88	89,355

TOTAL ASSET-BACKED SECURITIES (cost $2,908,997)						3,023,999

CORPORATE BONDS 27.7%

Australia 0.9%
European Investment Bank, Sr. Unsec’d. Notes, EMTN	0.500		10/26/23	AUD	160	104,884
Transurban Finance Co. Pty Ltd., Sr. Sec’d. Notes, EMTN	2.000		08/28/25	EUR	100	124,957

						229,841

See Notes to Financial Statements.

Prudential International Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Austria 0.9%
Jab Holdings BV, Gtd. Notes	1.750%	05/25/23	EUR	200	$247,192

Brazil 0.5%
Petrobras Global Finance BV, Gtd. Notes	3.750	01/14/21	EUR	100	125,199

China 0.9%
State Grid Europe Development PLC, Gtd. Notes	1.500	01/26/22	EUR	200	240,884

France 1.2%
BNP Paribas SA, Sub. Notes, EMTN	2.250	01/11/27	EUR	100	122,194
TOTAL SA, Jr. Sub. Notes, EMTN	3.875	12/31/49	EUR	150	196,152

					318,346

Germany 3.0%
Allianz SE, Sub. Notes,	5.625	10/17/42	EUR	200	286,400
Commerzbank AG, Sub. Notes, EMTN	7.750	03/16/21	EUR	100	142,935
IHO Verwaltungs GmbH, Sr. Sec’d. Notes, Cash coupon 3.750% or PIK 4.500%	3.750	09/15/26	EUR	100	124,639
Nidda Healthcare Holding AG, Sr. Sec’d. Notes, 144A	3.500	09/30/24	EUR	100	119,234
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Sr. Sec’d. Notes	4.000	01/15/25	EUR	100	124,071

					797,279

Ireland 0.4%
Smurfit Kappa Acquisitions, Gtd. Notes	2.750	02/01/25	EUR	100	122,728

Italy 0.5%
Telecom Italia SpA Milano, Sr. Unsec’d. Notes, EMTN	3.250	01/16/23	EUR	100	130,200

Luxembourg 0.5%
B&M European Value Retail SA, Sr. Sec’d. Notes, 144A, MTN	4.125	02/01/22	GBP	100	137,685

Mexico 0.5%
Petroleos Mexicanos, Gtd. Notes	5.500	02/24/25	EUR	100	135,276

Netherlands 1.6%
Nederlandse Waterschapsbank NV, Sr. Unsec’d. Notes, EMTN	5.200	03/31/25	CAD	200	179,936
UPCB Finance IV Ltd., Sr. Sec’d. Notes	4.000	01/15/27	EUR	100	124,045
Ziggo Secured Finance BV, Sr. Sec’d. Notes	3.750	01/15/25	EUR	100	122,506

					426,487

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

Norway 0.4%
Silk Bidco AS, Sr. Sec’d. Notes	7.500%	02/01/22	EUR	100	$121,785

Russia 0.5%
Gazprom Oao Via Gaz Capital SA, Sr. Unsec’d. Notes, EMTN	3.389	03/20/20	EUR	100	122,892

Spain 0.9%
Merlin Properties Socimi SA, Sr. Unsec’d. Notes, EMTN	2.375	05/23/22	EUR	100	124,545
NH Hotel Group SA, Sr. Sec’d. Notes	3.750	10/01/23	EUR	100	123,372

					247,917

United Kingdom 4.8%
Arrow Global Finance PLC, Sr. Sec’d. Notes	5.125	09/15/24	GBP	100	137,808
Barclays PLC, Sub. Notes, EMTN	2.625	11/11/25	EUR	150	181,948
CPUK Finance Ltd., Sec’d. Notes, 144A	4.250	08/28/47	GBP	100	135,936
EI Group PLC, First Mortgage	6.375	02/15/22	GBP	100	142,459
FCE Bank PLC, Sr. Unsec’d. Notes, EMTN	1.615	05/11/23	EUR	150	183,088
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes, EMTN	2.000	03/08/23	EUR	100	122,321
Tesco PLC, Sr. Unsec’d. Notes, EMTN	5.000	03/24/23	GBP	80	119,992
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes	5.500	01/15/25	GBP	90	125,875
William Hill PLC, Gtd. Notes	4.875	09/07/23	GBP	100	138,525

					1,287,952

United States 10.2%
Adient Global Holdings Ltd., Gtd. Notes	3.500	08/15/24	EUR	100	122,979
American International Group, Inc., Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	119,082
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	100	133,637
Becton, Dickinson and Co., Sr. Unsec’d. Notes	0.368	06/06/19	EUR	100	117,344
Belden, Inc., Gtd. Notes	4.125	10/15/26	EUR	100	125,396
Catalent Pharma Solutions, Inc., Gtd. Notes	4.750	12/15/24	EUR	100	125,699
Discovery Communications LLC, Gtd. Notes	2.500	09/20/24	GBP	100	130,235
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	1.100	07/15/24	EUR	100	116,929
Hanesbrands Finance Luxembourg SCA, Gtd. Notes	3.500	06/15/24	EUR	100	125,792
International Game Technology PLC, Sr. Sec’d. Notes	4.750	02/15/23	EUR	100	131,337
Kraft Heinz Foods Co., Gtd. Notes	2.250	05/25/28	EUR	100	121,314
LKQ Italia Bondco SpA, Gtd. Notes	3.875	04/01/24	EUR	100	128,772
Morgan Stanley, Sr. Unsec’d. Notes, GMTN	1.000	12/02/22	EUR	200	238,920
PVH Corp., Sr. Unsec’d. Notes	3.625	07/15/24	EUR	100	128,761

See Notes to Financial Statements.

Prudential International Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
CORPORATE BONDS (Continued)

United States (cont’d.)
Quintiles IMS, Inc., Gtd. Notes	3.500%	10/15/24	EUR	100	$122,474
Spectrum Brands, Inc., Gtd. Notes	4.000	10/01/26	EUR	100	123,456
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	1.400	01/23/26	EUR	100	118,243
VWR Funding, Inc., Gtd. Notes	4.625	04/15/22	EUR	100	121,197
Xylem, Inc., Sr. Unsec’d. Notes	2.250	03/11/23	EUR	100	125,268
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	1.414	12/13/22	EUR	100	120,692
Sr. Unsec’d. Notes	2.425	12/13/26	EUR	100	124,650

					2,722,177

TOTAL CORPORATE BONDS (cost $6,673,455)					7,413,840

FOREIGN GOVERNMENT BONDS 52.7%

Argentina 0.9%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	3.875	01/15/22	EUR	100	120,399
Unsec’d. Notes	5.000	01/15/27	EUR	100	117,504

					237,903

Australia 0.1%
Australia Government Bond, Sr. Unsec’d. Notes	3.000	03/21/47	AUD	50	35,110

Belgium 5.2%
Kingdom of Belgium Government Bond, Unsec’d. Notes	4.000	03/28/22	EUR	1,000	1,390,850

Brazil 1.4%
Brazilian Government International Bond, Sr. Unsec’d. Notes	2.875	04/01/21	EUR	300	373,043

Bulgaria 1.3%
Bulgaria Government International Bond, Sr. Unsec’d. Notes	2.950	09/03/24	EUR	260	347,533

Canada 0.7%
Province of British Columbia, Unsec’d. Notes	7.875	11/30/23	CAD	200	200,148

Colombia 1.0%
Colombia Government International Bond, Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	200	269,638

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
FOREIGN GOVERNMENT BONDS (Continued)

Cyprus 2.4%
Cyprus Government International Bond, Sr. Unsec’d. Notes, EMTN	3.750%		07/26/23	EUR	485	$650,027

France 4.5%
French Republic Government Bond OAT, Bonds	3.000		04/25/22	EUR	900	1,205,292

Greece 3.2%
Hellenic Republic Government Bond,
Bonds	3.000	(cc)	02/24/23	EUR	50	55,183
Bonds	3.000	(cc)	02/24/24	EUR	125	135,310
Bonds	3.000	(cc)	02/24/25	EUR	85	90,610
Bonds	3.000	(cc)	02/24/26	EUR	45	47,176
Bonds	3.000	(cc)	02/24/27	EUR	195	200,774
Bonds	3.000	(cc)	02/24/28	EUR	60	59,948
Bonds	3.000	(cc)	02/24/29	EUR	50	48,802
Bonds	3.000	(cc)	02/24/31	EUR	140	131,734
Bonds	-	(p)	10/15/42	EUR	4,155	16,940
Sr. Unsec’d. Notes, 144A	4.375		08/01/22	EUR	60	69,768

						856,245

Hungary 0.4%
Hungary Government International Bond, Sr. Unsec’d. Notes	5.750		06/11/18	EUR	100	120,562

Indonesia 1.6%
Indonesia Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.150		07/18/24	EUR	140	168,705
Sr. Unsec’d. Notes, MTN	3.750		06/14/28	EUR	200	263,932

						432,637

Ireland 0.8%
Ireland Government Bond, Bonds	2.400		05/15/30	EUR	150	202,436

Israel 0.4%
Israel Government International Bond, Sr. Unsec’d. Notes, EMTN	1.500		01/18/27	EUR	100	119,252

Italy 6.9%
Italy Buoni Poliennali del Tesoro,
Bonds	2.050		08/01/27	EUR	140	166,471
Bonds	3.750		09/01/24	EUR	640	868,959

See Notes to Financial Statements.

Prudential International Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value
FOREIGN GOVERNMENT BONDS (Continued)

Italy (cont’d.)
Italy Buoni Poliennali del Tesoro, (cont’d.)
Bonds	4.500%	03/01/26	EUR	455	$653,053
Bonds, TIPS	1.650	04/23/20	EUR	130	160,768

					1,849,251

Mexico 1.0%
Mexico Government International Bond, Sr. Unsec’d. Notes	2.750	04/22/23	EUR	200	254,776

Norway 1.0%
Kommunalbanken AS, Sr. Unsec’d. Notes, EMTN	5.320	03/05/18	NZD	400	276,104

Peru 1.1%
Peruvian Government International Bond, Sr. Unsec’d. Notes	3.750	03/01/30	EUR	200	281,917

Portugal 3.6%
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	300	396,348
Sr. Unsec’d. Notes, 144A	5.650	02/15/24	EUR	390	574,211

					970,559

Romania 0.9%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.375	04/19/27	EUR	100	118,326
Sr. Unsec’d. Notes, MTN	3.875	10/29/35	EUR	100	125,765

					244,091

South Korea 1.4%
Export-import Bank of Korea,
Sr. Unsec’d. Notes, EMTN	2.000	04/30/20	EUR	100	121,755
Sr. Unsec’d. Notes, EMTN^	4.460	09/26/19	NZD	200	139,604
Sr. Unsec’d. Notes, MTN	3.500	07/28/21	NZD	150	102,520

					363,879

Spain 6.5%
Instituto de Credito Oficial, Gov’t. Gtd. Notes, EMTN	5.000	03/31/20	CAD	160	131,319
Spain Government Bond,
Sr. Unsec’d. Notes, 144A	1.450	10/31/27	EUR	265	308,431
Sr. Unsec’d. Notes, 144A	4.650	07/30/25	EUR	870	1,290,923

					1,730,673

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value
FOREIGN GOVERNMENT BONDS (Continued)

Turkey 0.8%
Turkey Government Bond, Bonds	9.000%		07/24/24	TRY	90	$20,973
Turkey Government International Bond, Sr. Unsec’d. Notes	4.125		04/11/23	EUR	155	194,118

						215,091

United Kingdom 5.5%
United Kingdom Gilt, Bonds(k)	4.250		03/07/36	GBP	800	1,464,249

United States 0.1%
Indonesia Government AID Bond, Gov’t. Gtd. Notes	8.900		06/01/21		20	23,146

TOTAL FOREIGN GOVERNMENT BONDS (cost $12,780,065)						14,114,412

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.8%
Alba PLC (United Kingdom), Series 2007-1, Class B	0.573	(cc)	03/17/39	GBP	88	107,804
Newgate Funding (United Kingdom),
Series 2006-2, Class M	0.556	(cc)	12/01/50	GBP	164	204,527
Series 2007-2X, Class A3	0.487	(cc)	12/15/50	GBP	100	121,934
Paragon Mortgages PLC (United Kingdom),
Series 10X, Class B1A	0.867	(cc)	06/15/41	GBP	111	137,809
Series 12X, Class B1A	0.760	(cc)	11/15/38	GBP	100	124,647
Series 12X, Class B1B 3 Month EURIBOR + 0.480%	0.151	(c)	11/15/38	EUR	100	108,988
Ripon (United Kingdom), Series 2017-1A, Class B1	1.482	(cc)	08/20/56	GBP	100	132,663
RMAC Securities PLC (United Kingdom), Series 2006-NS3X, Class M1C	0.000	(cc)	06/12/44	EUR	69	74,974

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $960,697)						1,013,346

TOTAL LONG-TERM INVESTMENTS (cost $23,323,214)						25,565,597

See Notes to Financial Statements.

Prudential International Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2017

Description	Shares	Value
SHORT-TERM INVESTMENTS 1.0%

AFFILIATED MUTUAL FUND 0.8%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $212,885)(w)	212,885	$212,885

TOTAL OPTIONS PURCHASED* 0.2% (cost $70,812)		54,191

TOTAL SHORT-TERM INVESTMENTS (cost $283,697)		267,076

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 96.5% (cost $23,617,602)		25,832,673

TOTAL OPTIONS WRITTEN* (0.3)% (premiums received $110,222)		(92,860)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 96.2% (cost $23,496,689)		25,739,813
Other assets in excess of liabilities(z) 3.8%		1,027,250

NET ASSETS 100.0%		$26,767,063

The following abbreviations are used in the annual report:

A—Annual payment frequency for swaps

D—Daily payment frequency for swaps

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

BBSW—Australian Bank Bill Swap Reference Rate

BROIS—Brazil Overnight Interbank Deposit

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

HICP—Harmonized Index of Consumer Prices

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OAT—Obligations Assimiilables du Tresor (French Treasury Bond)

See Notes to Financial Statements.

24

OTC—Over-the-counter

PIK—Payment-in-Kind

STIBOR—Stockholm Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

TIPS—Treasury Inflation-Protected Securities

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi (offshore)

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—United States Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $722,029 and 2.7% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2017.
(cc)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2017. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

Prudential International Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2017

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2017.
(s)	Represents zero coupon bond or principal only securities. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end, with the exception of options which are included in total investments, net of options written, at market value:

OTC Options Purchased:

Description	Call/ Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.40	—	EUR	100	$15,604
Currency Option EUR vs TRY	Call	BNP Paribas	02/26/18	6.00	—	EUR	500	653
Currency Option EUR vs ZAR	Call	BNP Paribas	11/28/17	22.00	—	EUR	400	9
Currency Option USD vs BRL	Call	BNP Paribas	02/26/18	5.50	—		1,000	108
Currency Option USD vs BRL	Call	JPMorgan Chase	09/26/18	4.75	—		750	3,843
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	19.25	—		300	11,887

								$32,104

OTC Options Written:

Description	Call/ Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs BRL	Call	Citigroup Global Markets	04/04/18	3.80	—	EUR	100	$(5,583)
Currency Option EUR vs TRY	Call	BNP Paribas	04/26/19	6.00	—	EUR	500	(23,133)
Currency Option EUR vs ZAR	Call	BNP Paribas	09/26/18	22.00	—	EUR	400	(6,927)
Currency Option USD vs BRL	Call	Morgan Stanley	09/26/18	4.75	—		750	(3,843)
Currency Option USD vs BRL	Call	Hong Kong & Shanghai Bank	04/26/19	5.00	—		500	(6,438)
Currency Option USD vs BRL	Call	Hong Kong & Shanghai Bank	02/26/18	5.50	—		500	(54)

See Notes to Financial Statements.

26

OTC Options Written (continued):

Description	Call/ Put	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount (000)#		Value
Currency Option USD vs MXN	Call	Citigroup Global Markets	03/23/18	21.25	—		300	$(3,160)
Currency Option EUR vs BRL	Put	Citigroup Global Markets	04/04/18	3.20	—	EUR	100	(21)
Currency Option USD vs MXN	Put	Citigroup Global Markets	03/23/18	17.75	—		300	(702)

								$(49,861)

OTC Swaptions Purchased:

Description	Call/ Put	Counterparty	Expiration Date	Strike Price		Receive	Pay	Notional Amount (000)#		Value
5 Year x 10 Year Interest Rate Swap, 04/17/2033	Call	JPMorgan Chase	04/12/18		1.80%	1.80%(Q)	3 Month LIBOR(Q)		950	$510
5 Year x 10 Year Interest Rate Swap, 10/16/2033	Call	JPMorgan Chase	10/12/18		2.60%	2.60%(Q)	3 Month LIBOR(Q)		950	15,279
iTraxx.FINSR.28.V1, 12/20/2022	Call	Citigroup Global Markets	11/15/17	EUR	50.00	1.00%(Q)	iTraxx.FINSR. 28.V1(Q)	EUR	10,000	5,153
iTraxx.FINSR.28.V1, 12/20/2022	Put	Citigroup Global Markets	11/15/17	EUR	67.50	iTraxx.FINSR. 28.V1(Q)	1.00%(Q)	EUR	10,000	303
iTraxx.XO.28.V1, 12/20/2022	Put	BNP Paribas	12/20/17	EUR	400.00	iTraxx.XO. 28.V1(Q)	5.00%(Q)	EUR	3,000	842

										$22,087

OTC Swaptions Written:

Description	Call/ Put	Counterparty	Expiration Date	Strike Price	Receive	Pay	Notional Amount (000)#	Value
5 Year x 10 Year Interest Rate Swap, 10/16/2033	Call	JPMorgan Chase	10/12/18	2.30%	3 Month LIBOR(Q)	2.30%(Q)	950	$(8,257)
5 Year x 10 Year Interest Rate Swap, 10/16/2033	Call	JPMorgan Chase	10/12/18	2.10%	3 Month LIBOR(Q)	2.10%(Q)	950	(5,284)

See Notes to Financial Statements.

Prudential International Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2017

OTC Swaptions Written (continued):

Description	Call/ Put	Counter party	Expiration Date	Strike Price	Receive	Pay	Notional Amount (000)#	Value
iTraxx.FINSR.28.V1, 12/20/2022	Call	Citigroup Global Markets	11/15/17	EUR 55.00	iTraxx.FINSR.28.V1(Q)	1.00%(Q)	EUR 10,000	$(23,735)
iTraxx.FINSR.28.V1, 12/20/2022	Put	Citigroup Global Markets	11/15/17	EUR 90.00	1.00%(Q)	iTraxx.FINSR.28.V1(Q)	EUR 10,000	(7)
iTraxx.XO.28.V1, 12/20/2022	Put	BNP Paribas	03/21/18	EUR 400.00	5.00%(S)	iTraxx.XO.28.V1(Q)	EUR 3,000	(5,716)

								$(42,999)

Futures contracts outstanding at October 31, 2017:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
28	5 Year U.S. Treasury Notes	Dec. 2017	$3,278,625	$3,281,250	$2,625
7	10 Year Australian Treasury Bonds	Dec. 2017	5,277,228	5,283,200	5,972
2	10 Year Japanese Bonds	Dec. 2017	2,644,914	2,646,673	1,759
3	10 Year U.K. Gilt	Dec. 2017	494,628	495,385	757
42	10 Year U.S. Treasury Notes	Dec. 2017	5,236,280	5,247,375	11,095
1	10 Year U.S. Ultra Treasury Notes	Dec. 2017	133,516	133,922	406
2	30 Year Euro Buxl	Dec. 2017	379,275	387,010	7,735
11	30 Year U.S. Ultra Treasury Bonds	Dec. 2017	1,798,214	1,812,594	14,380
3	Euro-BTP Italian Government Bond	Dec. 2017	477,495	487,804	10,309

					55,038

	Short Positions:
16	2 Year U.S. Treasury Notes	Dec. 2017	3,446,163	3,445,750	413
27	5 Year Euro-Bobl	Dec. 2017	4,126,992	4,144,604	(17,612)
11	10 Year Euro-Bund	Dec. 2017	2,065,721	2,085,372	(19,651)
7	20 Year U.S. Treasury Bonds	Dec. 2017	1,061,812	1,067,281	(5,469)
89	Euro Schatz DUA Index	Dec. 2017	11,628,844	11,638,693	(9,849)

					(52,168)

					$2,870

Cash and foreign currency of $340,039 has been segregated with JPMorgan Chase to cover requirements for open futures contracts at October 31, 2017.

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Argentine Peso,
Expiring 11/21/17	Citigroup Global Markets	ARS	2,616	$147,479	$146,156	$(1,323)
Australian Dollar,
Expiring 01/12/18	Barclays Capital Group	AUD	49	38,800	37,706	(1,094)
Expiring 01/12/18	Barclays Capital Group	AUD	50	38,925	38,111	(814)
Expiring 01/12/18	Barclays Capital Group	AUD	132	104,200	101,152	(3,048)
Expiring 01/12/18	Citigroup Global Markets	AUD	50	38,925	38,086	(839)
Expiring 01/12/18	JPMorgan Chase	AUD	51	39,934	38,878	(1,056)
Expiring 01/12/18	UBS AG	AUD	49	38,800	37,654	(1,146)
Expiring 01/12/18	UBS AG	AUD	51	39,934	38,779	(1,155)
Expiring 01/12/18	UBS AG	AUD	54	42,600	41,383	(1,217)
Expiring 04/27/18	Citigroup Global Markets	AUD	33	25,584	25,173	(411)
Brazilian Real,
Expiring 11/03/17	Barclays Capital Group	BRL	218	66,497	66,584	87
Expiring 11/03/17	Citigroup Global Markets	BRL	99	30,102	30,141	39
Expiring 11/03/17	Citigroup Global Markets	BRL	33	10,614	10,182	(432)
Expiring 11/03/17	Citigroup Global Markets	BRL	148	46,346	45,221	(1,125)
Expiring 11/03/17	Citigroup Global Markets	BRL	215	65,695	65,781	86
Expiring 11/03/17	Citigroup Global Markets	BRL	287	87,600	87,714	114
Expiring 11/03/17	Citigroup Global Markets	BRL	344	107,324	105,034	(2,290)
Expiring 11/03/17	UBS AG	BRL	127	39,619	38,901	(718)
Expiring 11/03/17	UBS AG	BRL	167	53,667	50,881	(2,786)
Expiring 01/31/18	Citigroup Global Markets	BRL	23	7,000	6,970	(30)
Expiring 02/02/18	Citigroup Global Markets	BRL	287	86,522	86,690	168
Expiring 07/31/18	UBS AG	BRL	220	65,859	64,959	(900)
Expiring 09/28/18	JPMorgan Chase	BRL	99	30,000	29,161	(839)
Expiring 04/30/19	JPMorgan Chase	BRL	98	28,206	27,813	(393)
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	72	95,700	96,335	635
Expiring 01/26/18	UBS AG	GBP	22	29,000	29,007	7
Canadian Dollar,
Expiring 01/12/18	Barclays Capital Group	CAD	50	39,943	38,635	(1,308)
Expiring 01/12/18	Barclays Capital Group	CAD	50	39,943	38,697	(1,246)
Expiring 01/12/18	Citigroup Global Markets	CAD	66	52,858	51,189	(1,669)
Expiring 01/12/18	JPMorgan Chase	CAD	66	53,300	51,525	(1,775)
Expiring 01/12/18	UBS AG	CAD	42	33,072	32,221	(851)
Colombian Peso,
Expiring 12/18/17	Citigroup Global Markets	COP	106,671	36,099	34,904	(1,195)
Expiring 12/18/17	Citigroup Global Markets	COP	196,115	66,892	64,171	(2,721)

See Notes to Financial Statements.

Prudential International Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Czech Koruna,
Expiring 01/08/18	UBS AG	CZK	2,151	$98,508	$98,115	$(393)
Expiring 01/08/18	UBS AG	CZK	2,151	98,538	98,115	(423)
Euro,
Expiring 01/26/18	Hong Kong & Shanghai Bank	EUR	34	39,900	39,362	(538)
Expiring 01/31/18	Hong Kong & Shanghai Bank	EUR	34	40,622	40,238	(384)
Expiring 01/31/18	UBS AG	EUR	16	19,000	18,911	(89)
Expiring 01/31/18	UBS AG	EUR	13	15,000	14,854	(146)
Expiring 01/31/18	UBS AG	EUR	12	14,000	13,807	(193)
Hungarian Forint,
Expiring 01/24/18	Goldman Sachs & Co.	HUF	55,498	213,076	208,553	(4,523)
Indian Rupee,
Expiring 11/03/17	Barclays Capital Group	INR	2,870	44,000	44,288	288
Expiring 11/03/17	Citigroup Global Markets	INR	21,320	331,853	329,030	(2,823)
Expiring 11/03/17	Citigroup Global Markets	INR	1,248	19,000	19,256	256
Expiring 11/03/17	UBS AG	INR	14,214	219,685	219,353	(332)
Expiring 01/30/18	Bank of America	INR	11,175	170,466	170,571	105
Expiring 01/30/18	Citigroup Global Markets	INR	7,891	120,110	120,452	342
Expiring 01/30/18	Morgan Stanley	INR	11,175	169,844	170,571	727
Indonesian Rupiah,
Expiring 11/16/17	Citigroup Global Markets	IDR	532,233	40,339	39,190	(1,149)
Expiring 11/16/17	Citigroup Global Markets	IDR	253,836	18,802	18,691	(111)
Expiring 02/12/18	Morgan Stanley	IDR	3,093,994	226,118	225,832	(286)
Japanese Yen,
Expiring 01/26/18	Barclays Capital Group	JPY	10,912	96,900	96,411	(489)
Expiring 01/26/18	UBS AG	JPY	10,554	93,045	93,252	207
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	5,253	289,664	273,491	(16,173)
Expiring 11/10/17	JPMorgan Chase	MXN	475	26,600	24,733	(1,867)
Expiring 03/27/18	Citigroup Global Markets	MXN	2,387	120,000	121,429	1,429
New Taiwanese Dollar,
Expiring 11/08/17	Barclays Capital Group	TWD	1,731	57,000	57,419	419
Expiring 11/08/17	Barclays Capital Group	TWD	3,426	113,000	113,624	624
Expiring 11/08/17	Citigroup Global Markets	TWD	603	20,000	20,001	1
Expiring 11/08/17	Citigroup Global Markets	TWD	815	27,000	27,046	46
Expiring 11/08/17	Citigroup Global Markets	TWD	1,581	53,200	52,444	(756)
Expiring 11/08/17	UBS AG	TWD	1,886	62,000	62,565	565

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
New Zealand Dollar,
Expiring 01/12/18	Barclays Capital Group	NZD	37	$26,850	$25,612	$(1,238)
Expiring 01/12/18	UBS AG	NZD	28	19,000	18,978	(22)
Expiring 01/12/18	UBS AG	NZD	37	26,851	25,543	(1,308)
Expiring 01/12/18	UBS AG	NZD	82	55,800	55,850	50
Expiring 01/12/18	UBS AG	NZD	115	79,744	78,383	(1,361)
Norwegian Krone,
Expiring 01/24/18	Citigroup Global Markets	NOK	571	71,894	70,079	(1,815)
Philippine Peso,
Expiring 12/15/17	Citigroup Global Markets	PHP	2,247	43,774	43,390	(384)
Expiring 12/15/17	UBS AG	PHP	2,041	40,104	39,418	(686)
Expiring 12/15/17	UBS AG	PHP	4,094	79,000	79,079	79
Expiring 01/25/18	Citigroup Global Markets	PHP	5,234	102,529	100,847	(1,682)
Polish Zloty,
Expiring 01/24/18	Barclays Capital Group	PLN	540	150,210	148,364	(1,846)
Russian Ruble,
Expiring 11/17/17	Citigroup Global Markets	RUB	1,979	32,763	33,744	981
Expiring 11/17/17	Citigroup Global Markets	RUB	2,013	33,324	34,323	999
Expiring 11/17/17	Citigroup Global Markets	RUB	2,015	33,324	34,353	1,029
Expiring 01/12/18	JPMorgan Chase	RUB	18,396	312,317	310,568	(1,749)
Singapore Dollar,
Expiring 11/13/17	Citigroup Global Markets	SGD	40	30,000	29,493	(507)
Expiring 11/13/17	Citigroup Global Markets	SGD	65	48,000	47,529	(471)
Expiring 11/13/17	Citigroup Global Markets	SGD	104	77,000	76,122	(878)
Expiring 11/13/17	UBS AG	SGD	95	70,725	69,694	(1,031)
Expiring 11/13/17	UBS AG	SGD	95	70,725	69,703	(1,022)
Expiring 11/13/17	UBS AG	SGD	165	122,300	121,192	(1,108)
South African Rand,
Expiring 12/15/17	Citigroup Global Markets	ZAR	2,216	160,700	155,489	(5,211)
Expiring 01/31/18	Citigroup Global Markets	ZAR	171	12,000	11,898	(102)
South Korean Won,
Expiring 11/17/17	JPMorgan Chase	KRW	64,155	56,900	57,267	367
Expiring 11/17/17	UBS AG	KRW	66,284	59,000	59,168	168
Swedish Krona,
Expiring 01/24/18	Citigroup Global Markets	SEK	776	92,980	93,208	228
Expiring 01/24/18	JPMorgan Chase	SEK	622	76,743	74,734	(2,009)
Thai Baht,
Expiring 11/10/17	Citigroup Global Markets	THB	1,998	60,000	60,157	157
Expiring 11/10/17	Citigroup Global Markets	THB	2,356	71,000	70,924	(76)

See Notes to Financial Statements.

Prudential International Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Turkish Lira,
Expiring 12/15/17	Hong Kong & Shanghai Bank	TRY	870	$245,023	$226,205	$(18,818)
Expiring 01/31/18	Citigroup Global Markets	TRY	39	10,001	9,957	(44)

				$6,954,890	$6,858,669	$(96,221)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/12/18	Barclays Capital Group	AUD	69	$53,700	$52,540	$1,160
Expiring 01/12/18	Barclays Capital Group	AUD	69	53,700	52,499	1,201
Expiring 01/12/18	Citigroup Global Markets	AUD	191	148,337	145,808	2,529
Expiring 01/12/18	Citigroup Global Markets	AUD	62	47,800	47,512	288
Expiring 01/12/18	Citigroup Global Markets	AUD	55	43,000	42,038	962
Expiring 01/12/18	Citigroup Global Markets	AUD	52	39,850	39,584	266
Expiring 01/12/18	Citigroup Global Markets	AUD	51	39,686	39,151	535
Expiring 01/12/18	Citigroup Global Markets	AUD	51	39,686	39,136	550
Expiring 01/12/18	Citigroup Global Markets	AUD	48	37,550	36,975	575
Expiring 01/12/18	UBS AG	AUD	102	79,325	77,827	1,498
Expiring 01/12/18	UBS AG	AUD	52	39,850	39,581	269
Expiring 01/12/18	UBS AG	AUD	22	17,000	17,003	(3)
Brazilian Real,
Expiring 11/03/17	Barclays Capital Group	BRL	218	67,058	66,584	474
Expiring 11/03/17	Citigroup Global Markets	BRL	344	104,898	105,034	(136)
Expiring 11/03/17	Citigroup Global Markets	BRL	287	87,517	87,714	(197)
Expiring 11/03/17	Citigroup Global Markets	BRL	215	66,988	65,781	1,207
Expiring 11/03/17	Citigroup Global Markets	BRL	148	45,162	45,221	(59)
Expiring 11/03/17	Citigroup Global Markets	BRL	99	31,000	30,141	859
Expiring 11/03/17	Citigroup Global Markets	BRL	33	10,169	10,182	(13)
Expiring 11/03/17	UBS AG	BRL	167	50,815	50,881	(66)
Expiring 11/03/17	UBS AG	BRL	127	38,850	38,901	(51)
Expiring 01/31/18	UBS AG	BRL	26	8,000	8,001	(1)
Expiring 09/28/18	Morgan Stanley	BRL	314	90,000	92,037	(2,037)
Expiring 04/30/19	Hong Kong & Shanghai Bank	BRL	211	58,000	59,767	(1,767)
British Pound,
Expiring 01/26/18	Citigroup Global Markets	GBP	1,202	1,597,424	1,601,143	(3,719)
Expiring 01/26/18	UBS AG	GBP	1,202	1,597,731	1,601,144	(3,413)
Expiring 01/26/18	UBS AG	GBP	180	237,809	239,823	(2,014)

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Canadian Dollar,
Expiring 01/12/18	Barclays Capital Group	CAD	130	$104,200	$100,978	$3,222
Expiring 01/12/18	Barclays Capital Group	CAD	18	14,000	13,920	80
Expiring 01/12/18	Citigroup Global Markets	CAD	64	51,450	50,019	1,431
Expiring 01/12/18	Citigroup Global Markets	CAD	63	50,000	48,741	1,259
Expiring 01/12/18	Hong Kong & Shanghai Bank	CAD	64	51,450	49,998	1,452
Expiring 01/12/18	JPMorgan Chase	CAD	52	41,150	40,208	942
Expiring 01/12/18	JPMorgan Chase	CAD	52	41,150	40,070	1,080
Expiring 01/12/18	UBS AG	CAD	502	401,661	389,348	12,313
Expiring 01/12/18	UBS AG	CAD	119	93,044	92,517	527
Expiring 01/12/18	UBS AG	CAD	72	55,800	55,784	16
Expiring 01/12/18	UBS AG	CAD	59	46,000	45,960	40
Expiring 01/12/18	UBS AG	CAD	25	19,038	19,024	14
Chilean Peso,
Expiring 01/17/18	Barclays Capital Group	CLP	21,427	34,000	33,630	370
Expiring 01/17/18	Citigroup Global Markets	CLP	37,578	59,627	58,979	648
Chinese Renminbi,
Expiring 01/26/18	Citigroup Global Markets	CNH	491	73,401	73,520	(119)
Colombian Peso,
Expiring 12/18/17	Barclays Capital Group	COP	135,907	46,000	44,470	1,530
Expiring 12/18/17	Citigroup Global Markets	COP	198,820	66,988	65,056	1,932
Czech Koruna,
Expiring 01/08/18	Citigroup Global Markets	CZK	1,316	60,000	60,032	(32)
Euro,
Expiring 01/26/18	Citigroup Global Markets	EUR	8,298	9,848,855	9,717,127	131,728
Expiring 01/26/18	Citigroup Global Markets	EUR	80	92,980	93,477	(497)
Expiring 01/26/18	Citigroup Global Markets	EUR	58	67,169	67,562	(393)
Expiring 01/26/18	Citigroup Global Markets	EUR	58	67,325	67,562	(237)
Expiring 01/26/18	UBS AG	EUR	8,298	9,851,312	9,717,128	134,184
Expiring 01/26/18	UBS AG	EUR	101	117,818	117,841	(23)
Expiring 01/26/18	UBS AG	EUR	24	28,000	28,164	(164)
Expiring 01/31/18	Citigroup Global Markets	EUR	14	16,001	16,033	(32)
Indian Rupee,
Expiring 11/03/17	Bank of America	INR	11,175	172,159	172,458	(299)
Expiring 11/03/17	Citigroup Global Markets	INR	7,891	121,293	121,784	(491)
Expiring 11/03/17	Citigroup Global Markets	INR	5,289	82,000	81,623	377
Expiring 11/03/17	Citigroup Global Markets	INR	4,121	64,000	63,604	396
Expiring 01/30/18	Morgan Stanley	INR	11,175	171,552	172,458	(906)

See Notes to Financial Statements.

Prudential International Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2017

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Israeli Shekel,
Expiring 01/24/18	Citigroup Global Markets	ILS	296	$84,612	$84,346	$266
Expiring 01/24/18	Citigroup Global Markets	ILS	234	67,059	66,737	322
Japanese Yen,
Expiring 01/26/18	Barclays Capital Group	JPY	6,634	58,602	58,612	(10)
Expiring 01/26/18	Citigroup Global Markets	JPY	34,749	306,561	307,023	(462)
Expiring 01/26/18	Citigroup Global Markets	JPY	6,012	53,139	53,119	20
Expiring 01/26/18	UBS AG	JPY	2,949	26,001	26,058	(57)
Expiring 04/27/18	Goldman Sachs & Co.	JPY	4,863	43,136	43,186	(50)
Mexican Peso,
Expiring 11/10/17	Citigroup Global Markets	MXN	599	33,335	31,199	2,136
Expiring 11/10/17	JPMorgan Chase	MXN	705	37,000	36,725	275
Expiring 11/10/17	UBS AG	MXN	405	21,000	21,102	(102)
New Taiwanese Dollar,
Expiring 11/08/17	Barclays Capital Group	TWD	1,176	39,000	39,021	(21)
Expiring 11/08/17	Citigroup Global Markets	TWD	10,283	340,734	341,091	(357)
Expiring 11/08/17	Citigroup Global Markets	TWD	1,210	39,989	40,150	(161)
Expiring 11/08/17	UBS AG	TWD	2,548	85,000	84,508	492
New Zealand Dollar,
Expiring 01/12/18	Barclays Capital Group	NZD	686	485,709	469,096	16,613
Expiring 01/12/18	Citigroup Global Markets	NZD	75	52,858	51,182	1,676
Expiring 01/12/18	JPMorgan Chase	NZD	111	76,513	76,086	427
Expiring 01/12/18	JPMorgan Chase	NZD	76	53,246	51,973	1,273
Expiring 01/12/18	JPMorgan Chase	NZD	76	53,246	51,871	1,375
Norwegian Krone,
Expiring 01/24/18	Bank of America	NOK	128	16,100	15,717	383
Expiring 01/24/18	Barclays Capital Group	NOK	159	19,967	19,459	508
Expiring 01/24/18	UBS AG	NOK	158	19,967	19,414	553
Expiring 01/24/18	UBS AG	NOK	128	16,100	15,733	367
Peruvian Nuevo Sol,
Expiring 01/12/18	Citigroup Global Markets	PEN	407	123,829	124,659	(830)
Philippine Peso,
Expiring 12/15/17	Barclays Capital Group	PHP	3,793	74,000	73,250	750
Expiring 12/15/17	UBS AG	PHP	4,638	90,000	89,585	415
Polish Zloty,
Expiring 01/24/18	Citigroup Global Markets	PLN	245	66,996	67,354	(358)
Russian Ruble,
Expiring 11/17/17	Citigroup Global Markets	RUB	1,857	32,000	31,661	339
Expiring 01/12/18	Barclays Capital Group	RUB	7,480	127,611	126,277	1,334
Expiring 01/12/18	Barclays Capital Group	RUB	3,801	64,225	64,177	48
Expiring 01/12/18	Barclays Capital Group	RUB	3,785	64,225	63,894	331

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d):
Singapore Dollar,
Expiring 11/13/17	Citigroup Global Markets	SGD	166	$122,301	$121,619	$682
Expiring 11/13/17	Citigroup Global Markets	SGD	139	102,001	101,829	172
Expiring 11/13/17	Morgan Stanley	SGD	392	288,057	287,715	342
Expiring 11/13/17	UBS AG	SGD	108	79,650	79,314	336
Expiring 11/13/17	UBS AG	SGD	91	66,881	66,584	297
South African Rand,
Expiring 12/15/17	UBS AG	ZAR	1,043	77,698	73,191	4,507
Expiring 12/15/17	UBS AG	ZAR	1,043	77,698	73,191	4,507
Expiring 01/31/18	Bank of America	ZAR	57	4,091	3,971	120
Expiring 01/31/18	UBS AG	ZAR	158	11,000	11,027	(27)
Expiring 01/31/18	UBS AG	ZAR	142	10,000	9,880	120
South Korean Won,
Expiring 11/17/17	Citigroup Global Markets	KRW	63,638	56,000	56,807	(807)
Expiring 11/17/17	Citigroup Global Markets	KRW	54,636	48,000	48,771	(771)
Expiring 11/17/17	Citigroup Global Markets	KRW	5,555	4,879	4,958	(79)
Swedish Krona,
Expiring 01/24/18	Barclays Capital Group	SEK	162	19,967	19,456	511
Expiring 01/24/18	Citigroup Global Markets	SEK	258	31,000	31,033	(33)
Expiring 01/24/18	Hong Kong & Shanghai Bank	SEK	169	20,800	20,309	491
Expiring 01/24/18	UBS AG	SEK	169	20,800	20,261	539
Expiring 01/24/18	UBS AG	SEK	162	19,967	19,406	561
Swiss Franc,
Expiring 01/26/18	Bank of America	CHF	175	177,944	176,726	1,218
Expiring 01/26/18	Citigroup Global Markets	CHF	95	95,700	95,656	44
Expiring 01/26/18	JPMorgan Chase	CHF	175	177,956	176,726	1,230
Expiring 01/26/18	UBS AG	CHF	350	355,375	353,450	1,925
Expiring 01/26/18	UBS AG	CHF	15	15,000	14,992	8
Thai Baht,
Expiring 11/10/17	Citigroup Global Markets	THB	2,428	73,045	73,079	(34)
Turkish Lira,
Expiring 12/15/17	UBS AG	TRY	253	66,988	65,712	1,276
Expiring 12/15/17	UBS AG	TRY	96	25,000	24,906	94
Expiring 12/15/17	UBS AG	TRY	84	23,000	21,783	1,217
Expiring 01/31/18	UBS AG	TRY	47	12,000	12,052	(52)
Expiring 01/31/18	UBS AG	TRY	31	8,000	7,891	109
Expiring 01/31/18	UBS AG	TRY	27	7,000	7,019	(19)
Expiring 04/30/19	BNP Paribas	TRY	108	24,932	24,429	503
Expiring 04/30/19	BNP Paribas	TRY	23	5,330	5,224	106

				$31,540,148	$31,204,315	335,833

						$239,612

See Notes to Financial Statements.

Prudential International Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2017

Cross currency exchange contracts outstanding at October 31, 2017:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
01/12/2018	Buy	EUR	29	CAD	43	$26	Barclays Capital Group
01/12/2018	Buy	EUR	57	AUD	87	125	Citigroup Global Markets
01/12/2018	Buy	EUR	82	NZD	141	110	Citigroup Global Markets
01/12/2018	Buy	EUR	29	CAD	43	42	Barclays Capital Group
01/26/2018	Buy	CHF	133	EUR	115	(534)	UBS AG
01/26/2018	Buy	EUR	46	CHF	53	73	Barclays Capital Group
01/26/2018	Buy	JPY	10,586	EUR	80	280	Barclays Capital Group
01/26/2018	Buy	JPY	12,266	EUR	93	(506)	Citigroup Global Markets
04/06/2018	Buy	BRL	149	EUR	41	(3,576)	Citigroup Global Markets
04/27/2018	Buy	JPY	16,602	AUD	190	2,202	BNP Paribas
04/27/2018	Buy	AUD	157	JPY	12,824	6,128	BNP Paribas
09/28/2018	Buy	EUR	50	ZAR	784	6,949	BNP Paribas
04/30/2019	Buy	EUR	107	TRY	520	11,965	BNP Paribas

						$23,284

Credit default swap agreements outstanding at October 31, 2017:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Buy Protection:(1)
Republic of Argentina	06/20/18	5.000%(Q)	100	0.568%	$(3,412)	$(4,289)	$877	BNP Paribas
Republic of Korea	06/20/18	1.000%(Q)	1,000	0.484%	(4,460)	(8,383)	3,923	Barclays Capital Group
Republic of Venezuela	06/20/22	1.000%(Q)	65	63.486%	44,798	41,283	3,515	Citigroup Global Markets

					$36,926	$28,611	$8,315

See Notes to Financial Statements.

36

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2017(5)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection:(2)
Federation of Russia	12/20/26	1.000%(Q)	100	1.990%	$(7,522)	$(10,974)	$3,452	Barclays Capital Group
Generalitat De Cataluna	12/20/22	1.000%(Q)	110	4.093%	(14,235)	(16,416)	2,181	Citigroup Global Markets
Republic of Hungary	06/20/22	1.000%(Q)	450	0.835%	3,801	(2,888)	6,689	Citigroup Global Markets
Republic of Ireland	06/20/27	1.000%(Q)	100	0.586%	3,655	2,524	1,131	Morgan Stanley
Republic of Korea	06/20/22	1.000%(Q)	500	0.683%	7,529	9,982	(2,453)	Barclays Capital Group
Republic of Panama	06/20/22	1.000%(Q)	100	0.634%	1,741	853	888	Citigroup Global Markets

					$(5,031)	$(16,919)	$11,888

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2017(4)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Sell Protection:(2)
CDX.EM.28.V1	12/20/22	1.000%(Q)	1,700	$(70,210)	$(57,126)	$13,084

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(3)	Counterparty
OTC credit default swaps on credit indices—Sell Protection:(2)
CDX.EM.27.V1	06/20/22	1.000%(Q)	500	$(12,772)	$(21,606)	$8,834	Citigroup Global Markets

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

Prudential International Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2017

(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The fair value of credit default swap agreements on credit indices and asset-backed securities serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Inflation Swap Agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
EUR	90	08/15/22	1.240	%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	$—	$(292)	$(292)
EUR	310	09/15/22	1.260	%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	(721)	(721)
EUR	45	08/15/27	1.415	%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	304	304
EUR	150	09/15/27	1.438	%(T)	Eurostat Eurozone HICP ex Tobacco(1)(T)	—	720	720
GBP	55	08/15/24	3.346	%(T)	U.K. Retail Price Index(2)(T)	—	(552)	(552)
GBP	75	08/15/27	3.344	%(T)	U.K. Retail Price Index(1)(T)	—	1,061	1,061
GBP	30	08/15/29	3.380	%(T)	U.K. Retail Price Index(2)(T)	—	(438)	(438)
GBP	55	07/15/32	3.513	%(T)	U.K. Retail Price Index(2)(T)	—	(130)	(130)
GBP	75	07/15/37	3.515	%(T)	U.K. Retail Price Index(2)(T)	—	(1,057)	(1,057)
GBP	20	08/15/42	3.520	%(T)	U.K. Retail Price Index(2)(T)	—	(428)	(428)
GBP	45	07/15/47	3.458	%(T)	U.K. Retail Price Index(1)(T)	(2,292)	1,492	3,784
GBP	15	08/15/47	3.469	%(T)	U.K. Retail Price Index(1)(T)	—	353	353
GBP	5	10/15/47	3.535	%(T)	U.K. Retail Price Index(2)(T)	—	194	194
GBP	10	07/15/57	3.325	%(T)	U.K. Retail Price Index(1)(T)	—	611	611
GBP	5	10/15/57	3.418	%(T)	U.K. Retail Price Index(1)(T)	—	(331)	(331)

						$(2,292)	$786	$3,078

See Notes to Financial Statements.

38

Interest rate swap agreements outstanding at October 31, 2017:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	560	09/25/22	2.958	%(S)	6 Month BBSW(2)(S)	$—	$1,416	$1,416
AUD	150	05/09/32	3.140	%(S)	6 Month BBSW(2)(S)	(4)	1,689	1,693
AUD	165	07/19/32	3.130	%(S)	6 Month BBSW(2)(S)	(4)	1,377	1,381
BRL	6,765	01/02/19	0.000	%(T)	1 Day BROIS(1)(T)	—	(316)	(316)
BRL	5,105	01/04/21	0.000	%(T)	1 Day BROIS(2)(T)	—	(16,736)	(16,736)
BRL	1,572	01/02/23	0.000	%(T)	1 Day BROIS(1)(T)	—	10,101	10,101
BRL	925	01/02/23	0.000	%(T)	1 Day BROIS(2)(T)	—	13,580	13,580
BRL	756	01/02/23	0.000	%(T)	1 Day BROIS(2)(T)	—	10,131	10,131
CAD	3,500	12/22/18	1.178	%(S)	3 Month Canadian Bankers Acceptance(2)(S)	—	(11,779)	(11,779)
CAD	930	05/08/19	1.032	%(S)	3 Month Canadian Bankers Acceptance(2)(S)	(2)	(6,735)	(6,733)
CAD	195	06/20/19	1.265	%(S)	3 Month Canadian Bankers Acceptance(2)(S)	(2)	(926)	(924)
CAD	2,935	07/26/19	1.605	%(S)	3 Month Canadian Bankers Acceptance(2)(S)	(2,306)	(2,854)	(548)
CAD	330	04/05/22	1.445	%(S)	3 Month Canadian Bankers Acceptance(1)(S)	4	5,824	5,820
CAD	550	05/08/22	1.367	%(S)	3 Month Canadian Bankers Acceptance(1)(S)	5	10,480	10,475
CAD	110	05/30/37	2.240	%(S)	3 Month Canadian Bankers Acceptance(2)(S)	(82)	(4,500)	(4,418)
CAD	150	05/30/47	2.240	%(S)	3 Month Canadian Bankers Acceptance(2)(S)	(8,007)	(7,562)	445
CHF	440	06/03/27	0.750	%(S)	6 Month CHF LIBOR(1)(A)	—	684	684
CHF	240	07/14/27	0.763	%(S)	6 Month CHF LIBOR(2)(T)	—	1,247	1,247
CHF	240	07/14/32	1.108	%(S)	6 Month CHF LIBOR(1)(A)	—	(523)	(523)
CHF	160	10/05/37		—(3)	—(3)	—	(9)	(9)
EUR	7,450	08/11/19	(0.238	%)(A)	3 Month EURIBOR(2)(Q)	1,619	8,227	6,608
EUR	624	09/08/19	0.195	%(A)	6 Month EURIBOR(2)(S)	—	244	244
EUR	500	09/08/22	0.140	%(A)	6 Month EURIBOR(1)(S)	—	812	812
EUR	490	08/15/26	0.504	%(A)	1 Day EONIA(1)(A)	—	(1,479)	(1,479)
EUR	320	08/15/26	0.655	%(A)	1 Day EONIA(1)(A)	(664)	(6,036)	(5,372)
EUR	425	06/03/27	1.655	%(A)	6 Month EURIBOR(2)(S)	—	27	27
EUR	127	09/08/27	0.770	%(A)	6 Month EURIBOR(2)(S)	—	(528)	(528)
EUR	95	02/15/30	1.124	%(A)	6 Month EURIBOR(1)(S)	(3)	(1,194)	(1,191)
EUR	1,225	06/28/32	0.785	%(S)	6 Month EURIBOR(2)(S)	(82,828)	(82,174)	654
EUR	160	10/04/32	2.000	%(A)	1 Day EONIA(2)(A)	—	(192)	(192)
EUR	160	10/04/32	2.080	%(A)	3 Month EURIBOR(1)(Q)	—	(109)	(109)
EUR	305	10/30/32	1.302	%(A)	6 Month EURIBOR(2)(S)	—	3,215	3,215

See Notes to Financial Statements.

Prudential International Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2017

Interest rate swap agreements outstanding at October 31, 2017 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2017	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d):
EUR	550	08/24/37	1.960%(A)	1 Day EONIA(2)(A)	$—	$(3,607)	$(3,607)
EUR	550	08/24/37	2.033%(A)	3 Month EURIBOR(1)(Q)	(137)	1,610	1,747
EUR	170	10/25/37	2.085%(A)	3 Month EURIBOR(2)(Q)	—	(626)	(626)
EUR	170	10/25/37	2.114%(A)	6 Month EURIBOR(1)(S)	—	142	142
EUR	135	07/04/42	1.416%(A)	1 Day EONIA(2)(A)	—	2,859	2,859
EUR	110	05/11/47	1.450%(A)	6 Month EURIBOR(2)(A)	(4,554)	(1,840)	2,714
GBP	220	12/07/27	1.444%(S)	6 Month GBP LIBOR(1)(S)	(63)	(1,339)	(1,276)
GBP	265	02/26/32	—(4)	—(4)	—	348	348
GBP	320	02/27/32	1.374%(S)	6 Month GBP LIBOR(2)(S)	(1,845)	(7,396)	(5,551)
GBP	125	05/08/32	1.323%(S)	6 Month GBP LIBOR(2)(S)	(4,422)	(3,608)	814
GBP	165	12/13/46	1.615%(S)	6 Month GBP LIBOR(1)(S)	(8,280)	(2,093)	6,187
HUF	95,000	01/12/27	4.150%(S)	6 Month BUBOR(2)(S)	—	17,611	17,611
JPY	180,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	—	2,655	2,655
JPY	18,500	02/28/37	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	1,148	1,148
JPY	95,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	5,052	5,052
JPY	45,000	12/22/41	0.732%(S)	6 Month JPY LIBOR(2)(S)	—	(3,415)	(3,415)
JPY	6,200	04/07/42	0.803%(S)	6 Month JPY LIBOR(2)(S)	—	235	235
MXN	4,685	12/09/26	7.780%(D)	28 Day Mexican Interbank Rate(2)(D)	(1,031)	6,097	7,128
MXN	8,000	06/11/27	7.210%(D)	28 Day Mexican Interbank Rate(2)(D)	1,947	(6,691)	(8,638)
NZD	300	05/01/20	3.628%(S)	3 Month New Zealand Bank Bill(2)(Q)	8,462	9,829	1,367
NZD	600	01/10/27	3.420%(S)	3 Month New Zealand Bank Bill(2)(Q)	—	15,001	15,001
PLN	700	06/13/22	2.220%(A)	6 Month WIBOR(2)(S)	57	(1,923)	(1,980)
PLN	1,000	01/10/27	3.030%(A)	6 Month WIBOR(2)(S)	—	6,979	6,979
SEK	2,500	12/30/26	1.106%(A)	3 Month STIBOR(2)(Q)	—	3,987	3,987
	215	06/30/19	1.502%(A)	1 Day USOIS(1)(A)	(311)	198	509
	11,900	08/04/19	1.372%(A)	1 Day USOIS(1)(A)	(1,915)	40,537	42,452
	440	09/28/22	2.177%(S)	3 Month LIBOR(1)(Q)	—	1,139	1,139
	500	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	1,325	1,325
	4,065	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	14,581	10,352	(4,229)
	245	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	—	539	539
	130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	530	530
	70	10/04/42	2.527%(S)	3 Month LIBOR(2)(Q)	—	(679)	(679)
	60	10/04/47	2.536%(S)	3 Month LIBOR(1)(Q)	—	639	639
ZAR	3,800	09/23/22	7.430%(Q)	3 Month JIBAR(2)(Q)	—	(4,425)	(4,425)
ZAR	2,035	06/30/27	8.015%(Q)	3 Month JIBAR(2)(Q)	(13)	(2,933)	(2,920)

					$(89,798)	$13,639	$103,437

See Notes to Financial Statements.

40

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
CNH	700	10/18/22	3.910%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(341)	$(12)	$(329)	Morgan Stanley
ILS	1,600	07/13/20	0.405%(S)	3 Month TELBOR(1)(Q)	(1,755)	—	(1,755)	Citigroup Global Markets
ILS	1,150	01/12/27	1.975%(S)	3 Month TELBOR(2)(Q)	15,508	—	15,508	Citigroup Global Markets
KRW	850,000	01/06/27	1.800%(Q)	3 Month KWCDC(2)(Q)	(28,881)	(19)	(28,862)	Citigroup Global Markets
ZAR	3,300	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(14,751)	(32)	(14,719)	Deutsche Bank AG
ZAR	3,100	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	14,941	26	14,915	Deutsche Bank AG

					$(15,279)	$(37)	$(15,242)

Cash of $278,000 and a security with a market value of $512,487 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared swap contracts at October 31, 2017.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays quarterly the floating rate of 3 Month LIBOR plus 1.75 bps and receives semiannually the floating rate of 6 Month LIBOR.
(4)	The Fund pays quarterly the floating rate of 3 Month LIBOR plus 3.1bps and receives semiannually the floating rate of 6 Month LIBOR.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

Prudential International Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2017

The following is a summary of the inputs used as of October 31, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Cayman Islands	$—	$501,734	$—
Netherlands	—	872,814	582,425
United Kingdom	—	877,860	—
United States	—	189,166	—
Corporate Bonds
Australia	—	229,841	—
Austria	—	247,192	—
Brazil	—	125,199	—
China	—	240,884	—
France	—	318,346	—
Germany	—	797,279	—
Ireland	—	122,728	—
Italy	—	130,200	—
Luxembourg	—	137,685	—
Mexico	—	135,276	—
Netherlands	—	426,487	—
Norway	—	121,785	—
Russia	—	122,892	—
Spain	—	247,917	—
United Kingdom	—	1,287,952	—
United States	—	2,722,177	—
Foreign Government Bonds
Argentina	—	237,903	—
Australia	—	35,110	—
Belgium	—	1,390,850	—
Brazil	—	373,043	—
Bulgaria	—	347,533	—
Canada	—	200,148	—
Colombia	—	269,638	—
Cyprus	—	650,027	—
France	—	1,205,292	—
Greece	—	856,245	—
Hungary	—	120,562	—
Indonesia	—	432,637	—
Ireland	—	202,436	—
Israel	—	119,252	—
Italy	—	1,849,251	—
Mexico	—	254,776	—
Norway	—	276,104	—
Peru	—	281,917	—

See Notes to Financial Statements.

42

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Foreign Government Bonds (continued)
Portugal	$—	$970,559	$—
Romania	—	244,091	—
South Korea	—	224,275	139,604
Spain	—	1,730,673	—
Turkey	—	215,091	—
United Kingdom	—	1,464,249	—
United States	—	23,146	—
Residential Mortgage-Backed Securities	—	1,013,346	—
Affiliated Mutual Funds	212,885	—	—
Options Purchased	—	54,191	—
Options Written	—	(92,860)	—
Other Financial Instruments*
Futures Contracts	2,870	—	—
OTC Forward Foreign Currency Exchange Contracts	—	239,612	—
OTC Cross Currency Exchange Contracts	—	23,284	—
OTC Credit Default Swap Agreements	—	19,123	—
Centrally Cleared Credit Default Swap Agreements	—	13,084	—
Centrally Cleared Inflation Swap Agreements	—	3,078	—
Centrally Cleared Interest Rate Swap Agreements	—	103,437	—
OTC Interest Rate Swap Agreements	—	(15,279)	—

Total	$215,755	$25,191,238	$722,029

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Collateralized Loan Obligations	Foreign Government Bonds
Balance as of 12/14/16	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)**	(8,988)	(6,384)
Purchases/Exchanges/Issuances	591,413	146,768
Sales/Paydowns	—	—
Accrued discount/premium	—	(780)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 10/31/17	$582,425	$139,604

See Notes to Financial Statements.

Prudential International Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2017

Level 3 Securities as presented in the table above are being fair valued using priceing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31,2017	Valuation Methodology	Unobservable Iputs
Asset-Backed Securities—Collateralized Loan Obligations	$582,425	Pricing at Cost	Unadjusted Purchase Price
Foreign Government Bonds	139,604	Market Approach	Single Broker Indicative Quote

	$722,029

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2017 were as follows (unaudited):

Foreign Government Bonds	52.7%
Collateralized Loan Obligations	10.6
Residential Mortgage-Backed Securities	3.8
Banks	3.7
Media	2.3
Oil & Gas	2.2
Healthcare-Products	1.8
Retail	1.5
Entertainment	1.5
Insurance	1.5
Auto Parts & Equipment	1.4
Investment Companies	0.9
Pharmaceuticals	0.9
Food	0.9
Electric	0.9
Software	0.9
Affiliated Mutual Fund	0.8
Auto Manufacturers	0.7
Diversified Financial Services	0.5
Containers & Packaging	0.5
Telecommunications	0.5%
Apparel	0.5
Electrical Components & Equipment	0.5
Diversified Machinery	0.5
Commercial Services	0.5
Real Estate Investment Trusts (REITs)	0.5
Household Products/Wares	0.5
Lodging	0.5
Forest Products & Paper	0.4
Transportation	0.4
Distribution/Wholesale	0.4
Multi-National	0.4
Automobiles	0.4
Home Equity Loans	0.3
Options Purchased	0.2

96.5
Options Written	(0.3)
Other assets in excess of liabilities	3.8

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

44

Fair values of derivative instruments as of October 31, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due from/to broker—variation margin swaps	$13,084	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	54,642		Premiums received for OTC swap agreements	64,556
Credit contracts	Unaffiliated investments	6,298		Options written outstanding, at value	29,458
Credit contracts	Unrealized appreciation on OTC swap agreements	31,490		Unrealized depreciation on OTC swap agreements	2,453
Foreign exchange contracts	Unaffiliated investments	32,104		Options written outstanding, at value	49,861
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	27,900		Unrealized depreciation on OTC cross currency exchange contracts	4,616
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	366,935		Unrealized depreciation on OTC forward foreign currency exchange contracts	127,323
Interest rate contracts	Due from/to broker—variation margin futures	55,451	*	Due from/to broker—variation margin futures	52,581	*
Interest rate contracts	Due from/to broker—variation margin swaps	198,667	*	Due from/to broker—variation margin swaps	92,152	*
Interest rate contracts	Premiums paid for OTC swap agreements	26		Premiums received for OTC swap agreements	63
Interest rate contracts	Unaffiliated investments	15,789		Options written outstanding, at value	13,541
Interest rate contracts	Unrealized appreciation on OTC swap agreements	30,423		Unrealized depreciation on OTC swap agreements	45,665

Total		$832,809			$482,269

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

Prudential International Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2017

The effects of derivative instruments on the Statement of Operations for the period ended October 31, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps	Total
Credit contracts	$(2,014)	$22,947	$—	$—	$83,460	$104,393
Foreign exchange contracts	(59,990)	57,706	—	(2,040,465)	4,448	(2,038,301)
Interest rate contracts	(10,688)	9,283	29,495	—	24,596	52,686

Total	$(72,692)	$89,936	$29,495	$(2,040,465)	$112,504	$(1,881,222)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Contracts	Swaps	Total
Credit contracts	$(9,085)	$(662)	$—	$—	$42,121	$32,374
Foreign exchange contracts	(5,940)	16,935	—	262,896	—	273,891
Interest rate contracts	(1,596)	1,089	2,870	—	91,273	93,636

Total	$(16,621)	$17,362	$2,870	$262,896	$133,394	$399,901

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended October 31, 2017, the average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(4)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)	Forward Foreign Currency Exchange Contracts— Sold(3)
$66,325	$15,011,405	$11,289,776	$13,090,395	$7,883,714	$31,838,422

Cross Currency Exchange Contracts(2)	Credit Default Swap Agreements— Buy Protection(4)	Credit Default Swap Agreements— Sell Protection(4)	Currency Swap Agreements(4)	Interest Rate Swap Agreements(4)
$975,796	$832,500	$3,072,812	$158,500	$23,461,972

(1)	Cost.
(2)	Value at Trade Date.
(3)	Value at Settlement Date.
(4)	Notional Amount in USD.

See Notes to Financial Statements.

46

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America	$1,826	$(299)	$1,527	$—	$1,527
Barclays Capital Group	47,328	(32,924)	14,404	—	14,404
BNP Paribas	30,342	(40,065)	(9,723)	—	(9,723)
Citigroup Global Markets	270,642	(162,870)	107,772	—	107,772
Deutsche Bank AG	14,941	(14,751)	190	—	190
Goldman Sachs & Co.	—	(4,573)	(4,573)	—	(4,573)
Hong Kong & Shanghai Bank	1,943	(27,999)	(26,056)	—	(26,056)
JPMorgan Chase	26,601	(23,229)	3,372	—	3,372
Morgan Stanley	4,724	(7,413)	(2,689)	—	(2,689)
UBS AG	167,260	(23,413)	143,847	—	143,847

	$565,607	$(337,536)	$228,071	$—	$228,071

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential International Bond Fund	47

Statement of Assets & Liabilities

as of October 31, 2017

Assets
Investments at value:
Unaffiliated investments (cost $23,394,026)	$25,619,788
Affiliated investments (cost $212,885)	212,885
Foreign currency, at value (cost $60,526)	61,073
Deposit with broker for futures	340,039
Deposit with broker for centrally cleared swaps	278,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	366,935
Interest receivable	277,601
Due from Manager	66,248
Due from broker—variation margin swaps	57,302
Premium paid for OTC swap agreements	54,668
Unrealized appreciation on OTC swap agreements	61,913
Unrealized appreciation on OTC cross currency exchange contracts	27,900
Due from broker—variation margin futures	5,777
Prepaid expenses	835

Total assets	27,430,964

Liabilities
Payable for investments purchased	291,212
Unrealized depreciation on OTC forward foreign currency exchange contracts	127,323
Options written outstanding, at value (premiums received $110,222)	92,860
Premium received for OTC swap agreements	64,619
Unrealized depreciation on OTC swap agreements	48,118
Accrued expenses and other liabilities	34,959
Unrealized depreciation on OTC cross currency exchange contracts	4,616
Payable for Fund shares reacquired	132
Affiliated transfer agent fee payable	34
Distribution fee payable	28

Total liabilities	663,901

Net Assets	$26,767,063

Net assets were comprised of:
Shares of beneficial interest, at par	$2,565
Paid-in capital in excess of par	24,677,499

24,680,064
Distributions in excess of net investment income	(318,233)
Accumulated net realized loss on investment and foreign currency transactions	(243,926)
Net unrealized appreciation on investments and foreign currencies	2,649,158

Net assets, October 31, 2017	$26,767,063

See Notes to Financial Statements.

48

Class A
Net asset value and redemption price per share, ($91,488 ÷ 8,767 shares of beneficial interest issued and outstanding)	$10.44
Maximum sales charge (4.50% of offering price)	0.49

Maximum offering price to public	$10.93

Class C
Net asset value, offering price and redemption price per share, ($10,568 ÷ 1,012.7 shares of beneficial interest issued and outstanding)	$10.44

Class Q
Net asset value, offering price and redemption price per share, ($26,654,295 ÷ 2,553,950 shares of beneficial interest issued and outstanding)	$10.44

Class Z
Net asset value, offering price and redemption price per share, ($10,712 ÷ 1,026 shares of beneficial interest issued and outstanding)	$10.44

See Notes to Financial Statements.

Prudential International Bond Fund	49

Statement of Operations

Period* Ended October 31, 2017

Net Investment Income (Loss)
Income
Interest income	$394,301
Affiliated dividend income	7,724

Total income	402,025

Expenses
Management fee	113,917
Distribution fee—Class A	84
Distribution fee—Class C	91
Registration fees	120,000
Custodian and accounting fees	114,000
Legal fees and expenses	35,000
Audit fee	30,000
Shareholders’ reports	23,000
Trustees’ fees	8,000
Transfer agent’s fees and expenses (including affiliated expense of $200)	259
Miscellaneous	10,718

Total expenses	455,069
Less: Management fee waiver and/or expense reimbursement	(286,297)

Net expenses	168,772

Net investment income (loss)	233,253

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	19,832
Futures transactions	29,495
Options written transactions	89,936
Swap agreement transactions	112,504
Forward and cross currency contract transactions	(2,040,465)
Foreign currency transactions	564,957

(1,223,741)

Net change in unrealized appreciation (depreciation) on:
Investments	2,225,762
Futures	2,870
Options Written	17,362
Swap agreements	133,394
Forward and cross currency contracts	262,896
Foreign currencies	6,874

2,649,158

Net gain (loss) on investment and foreign currency transactions	1,425,417

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,658,670

*	Commencement of operations was December 14, 2016.

See Notes to Financial Statements.

50

Statement of Changes in Net Assets

December 14, 2016* through October 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$233,253
Net realized gain (loss) on investment and foreign currency transactions	(1,223,741)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,649,158

Net increase (decrease) in net assets resulting from operations	1,658,670

Tax return of capital distributions
Class A	(771)
Class C	(130)
Class Q	(553,162)
Class Z	(223)

(554,286)

Fund Share transactions
Net proceeds from shares sold	25,119,515
Net asset value of shares issued in reinvestment of dividends and distributions	554,265
Cost of shares reacquired	(11,101)

Net increase (decrease) in net assets from Fund share transactions	25,662,679

Total increase (decrease)	26,767,063

Net Assets:
Beginning of period	—

End of period	$26,767,063

*	Commencement of operations.

See Notes to Financial Statements.

Prudential International Bond Fund	51

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was established as a Delaware business trust on September 18, 1998. The Trust currently consists of five funds: Prudential Absolute Return Bond Fund and Prudential QMA Large-Cap Core Equity Fund which are diversified funds and Prudential International Bond Fund, Prudential Select Real Estate Fund and Prudential Real Estate Income Fund which are non-diversified funds. These financial statements relate to the Prudential International Bond Fund (the “Fund”). The Fund commenced operations on December 14, 2016.

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”) (formerly known as Prudential Investments LLC). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable

52

exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Prudential International Bond Fund	53

Notes to Financial Statements (continued)

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the

54

difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the

Prudential International Bond Fund	55

Notes to Financial Statements (continued)

Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser or an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund may enter into credit default, interest rate and other types of swap agreements. A swap agreement is an agreement to exchange the return generated by

56

one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

Prudential International Bond Fund	57

Notes to Financial Statements (continued)

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

58

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Prudential International Bond Fund	59

Notes to Financial Statements (continued)

As of October 31, 2017, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with

60

federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to $2 billion and .485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was .50% for the period ended October 31, 2017. For the period ended October 31, 2017, the waiver and/or expense reimbursement exceeded the effective management fee rate.

PGIM Investments has contractually agreed through February 28, 2019 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .74% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class C, Class Q, and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q or Class Z shares of the Fund.

Prudential International Bond Fund	61

Notes to Financial Statements (continued)

Pursuant to the Fund’s Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25% and 1% of the average daily net assets of the Class A and C, respectively.

PIMS has advised the Fund that it has received $1,841 in front-end sales charges resulting from sales of Class A shares, during the period ended October 31, 2017. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that for the period ended October 31, 2017, it did not receive any in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended October 31, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the period ended October 31, 2017 were $39,144,623 and $16,086,353, respectively.

62

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the period ended October 31, 2017 the adjustments were to increase distributions in excess of net investment income by $551,486, decrease accumulated net realized loss on investment and foreign currency transactions by $979,815 and decrease paid-in capital in excess of par by $428,329 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, swaps, net operating loss and other book to tax differences. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2017, the tax character of dividends paid by the Fund was $554,286 of tax return of capital.

As of October 31, 2017, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$24,042,023	$2,271,160	$(184,161)	$2,086,999

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

The Fund offers Class A, Class C, Class Q and Class Z shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial

Prudential International Bond Fund	63

Notes to Financial Statements (continued)

sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, divided into four classes, designated Class A, Class C, Class Q and Class Z.

As of October 31, 2017, Prudential owned 99.6% of the outstanding shares of the Fund.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Period* ended October 31, 2017:
Shares sold	8,745	$89,467
Shares issued in reinvestment of dividends and distributions	74	771
Shares reacquired	(52)	(546)

Net increase (decrease) in shares outstanding	8,767	$89,692

Class C
Period* ended October 31, 2017:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	12.7	130

Net increase (decrease) in shares outstanding	1,012.7	$10,130

Class Q
Period* ended October 31, 2017:
Shares sold	2,501,000	$25,010,000
Shares issued in reinvestment of dividends and distributions	53,965	553,141
Shares reacquired**	(1,015)	(10,555)

Net increase (decrease) in shares outstanding	2,553,950	$25,552,586

Class Z
Period* ended October 31, 2017:
Shares sold	1,005	$10,048
Shares issued in reinvestment of dividends and distributions	21	223

Net increase (decrease) in shares outstanding	1,026	$10,271

*	Commencement of operations was December 14, 2016.
**	Includes affiliated redemption of 1,015 shares with a value of $10,555 for Class Q.

64

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 5, 2017 through October 4, 2018. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 5, 2017, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended October 31, 2017.

8. Other

At the Trust’s Board meeting in March 2017, the Board approved a change in the methodology of allocating certain expenses, such as Transfer Agent fees (including sub-transfer agent and networking fees) and Blue Sky fees. PGIM Investments implemented the changes effective November 1, 2017.

Prudential International Bond Fund	65

Financial Highlights

Class A Shares
	December 14, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.07
Net realized and unrealized gain (loss) on investments	.57
Total from investment operations	.64
Less Dividends:
Tax return of capital distributions	(.20)
Net asset value, end of period	$10.44
Total Return(c):	6.42%

Ratios/Supplemental Data:
Net assets, end of period (000)	$91
Average net assets (000)	$38
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.99%	(e)
Expenses before waivers and/or expense reimbursement	3.39%	(e)
Net investment income (loss)	.85%	(e)
Portfolio turnover rate	66%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

66

Class C Shares
	December 14, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	-
Net realized and unrealized gain (loss) on investments	.57
Total from investment operations	.57
Less Dividends:
Tax return of capital distributions	(.13)
Net asset value, end of period	$10.44
Total Return(c):	5.73%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.74%	(e)
Expenses before waivers and/or expense reimbursement	3.26%	(e)
Net investment income (loss)	.06%	(e)
Portfolio turnover rate	66%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential International Bond Fund	67

Financial Highlights (continued)

Class Q Shares
	December 14, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.09
Net realized and unrealized gain (loss) on investments	.57
Total from investment operations	.66
Less Dividends:
Tax return of capital distributions	(.22)
Net asset value, end of period	$10.44
Total Return(c):	6.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,654
Average net assets (000)	$25,767
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.74%	(e)
Expenses before waivers and/or expense reimbursement	1.99%	(e)
Net investment income (loss)	1.07%	(e)
Portfolio turnover rate	66%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

68

Class Z Shares
	December 14, 2016(a) through October 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.09
Net realized and unrealized gain (loss) on investments	.57
Total from investment operations	.66
Less Dividends:
Tax return of capital distributions	(.22)
Net asset value, end of period	$10.44
Total Return(c):	6.67%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11
Average net assets (000)	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.74%	(e)
Expenses before waivers and/or expense reimbursement	2.24%	(e)
Net investment income (loss)	1.09%	(e)
Portfolio turnover rate	66%	(f)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

Prudential International Bond Fund	69

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 9:

We have audited the accompanying statement of assets and liabilities of Prudential International Bond Fund (the “Fund”), a series of Prudential Investment Portfolios 9, including the schedule of investments, as of October 31, 2017, and the related statements of operations and changes in net assets, and the financial highlights for the period from December 14, 2016 (commencement of operations) to October 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, and the results of its operations, the changes in its net assets, and the financial highlights for the period described in the first paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2017

70

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (59) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (65) Board Member Portfolios Overseen: 89	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (65) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential International Bond Fund

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Barry H. Evans (57)± Board Member Portfolios Overseen: 89	Retired; Formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer-Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (2011-present); Director, Manulife Asset Management Limited (2015-present); Formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); Formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).
Keith F. Hartstein (61) Board Member & Independent Chair Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Laurie Simon Hodrick (55)± Board Member Portfolios Overseen: 89	A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (since 1996); Visiting Professor of Law and Rock Center for Corporate Governance Fellow, Stanford Law School (since 2015); Visiting Fellow, Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); Formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008); Formerly Director/Trustee, Merrill Lynch Investment Managers Funds (1999-2006).	Independent Director, Corporate Capital Trust (since April 2017) (a business development company).
Michael S. Hyland, CFA (72) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.

Visit our website at pgiminvestments.com

Independent Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Richard A. Redeker (74) Board Member & Independent Vice Chair9 Portfolios Overseen: 87	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (74) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Frontline Medical Communications (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

± Mr. Evans and Ms. Hodrick joined the Board effective as of September 1, 2017.

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (55) Board Member & President Portfolios Overseen: 89	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.

Prudential International Bond Fund

Interested Board Members(1)

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Scott E. Benjamin (44) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (58) Board Member Portfolios Overseen: 88	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A. and Sun National Bank

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

(1) The year that each individual joined the Board is as follows:

Ellen S. Alberding, 2013; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Richard A. Redeker, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (62) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (42) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (59) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PGIM Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (59) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (43) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005

Prudential International Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French (54) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Charles H. Smith (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (53) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of PGIM Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (59) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (50) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (56) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (49) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the Prudential Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

Initial Approval of the Fund’s Advisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) considered the proposed management agreement with Prudential Investments LLC (the Manager) 1 and the proposed subadvisory agreement between the Manager and PGIM, Inc. (PGIM) and PGIM Ltd. (together with PGIM, the Subadviser) with respect to the Fund prior to the Fund’s commencement of operations. The Board, including a majority of the Independent Trustees, met on September 20-22, 2016 and approved the agreements for an initial two year period, after concluding that approval of the agreements was in the best interests of the Fund.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Fund by the Manager, PGIM and PGIM Ltd.; any relevant comparable performance and the qualifications and track record of PGIM and PGIM Ltd. in serving other affiliated mutual funds; the fees proposed to be paid by the Fund to the Manager and by the Manager to the Subadviser, under the agreements; and the potential for economies of scale that may be shared with the Fund and its shareholders. In connection with its deliberations, the Board considered information provided by the Manager, PGIM and PGIM Ltd. at or in advance of the meetings on September 20-22, 2016. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, PGIM and PGIM Ltd., which information had been provided throughout the year at regular Board meetings. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund.

The Trustees determined that the overall arrangements between the Fund and the Manager, which will serve as the Fund’s investment manager pursuant to a management agreement, and between the Manager and PGIM and PGIM Ltd., which will serve as the Fund’s subadviser pursuant to the terms of a subadvisory agreement, were in the best interests of the Fund in light of the services to be performed and the fees to be charged under the agreements and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the agreements are separately discussed below.

Prudential International Bond Fund

Approval of Advisory Agreements (continued)

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that it had received and considered information about the Manager at the June 7-9, 2016 meetings in connection with the renewal of the management agreements between the Manager and the other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by the Manager. The Board considered the services to be provided by the Manager, including but not limited to the oversight of PGIM and PGIM Ltd., as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to the Manager’s oversight of PGIM and PGIM Ltd., the Board noted that the Manager’s Strategic Investment Research Group, which is a business unit of the Manager, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of PGIM and PGIM Ltd. The Board also noted that the Manager pays the salaries of all the officers and interested Trustees of the Fund who are members of management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund, PGIM and PGIM Ltd., and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the other Prudential Retail Funds and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the management agreement for the Fund would be similar in nature to those provided under the other management agreements.

With respect to the Subadviser, the Board noted that it had received and considered information about PGIM and PGIM Ltd. at the June 7-9, 2016 meetings in connection with the renewal of the subadvisory agreements between the Manager and PGIM and the sub-subadvisory agreements between PGIM and PGIM Ltd. with respect to other Prudential Retail Funds. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and extent of services provided by PGIM and PGIM Ltd. The Board considered, among other things, the qualifications, background and experience of PGIM’s portfolio managers who will be responsible for the day-to-day management of the Fund’s portfolio, as well as information on the organizational structure, senior management, investment operations and other relevant information of PGIM and PGIM Ltd. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to PGIM and PGIM Ltd. The Board noted that it was satisfied with the nature, quality and extent of services provided by PGIM and PGIM Ltd. with respect to the other Prudential Retail Funds

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served by PGIM and PGIM Ltd. and determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PGIM and PGIM Ltd. under the subadvisory agreement for the Fund would be similar in nature to those provided under the other subadvisory agreements. The Board noted that PGIM and PGIM Ltd. are affiliated with the Manager.

Performance

Because the Fund had not yet commenced operations, no investment performance for the Fund existed for Board review. The Board did consider PGIM and PGIM Ltd.’s track record in managing other registered investment companies that follow similar investment strategies. The Board considered the background and professional experience of the proposed portfolio management team for the Fund. The Manager will provide information relating to performance to the Board in connection with future annual reviews of the management agreement and subadvisory agreement.

Fee Rates

The Board considered the proposed management fees of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of the Fund’s average daily net assets over $2 billion to be paid by the Fund to the Manager, and the proposed subadvisory fees at the annual rate of 0.275% of the Fund’s average daily net assets up to $2 billion and 0.235% of the Fund’s daily net assets over $2 billion to be paid by the Manager to the Subadviser.

The Board considered information provided by the Manager comparing the Fund’s proposed management fee rate and total expenses for Class A shares to the Lipper 15(c) Peer Group. The Board noted that the Fund’s contractual management fee was in the first quartile of the Lipper Peer Group (first quartile being the lowest fee). The Board further noted that the anticipated net total expenses for Class A shares were in the first quartile of the Lipper Peer Group (first quartile being the lowest expenses).

Profitability

Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical profitability information with respect to the Fund to be reviewed. The Board noted that PGIM and PGIM Ltd. are affiliated with the Manager and, as a result, the Board will not separately consider the PGIM’s and PGIM Ltd.’s profitability since their profitability will be reflected in the Manager’s profitability report. The Board noted that it would review profitability information in connection with the annual renewal of the advisory and subadvisory agreements.

Prudential International Bond Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the proposed management fees payable by the Fund to the Manager contained breakpoints that would reduce the fee rates on assets above specified levels, as did the subadvisory fee payable by the Manager to the Subadviser. The Board considered the potential for the Manager and the Subadviser to experience economies of scale as the amount of assets managed by the Manager and the Subadviser, respectively, increased in size. Because the Fund had not yet commenced operations and the actual asset base of the Fund has not yet been determined, the Board noted that there was no historical information regarding economies of scale with respect to the Fund to be reviewed. The Board noted that it would review such information in connection with the annual renewal of the advisory and subadvisory agreements.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager, PGIM, PGIM Ltd. and their affiliates as a result of their relationships with the Fund. The Board concluded that any potential benefits to be derived by the Manager were similar to benefits derived by the Manager in connection with its management of the other Prudential Retail Funds, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by PGIM and PGIM Ltd. were consistent with those generally derived by subadvisers to the Prudential Retail Funds, and that those benefits are reviewed on an annual basis. The Board concluded that any potential benefits derived by the Manager, PGIM and PGIM Ltd. were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund.

[1]	Prudential Investments LLC is now known as PGIM Investments LLC

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential International Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL INTERNATIONAL BOND FUND

SHARE CLASS	A	C	Q	Z
NASDAQ	PXBAX	PXBCX	PXBQX	PXBZX
CUSIP	74441J738	74441J720	74441J712	74441J696

MF234E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $190,011 and $155,769 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(c) Tax Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(d) All Other Fees

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the 30 Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments LLC and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2017 and October 31, 2016: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2017 and October 31, 2016 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2017

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2017